Annual Report

December 31, 2022

Symetra Separate Account SL

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm
To the Board of Directors of Symetra Life Insurance Company and the Contract Owners of Symetra Separate Account SL:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise the Symetra Separate Account SL (the Separate Account), as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the accumulation unit values in Note 6 (the financial highlights) for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2022, the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the two-year period ended December 31, 2019 were audited by other independent registered public accountants whose report, dated April 30, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with fund companies or their transfer agents; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of the Separate Account since 2020.
Seattle, Washington
April 21, 2023

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

Appendix

American Century Balanced

American Century Inflation Protection I

American Century Inflation Protection II

American Century International

American Century Large Company Value I

American Century Large Company Value II

American Century Ultra I

American Century Ultra II

American Century Value

American Funds IS Growth Fund

BNY Mellon MidCap Stock

BNY Mellon Technology Growth

BNY Mellon Stock Index

BNY Mellon Sustainable U.S. Equity

BNY Mellon Appreciation

Calvert Nasdaq 100 Index

Calvert Russell 2000 Small Cap Index

DFA VIT Inflation-Protected Securities

DWS CROCI International VIP - Class A

DWS Global Income Builder VIP A

Federated Hermes High Income Bond

Federated Hermes Managed Volatility II

Fidelity Asset Manager

Fidelity Asset Manager Growth

Fidelity Balanced

Fidelity Contrafund

Fidelity Equity-Income

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

Fidelity Extended Market Index - Initial Class

Fidelity Government Money Market Portfolio – Initial Class

Fidelity Growth

Fidelity Growth & Income

Fidelity Growth Opportunities

Fidelity High Income

Fidelity Index 500

Fidelity Investment Grade Bond

Fidelity Mid Cap I

Fidelity Mid Cap II

Fidelity Overseas

Franklin Allocation VIP Fund - Class 1

Franklin DynaTech VIP Fund - Class 2

Franklin Income VIP Fund - Class 1

Franklin Income VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 1

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Goldman Sachs Government Money Market - Institutional Class

Invesco American Franchise Fund I

Invesco American Franchise Fund II

Invesco American Value Fund I

Invesco Discovery Mid Cap Growth Fund I

Invesco Discovery Mid Cap Growth Fund II

Invesco EQV International Equity I (1)

Invesco EQV International Equity II (1)

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

Invesco Global Real Estate

Invesco Health Care

JP Morgan Insurance Trust Mid Cap Value I

JP Morgan Insurance Trust U.S. Equity I

Morningstar Aggressive Growth ETF Asset Allocation - Class I

Morningstar Balanced ETF Asset Allocation - Class I

Morningstar Growth ETF Asset Allocation - Class I

Morningstar Income & Growth ETF Asset Allocation - Class I

Neuberger Berman AMT Mid Cap Growth Portfolio Class 1

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1

PIMCO All Asset Portfolio Admin

PIMCO All Asset Portfolio Advisor

PIMCO CommodityRealReturn Strat. Administrative Class

PIMCO Total Return Admin

Pioneer Bond VCT Class I

Pioneer Equity Income VCT Class I

Pioneer Equity Income VCT Class II

Pioneer Fund VCT Class I

Pioneer High Yield VCT Class I

Pioneer High Yield VCT Class II

Pioneer Mid Cap Value VCT Class I

Pioneer Real Estate VCT Class I

Pioneer Real Estate VCT Class II

Pioneer Select Mid Cap Growth VCT Class I

Pioneer Strategic Income VCT Class I

Pioneer Strategic Income VCT Class II

Templeton Developing Markets VIP Fund - Class 1

Templeton Developing Markets VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

Templeton Global Bond VIP Fund - Class 2

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Vanguard Balanced

Vanguard Conservative Allocation

Vanguard Diversified Value

Vanguard Equity Income

Vanguard Equity Index

Vanguard High Yield Bond

Vanguard International

Vanguard Mid-Cap Index

Vanguard Real Estate Index

Vanguard Small Company Growth

Vanguard Total Bond Market Index

Vanguard Total International Stock Market Index

Vanguard Total Stock Market Index

Voya Global High Dividend Low Volatility Portfolio - Class S

VY JPMorgan Emerging Markets Equity Portfolio Initial

Wanger Acorn (1)

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

The following sub-accounts had varying audited periods defined in the table below:

Subaccount	Statement of Assets and Liabilities	Statements of Operations and Changes in Net Assets	Financial Highlights
American Funds IS Growth Fund	No difference	For the period September 15, 2021 through December 31, 2021	For the period September 15, 2021 through December 31, 2022
DFA VIT Inflation-Protected Securities	No difference	For the period September 15, 2021 through December 31, 2021	For the period September 15, 2021 through December 31, 2022
Fidelity Extended Market Index-Initial Class	No difference	For the period September 15, 2021 through December 31, 2021	For the period September 15, 2021 through December 31, 2022
Goldman Sachs Government Money Market – Institutional Class	No difference	For the period September 15, 2021 through December 31, 2021	For the period September 15, 2021 through December 31, 2022
Vanguard Conservative Allocation	No difference	For the period September 15, 2021 through December 31, 2021	For the period September 15, 2021 through December 31, 2022
Vanguard Diversified Value	No difference	For the period September 15, 2021 through December 31, 2021	For the period September 15, 2021 through December 31, 2022
Vanguard Total International Stock Market Index	No difference	For the period September 15, 2021 through December 31, 2021	For the period September 15, 2021 through December 31, 2022
Invesco Discovery Mid Cap Growth Fund I	No difference	No difference	For the period April 30, 2020 through December 31, 2022
Invesco Discovery Mid Cap Growth Fund II	No difference	No difference	For the period April 30, 2020 through December 31, 2022

(1) See Note 1 of the financial statements for the former name of this sub-account

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2022

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Dividends Receivable	Net Assets	Accumulation Units Outstanding
American Century Balanced	167,071	$1,246,097	$1,119,382	$—	$1,119,382	30,531
American Century Inflation Protection I	258,778	2,396,912	2,432,513	—	2,432,513	16,050
American Century Inflation Protection II	123,380	1,289,050	1,156,066	—	1,156,066	80,128
American Century International	88,105	943,160	839,644	—	839,644	30,194
American Century Large Company Value II	4,816	74,951	88,673	—	88,673	3,021
American Century Ultra I1	13,129	228,880	253,909	—	253,909	4,682
American Century Ultra II	19,311	394,346	360,727	—	360,727	8,536
American Century Value[1]	115,741	1,174,239	1,440,974	—	1,440,974	34,510
American Funds IS Growth Fund	1,321	103,117	100,724	—	100,724	13,932
BNY Mellon Appreciation	32,094	1,237,978	1,024,754	—	1,024,754	28,133
BNY Mellon MidCap Stock	76,545	1,460,285	1,259,933	—	1,259,933	32,936
BNY Mellon Stock Index	20,696	1,116,141	1,199,765	—	1,199,765	24,492
BNY Mellon Sustainable U.S. Equity	8,184	307,380	341,553	—	341,553	15,021
BNY Mellon Technology Growth	47,119	1,068,599	827,879	—	827,879	51,078
Calvert Nasdaq 100 Index	1,196	149,474	111,258	—	111,258	198
DFA VIT Inflation-Protected Securities	8	73	68	—	68	8
DWS CROCI International VIP - Class A	15,149	100,324	98,312	—	98,312	10,643
DWS Global Income Builder VIP A	21,817	503,334	441,148	—	441,148	23,191
Federated Hermes High Income Bond	20,606	127,354	110,032	—	110,032	3,778
Federated Hermes Managed Volatility II	4,091	39,885	34,610	—	34,610	1,692
Fidelity Asset Manager	186,170	2,811,393	2,665,941	—	2,665,941	13,022
Fidelity Asset Manager Growth	27,672	510,940	518,015	—	518,015	10,034
Fidelity Balanced	3,152	62,118	61,082	—	61,082	1,445
Fidelity Contrafund	253,890	9,232,435	9,617,407	—	9,617,407	64,717
Fidelity Equity-Income	325,508	7,166,516	7,668,908	—	7,668,908	43,441
Fidelity Extended Market Index - Initial Class	99	1,119	1,112	—	1,112	135
Fidelity Government Money Market Portfolio - Initial Class	898,605	898,605	898,605	—	898,605	53,942
Fidelity Growth	244,873	17,868,605	17,510,838	—	17,510,838	106,404
Fidelity Growth & Income[1]	65,261	1,338,515	1,567,553	—	1,567,553	31,119
Fidelity Growth Opportunities	35,388	1,518,958	1,452,012	—	1,452,012	27,945
Fidelity High Income[1]	115,897	610,621	511,106	—	511,106	5,309
Fidelity Index 500	17,888	4,358,831	6,703,640	—	6,703,640	49,785
Fidelity Investment Grade Bond	69,368	935,702	749,198	—	749,198	2,640
Fidelity Mid Cap I	3,134	110,919	102,547	—	102,547	353
Fidelity Mid Cap II	43,666	1,438,564	1,362,364	—	1,362,364	34,614
Fidelity Overseas	66,809	1,383,626	1,449,730	—	1,449,730	10,668
Franklin Allocation VIP Fund - Class 1	5,364	32,924	23,928	—	23,928	123
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities (continued)
As of December 31, 2022

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Dividends Receivable	Net Assets	Accumulation Units Outstanding
Franklin DynaTech VIP Fund - Class 2	30,981	$155,871	$92,012	$—	$92,012	2,624
Franklin Income VIP Fund - Class 1	162,897	2,328,394	2,506,979	—	2,506,979	11,385
Franklin Income VIP Fund - Class 2	6,213	94,235	91,507	—	91,507	3,762
Franklin Mutual Shares VIP Fund - Class 2	10,549	186,782	159,906	—	159,906	5,921
Franklin Small Cap Value VIP Fund - Class 1	6,639	114,903	88,435	—	88,435	280
Franklin Small Cap Value VIP Fund - Class 2	66,196	906,304	829,436	—	829,436	23,646
Franklin Small-Mid Cap Growth VIP Fund - Class 2	93,561	1,432,129	983,334	—	983,334	40,322
Franklin U.S. Government Securities VIP Fund - Class 2	37,472	447,934	381,838	—	381,838	22,782
Goldman Sachs Government Money Market - Institutional Class	890,759	890,759	890,756	204	890,959	87,696
Invesco American Franchise Fund I1	32,127	1,841,923	1,376,328	—	1,376,328	55,260
Invesco American Franchise Fund II	978	54,601	37,982	—	37,982	1,275
Invesco Discovery Mid Cap Growth Fund I1	908	77,443	50,412	—	50,412	1,084
Invesco Discovery Mid Cap Growth Fund II	4,264	322,024	204,063	—	204,063	7,976
Invesco EQV International Equity I1	13,272	444,661	384,101	—	384,101	9,545
Invesco EQV International Equity II1	8,511	307,896	241,888	—	241,888	13,758
Invesco Global Real Estate	30,577	493,936	398,713	—	398,713	10,035
Invesco Health Care	990	27,519	24,903	—	24,903	546
JP Morgan Insurance Trust Mid Cap Value I	122,746	1,313,285	1,280,246	—	1,280,246	27,542
JP Morgan Insurance Trust U.S. Equity I	24,244	717,147	765,853	—	765,853	13,890
Morningstar Aggressive Growth ETF Asset Allocation Class I	15,200	193,890	188,478	—	188,478	911
Morningstar Growth ETF Asset Allocation Class I	6,934	79,925	72,731	—	72,731	363
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	2,057	36,537	31,274	—	31,274	124
PIMCO All Asset Portfolio Admin	295,948	2,469,799	2,551,065	—	2,551,065	13,655
PIMCO All Asset Portfolio Advisor	3,978	42,443	34,837	—	34,837	1,799
PIMCO CommodityRealReturn Strat. Administrative Class	104,485	747,787	719,910	—	719,910	58,526
PIMCO Total Return Admin	7,756	77,258	69,652	—	69,652	432
Pioneer Bond VCT Class I	90,323	1,006,413	833,681	—	833,681	30,310
Pioneer Equity Income VCT Class II	14,387	219,763	222,279	—	222,279	6,580
Pioneer Fund VCT Class I	350,774	5,224,130	4,577,606	—	4,577,606	87,510
Pioneer High Yield VCT Class II	12,627	110,937	98,107	—	98,107	4,937
Pioneer Mid Cap Value VCT Class I1	121,307	1,793,747	1,391,385	—	1,391,385	28,901
Pioneer Real Estate VCT Class I	10,955	81,437	73,284	—	73,284	352
Pioneer Real Estate VCT Class II	88,742	817,645	597,237	—	597,237	31,722
Pioneer Select Mid Cap Growth VCT Class I	292,480	7,440,201	5,422,576	—	5,422,576	95,813
Pioneer Strategic Income VCT Class I	9,949	102,628	84,569	—	84,569	479
Pioneer Strategic Income VCT Class II	14,084	141,623	119,571	—	119,571	6,860
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities (continued)
As of December 31, 2022

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Dividends Receivable	Net Assets	Accumulation Units Outstanding
Templeton Developing Markets VIP Fund - Class 1	6,831	$62,707	$51,433	$—	$51,433	489
Templeton Developing Markets VIP Fund - Class 2	125,751	1,082,607	938,101	—	938,101	36,378
Templeton Global Bond VIP Fund - Class 1	7,757	135,974	102,000	—	102,000	644
Templeton Global Bond VIP Fund - Class 2	6,823	107,148	85,156	—	85,156	5,113
Templeton Growth VIP Fund - Class 1	6,649	87,012	69,623	—	69,623	500
Templeton Growth VIP Fund - Class 2	12,547	148,291	128,476	—	128,476	6,543
Vanguard Balanced	243	5,321	5,306	—	5,306	599
Vanguard Diversified Value[1]	6,360	89,628	89,118	—	89,118	9,607
Vanguard Equity Income	6,568	128,589	158,352	—	158,352	463
Vanguard Equity Index	425,898	21,234,167	21,610,035	—	21,610,035	1,202,049
Vanguard High Yield Bond	25,866	192,312	179,769	—	179,769	9,629
Vanguard International	7,998	182,471	180,126	—	180,126	935
Vanguard Mid-Cap Index	322,340	7,108,402	6,891,635	—	6,891,635	433,693
Vanguard Real Estate Index	3,448	42,636	39,758	—	39,758	171
Vanguard Small Company Growth	1,864	37,507	27,532	—	27,532	82
Vanguard Total Bond Market Index	19,067	200,480	196,773	—	196,773	22,406
Vanguard Total International Stock Market Index	10,471	200,565	199,479	—	199,479	24,486
Vanguard Total Stock Market Index	549,481	22,173,482	23,243,038	—	23,243,038	1,350,193
Voya Global High Dividend Low Volatility Portfolio - Class S	35,516	351,541	392,447	—	392,447	2,511
VY JPMorgan Emerging Markets Equity Portfolio Initial	44,180	730,571	529,731	—	529,731	2,117
Wanger Acorn[1]	29,544	546,912	323,501	—	323,501	5,706

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
American Century Balanced	$1,483,281	$14,564	$(8,568)	$5,996	$7,760	$191,759	$(462,599)	$(263,080)	$(257,084)	$55,040	$(161,855)	$(106,815)	$(363,899)	$1,119,382
American Century Inflation Protection I	88,550	4,172	(5,015)	(843)	(3,482)	428	35,497	32,443	31,600	2,321,985	(9,622)	2,312,363	2,343,963	2,432,513
American Century Inflation Protection II	1,340,145	61,146	(8,539)	52,607	2,695	6,471	(244,876)	(235,710)	(183,103)	161,718	(162,694)	(976)	(184,079)	1,156,066
American Century International	1,165,972	13,172	(6,262)	6,910	(1,635)	138,638	(437,831)	(300,828)	(293,918)	63,619	(96,029)	(32,410)	(326,328)	839,644
American Century Large Company Value II	108,117	2,148	(799)	1,349	7,750	6,156	(16,716)	(2,810)	(1,461)	18,575	(36,558)	(17,983)	(19,444)	88,673
American Century Ultra I1	378,405	—	(2,052)	(2,052)	2,032	31,089	(155,344)	(122,223)	(124,275)	2,080	(2,301)	(221)	(124,496)	253,909
American Century Ultra II	640,784	—	(2,951)	(2,951)	42,027	44,978	(272,901)	(185,896)	(188,847)	38,034	(129,244)	(91,210)	(280,057)	360,727
American Century Value[1]	1,511,856	30,328	(10,154)	20,174	51,338	115,767	(189,475)	(22,370)	(2,196)	96,286	(164,972)	(68,686)	(70,882)	1,440,974
American Funds IS Growth Fund	3,269	52	—	52	(1,086)	310	(2,456)	(3,232)	(3,180)	104,230	(3,595)	100,635	97,455	100,724
BNY Mellon Appreciation	1,285,359	7,176	(7,450)	(274)	(16,952)	315,419	(537,333)	(238,866)	(239,140)	25,315	(46,780)	(21,465)	(260,605)	1,024,754
BNY Mellon MidCap Stock	1,522,572	9,454	(9,156)	298	(4,208)	318,892	(536,606)	(221,922)	(221,624)	65,123	(106,138)	(41,015)	(262,639)	1,259,933
BNY Mellon Stock Index	1,476,032	13,870	(8,869)	5,001	35,796	106,461	(425,324)	(283,067)	(278,066)	121,067	(119,268)	1,799	(276,267)	1,199,765
BNY Mellon Sustainable U.S. Equity	452,230	1,925	(2,596)	(671)	4,706	26,364	(135,318)	(104,248)	(104,919)	15,757	(21,515)	(5,758)	(110,677)	341,553
BNY Mellon Technology Growth	3,833,859	—	(16,417)	(16,417)	(193,537)	251,437	(1,818,791)	(1,760,891)	(1,777,308)	132,822	(1,361,494)	(1,228,672)	(3,005,980)	827,879
Calvert Nasdaq 100 Index	2,579,732	240	(12,133)	(11,893)	707,830	6,199	(1,550,658)	(836,629)	(848,522)	28,517	(1,648,469)	(1,619,952)	(2,468,474)	111,258
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Calvert Russell 2000 Small Cap Index[1]	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
DFA VIT Inflation-Protected Securities	3,477	5	—	5	(457)	—	153	(304)	(299)	124	(3,234)	(3,110)	(3,409)	68
DWS CROCI International VIP - Class A	120,994	3,374	(707)	2,667	(2,904)	—	(16,307)	(19,211)	(16,544)	8,538	(14,676)	(6,138)	(22,682)	98,312
DWS Global Income Builder VIP A	549,887	13,998	(3,315)	10,683	(6,255)	40,612	(129,781)	(95,424)	(84,741)	31,283	(55,281)	(23,998)	(108,739)	441,148
Federated Hermes High Income Bond	131,341	6,571	(826)	5,745	(1,935)	—	(20,050)	(21,985)	(16,240)	8,594	(13,663)	(5,069)	(21,309)	110,032
Federated Hermes Managed Volatility II	53,389	674	(268)	406	1,785	8,445	(17,438)	(7,208)	(6,802)	2,287	(14,264)	(11,977)	(18,779)	34,610
Fidelity Asset Manager	3,884,317	59,076	(27,544)	31,532	(70,917)	225,448	(762,287)	(607,756)	(576,224)	208,264	(850,416)	(642,152)	(1,218,376)	2,665,941
Fidelity Asset Manager Growth	644,213	10,092	(4,358)	5,734	4,818	35,326	(158,169)	(118,025)	(112,291)	26,449	(40,356)	(13,907)	(126,198)	518,015
Fidelity Balanced	118,913	1,036	(572)	464	9,880	6,093	(35,026)	(19,053)	(18,589)	3,715	(42,957)	(39,242)	(57,831)	61,082
Fidelity Contrafund	13,989,558	54,541	(87,661)	(33,120)	126,750	517,165	(4,350,323)	(3,706,408)	(3,739,528)	453,921	(1,086,544)	(632,623)	(4,372,151)	9,617,407
Fidelity Equity-Income	10,388,634	149,127	(76,468)	72,659	44,489	263,786	(1,124,956)	(816,681)	(744,022)	360,088	(2,335,792)	(1,975,704)	(2,719,726)	7,668,908
Fidelity Extended Market Index - Initial Class	3,298	—	2	2	(585)	13	102	(470)	(468)	1,288	(3,006)	(1,718)	(2,186)	1,112
Fidelity Government Money Market Portfolio - Initial Class	1,465,456	15,233	(9,089)	6,144	—	—	—	—	6,144	131,638	(704,633)	(572,995)	(566,851)	898,605
Fidelity Growth	24,297,741	120,962	(161,859)	(40,897)	419,073	1,457,160	(7,852,940)	(5,976,707)	(6,017,604)	712,904	(1,482,203)	(769,299)	(6,786,903)	17,510,838
Fidelity Growth & Income[1]	1,701,642	26,478	(11,156)	15,322	17,405	31,736	(159,819)	(110,678)	(95,356)	73,366	(112,099)	(38,733)	(134,089)	1,567,553
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Fidelity Growth Opportunities	$2,556,802	$—	$(12,512)	$(12,512)	$64,719	$355,101	$(1,374,314)	$(954,494)	$(967,006)	$50,744	$(188,528)	$(137,784)	$(1,104,790)	$1,452,012
Fidelity High Income[1]	688,840	27,453	(5,015)	22,438	(18,772)	—	(84,474)	(103,246)	(80,808)	38,228	(135,154)	(96,926)	(177,734)	511,106
Fidelity Index 500	8,838,649	106,559	(61,035)	45,524	401,522	57,190	(2,148,573)	(1,689,861)	(1,644,337)	312,605	(803,277)	(490,672)	(2,135,009)	6,703,640
Fidelity Investment Grade Bond	1,303,168	17,986	(8,405)	9,581	(78,815)	61,127	(152,136)	(169,824)	(160,243)	49,785	(443,512)	(393,727)	(553,970)	749,198
Fidelity Mid Cap I	122,283	533	(792)	(259)	254	6,923	(25,714)	(18,537)	(18,796)	—	(940)	(940)	(19,736)	102,547
Fidelity Mid Cap II	1,630,226	3,851	(9,898)	(6,047)	2,558	96,386	(346,409)	(247,465)	(253,512)	119,997	(134,347)	(14,350)	(267,862)	1,362,364
Fidelity Overseas	2,826,810	16,412	(16,844)	(432)	48,498	19,792	(832,338)	(764,048)	(764,480)	85,926	(698,526)	(612,600)	(1,377,080)	1,449,730
Franklin Allocation VIP Fund - Class 1	29,120	491	(189)	302	(418)	2,425	(7,042)	(5,035)	(4,733)	—	(459)	(459)	(5,192)	23,928
Franklin DynaTech VIP Fund - Class 2	222,352	—	(846)	(846)	8,288	54,843	(138,366)	(75,235)	(76,081)	4,498	(58,757)	(54,259)	(130,340)	92,012
Franklin Income VIP Fund - Class 1	23,334	1,095	(4,726)	(3,631)	(843)	418	176,409	175,984	172,353	2,319,808	(8,516)	2,311,292	2,483,645	2,506,979
Franklin Income VIP Fund - Class 2	98,643	4,569	(656)	3,913	207	1,854	(12,054)	(9,993)	(6,080)	7,771	(8,827)	(1,056)	(7,136)	91,507
Franklin Mutual Shares VIP Fund - Class 2	203,343	3,047	(1,201)	1,846	(2,526)	18,400	(32,700)	(16,826)	(14,980)	11,814	(40,271)	(28,457)	(43,437)	159,906
Franklin Small Cap Value VIP Fund - Class 1	99,569	1,107	(675)	432	408	15,895	(27,177)	(10,874)	(10,442)	—	(692)	(692)	(11,134)	88,435
Franklin Small Cap Value VIP Fund - Class 2	1,028,845	8,484	(6,035)	2,449	(40,103)	160,106	(226,025)	(106,022)	(103,573)	96,110	(191,946)	(95,836)	(199,409)	829,436
Franklin Small-Mid Cap Growth VIP Fund - Class 2	1,562,494	—	(7,657)	(7,657)	(25,348)	284,607	(775,163)	(515,904)	(523,561)	67,306	(122,905)	(55,599)	(579,160)	983,334
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Franklin U.S. Government Securities VIP Fund - Class 2	$452,361	$9,934	$(2,874)	$7,060	$(6,559)	$—	$(47,122)	$(53,681)	$(46,621)	$29,262	$(53,164)	$(23,902)	$(70,523)	$381,838
Goldman Sachs Government Money Market - Institutional Class	4,035	11,343	—	11,343	—	—	—	—	11,343	907,716	(32,135)	875,581	886,924	890,959
Invesco American Franchise Fund I1	2,068,259	—	(11,159)	(11,159)	31,012	421,818	(1,089,131)	(636,301)	(647,460)	49,007	(93,478)	(44,471)	(691,931)	1,376,328
Invesco American Franchise Fund II	54,228	—	(301)	(301)	48	12,383	(29,550)	(17,119)	(17,420)	3,523	(2,349)	1,174	(16,246)	37,982
Invesco Discovery Mid Cap Growth Fund I1	75,615	—	(397)	(397)	(1,949)	15,972	(37,402)	(23,379)	(23,776)	2,783	(4,210)	(1,427)	(25,203)	50,412
Invesco Discovery Mid Cap Growth Fund II	270,480	—	(1,519)	(1,519)	(1,118)	67,475	(152,397)	(86,040)	(87,559)	29,943	(8,801)	21,142	(66,417)	204,063
Invesco EQV International Equity I1	483,292	6,878	(2,812)	4,066	2,672	43,873	(141,911)	(95,366)	(91,300)	8,025	(15,916)	(7,891)	(99,191)	384,101
Invesco EQV International Equity II1	446,433	3,648	(2,072)	1,576	3,167	28,540	(112,028)	(80,321)	(78,745)	17,555	(143,355)	(125,800)	(204,545)	241,888
Invesco Global Real Estate	559,737	13,068	(3,149)	9,919	(455)	—	(147,282)	(147,737)	(137,818)	40,583	(63,789)	(23,206)	(161,024)	398,713
Invesco Health Care	29,960	—	(178)	(178)	(132)	3,599	(7,394)	(3,927)	(4,105)	1,219	(2,171)	(952)	(5,057)	24,903
JP Morgan Insurance Trust Mid Cap Value I	1,482,448	12,625	(9,384)	3,241	11,191	189,754	(332,525)	(131,580)	(128,339)	88,773	(162,636)	(73,863)	(202,202)	1,280,246
JP Morgan Insurance Trust U.S. Equity I	1,004,738	4,438	(5,899)	(1,461)	20,957	122,818	(333,866)	(190,091)	(191,552)	21,601	(68,934)	(47,333)	(238,885)	765,853
Morningstar Aggressive Growth ETF Asset Allocation Class I	223,036	3,404	(1,482)	1,922	709	6,870	(39,660)	(32,081)	(30,159)	—	(4,399)	(4,399)	(34,558)	188,478
Morningstar Growth ETF Asset Allocation Class I	85,853	1,395	(573)	822	(131)	2,966	(15,295)	(12,460)	(11,638)	—	(1,484)	(1,484)	(13,122)	72,731
Morningstar Income & Growth ETF Asset Allocation Class I1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Neuberger Berman AMT Mid Cap Growth Portfolio Class I1	$1,036,665	$—	$(4,716)	$(4,716)	$44,263	$—	$(358,884)	$(314,621)	$(319,337)	$17,166	$(734,494)	$(717,328)	$(1,036,665)	$—
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	35,605	195	(246)	(51)	(70)	4,780	(8,351)	(3,641)	(3,692)	—	(639)	(639)	(4,331)	31,274
PIMCO All Asset Portfolio Admin	80,737	80,914	(5,096)	75,818	(2,535)	5,941	73,013	76,419	152,237	2,326,742	(8,651)	2,318,091	2,470,328	2,551,065
PIMCO All Asset Portfolio Advisor	39,430	2,737	(252)	2,485	2	2,879	(10,300)	(7,419)	(4,934)	1,182	(841)	341	(4,593)	34,837
PIMCO CommodityRealReturn Strat. Administrative Class	715,871	160,184	(5,391)	154,793	30,786	—	(112,524)	(81,738)	73,055	142,625	(211,641)	(69,016)	4,039	719,910
PIMCO Total Return Admin	946,563	15,793	(5,047)	10,746	(186,270)	—	22,344	(163,926)	(153,180)	28,450	(752,181)	(723,731)	(876,911)	69,652
Pioneer Bond VCT Class I	1,040,343	21,813	(6,536)	15,277	(11,092)	18,969	(172,942)	(165,065)	(149,788)	38,943	(95,817)	(56,874)	(206,662)	833,681
Pioneer Equity Income VCT Class I1	1,344,525	16,297	(7,091)	9,206	(454,198)	145,852	41,560	(266,786)	(257,580)	28,646	(1,115,591)	(1,086,945)	(1,344,525)	—
Pioneer Equity Income VCT Class II	258,772	3,620	(1,625)	1,995	182	27,284	(52,019)	(24,553)	(22,558)	19,919	(33,854)	(13,935)	(36,493)	222,279
Pioneer Fund VCT Class I	6,417,355	33,698	(38,680)	(4,982)	(141,505)	827,929	(1,928,811)	(1,242,387)	(1,247,369)	199,052	(791,432)	(592,380)	(1,839,749)	4,577,606
Pioneer High Yield VCT Class II	117,867	5,073	(737)	4,336	(95)	—	(18,439)	(18,534)	(14,198)	1,598	(7,160)	(5,562)	(19,760)	98,107
Pioneer Mid Cap Value VCT Class I1	1,554,197	29,425	(10,145)	19,280	(30,846)	569,021	(654,454)	(116,279)	(96,999)	49,707	(115,520)	(65,813)	(162,812)	1,391,385
Pioneer Real Estate VCT Class I	704,142	8,157	(3,454)	4,703	(402,889)	35,440	128,556	(238,893)	(234,190)	14,517	(411,185)	(396,668)	(630,858)	73,284
Pioneer Real Estate VCT Class II	777,991	10,730	(4,522)	6,208	(38,141)	41,087	(260,220)	(257,274)	(251,066)	144,046	(73,734)	70,312	(180,754)	597,237
Pioneer Select Mid Cap Growth VCT Class I	8,386,611	—	(46,646)	(46,646)	(89,376)	1,197,368	(3,671,868)	(2,563,876)	(2,610,522)	276,716	(630,229)	(353,513)	(2,964,035)	5,422,576
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Pioneer Strategic Income VCT Class I	$97,924	$2,792	$(664)	$2,128	$(149)	$3,316	$(18,350)	$(15,183)	$(13,055)	$—	$(300)	$(300)	$(13,355)	$84,569
Pioneer Strategic Income VCT Class II	164,779	4,051	(981)	3,070	(2,623)	5,292	(27,211)	(24,542)	(21,472)	9,084	(32,820)	(23,736)	(45,208)	119,571
Templeton Developing Markets VIP Fund - Class 1	66,614	1,577	(403)	1,174	(155)	4,027	(19,879)	(16,007)	(14,833)	—	(348)	(348)	(15,181)	51,433
Templeton Developing Markets VIP Fund - Class 2	1,106,321	25,672	(6,742)	18,930	1,361	74,181	(350,581)	(275,039)	(256,109)	189,894	(102,005)	87,889	(168,220)	938,101
Templeton Global Bond VIP Fund - Class 1	109,068	—	(773)	(773)	(760)	—	(4,530)	(5,290)	(6,063)	—	(1,005)	(1,005)	(7,068)	102,000
Templeton Global Bond VIP Fund - Class 2	99,701	—	(630)	(630)	(3,458)	—	(1,477)	(4,935)	(5,565)	4,827	(13,807)	(8,980)	(14,545)	85,156
Templeton Growth VIP Fund - Class 1	80,007	367	(538)	(171)	(705)	—	(8,700)	(9,405)	(9,576)	—	(808)	(808)	(10,384)	69,623
Templeton Growth VIP Fund - Class 2	177,404	222	(1,013)	(791)	(11,751)	—	(9,055)	(20,806)	(21,597)	14,976	(42,307)	(27,331)	(48,928)	128,476
Vanguard Balanced	1,343,542	22,576	(6,800)	15,776	(135,217)	113,088	(278,438)	(300,567)	(284,791)	942,071	(1,995,516)	(1,053,445)	(1,338,236)	5,306
Vanguard Conservative Allocation[1]	4,032	79	—	79	(632)	140	(42)	(534)	(455)	19	(3,596)	(3,577)	(4,032)	—
Vanguard Diversified Value[1]	4,001	36	—	36	(497)	284	(652)	(865)	(829)	89,801	(3,855)	85,946	85,117	89,118
Vanguard Equity Income	161,156	3,975	(1,175)	2,800	529	16,901	(22,502)	(5,072)	(2,272)	—	(532)	(532)	(2,804)	158,352
Vanguard Equity Index	29,897,133	341,948	(13,711)	328,237	1,242,634	1,143,393	(8,150,133)	(5,764,106)	(5,435,869)	2,752,886	(5,604,115)	(2,851,229)	(8,287,098)	21,610,035
Vanguard High Yield Bond	111,465	5,098	(738)	4,360	(533)	—	(15,878)	(16,411)	(12,051)	84,338	(3,983)	80,355	68,304	179,769
Vanguard International	261,160	2,609	(1,459)	1,150	892	38,676	(120,687)	(81,119)	(79,969)	—	(1,065)	(1,065)	(81,034)	180,126
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Vanguard Mid-Cap Index	$9,079,414	$87,128	$(4,394)	$82,734	$(8,707)	$826,545	$(2,614,068)	$(1,796,230)	$(1,713,496)	$1,752,548	$(2,226,831)	$(474,283)	$(2,187,779)	$6,891,635
Vanguard Real Estate Index	55,442	871	(342)	529	89	1,967	(17,372)	(15,316)	(14,787)	—	(897)	(897)	(15,684)	39,758
Vanguard Small Company Growth	37,908	80	(226)	(146)	(270)	8,621	(17,990)	(9,639)	(9,785)	—	(591)	(591)	(10,376)	27,532
Vanguard Total Bond Market Index	9,248	160	(36)	124	(539)	57	(3,875)	(4,357)	(4,233)	196,009	(4,251)	191,758	187,525	196,773
Vanguard Total International Stock Market Index	3,859	100	—	100	(689)	105	(1,196)	(1,780)	(1,680)	201,534	(4,234)	197,300	195,620	199,479
Vanguard Total Stock Market Index	27,794,503	324,854	(645)	324,209	661,601	1,740,112	(8,183,265)	(5,781,552)	(5,457,343)	4,413,723	(3,507,845)	905,878	(4,551,465)	23,243,038
Voya Global High Dividend Low Volatility Portfolio - Class S	465,189	10,109	(3,566)	6,543	12,810	13,548	(60,595)	(34,237)	(27,694)	18,154	(63,202)	(45,048)	(72,742)	392,447
VY JPMorgan Emerging Markets Equity Portfolio Initial	682,168	—	(4,979)	(4,979)	(9,898)	158,851	(330,692)	(181,739)	(186,718)	91,236	(56,955)	34,281	(152,437)	529,731
Wanger Acorn[1]	514,690	—	(2,571)	(2,571)	(14,415)	128,405	(283,551)	(169,561)	(172,132)	4,804	(23,861)	(19,057)	(191,189)	323,501

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
American Century Balanced	$1,315,211	$9,970	$(9,676)	$294	$19,950	$62,026	$108,188	$190,164	$190,458	$134,437	$(156,825)	$(22,388)	$168,070	$1,483,281
American Century Inflation Protection I	85,534	2,918	(644)	2,274	(120)	—	2,759	2,639	4,913	—	(1,897)	(1,897)	3,016	88,550
American Century Inflation Protection II	1,062,062	40,007	(8,630)	31,377	7,339	—	30,522	37,861	69,238	314,104	(105,259)	208,845	278,083	1,340,145
American Century International	1,084,714	1,758	(7,871)	(6,113)	25,826	31,134	31,838	88,798	82,685	110,762	(112,189)	(1,427)	81,258	1,165,972
American Century Large Company Value II	87,908	1,266	(701)	565	400	—	17,408	17,808	18,373	3,795	(1,959)	1,836	20,209	108,117
American Century Ultra I1	308,705	—	(2,407)	(2,407)	2,791	22,206	46,376	71,373	68,966	3,090	(2,356)	734	69,700	378,405
American Century Ultra II	526,727	—	(4,091)	(4,091)	10,540	39,054	71,350	120,944	116,853	18,066	(20,862)	(2,796)	114,057	640,784
American Century Value[1]	1,254,569	25,057	(10,022)	15,035	41,535	—	236,099	277,634	292,669	91,446	(126,828)	(35,382)	257,287	1,511,856
American Funds IS Growth Fund	—	11	—	11	6	—	65	71	82	3,459	(272)	3,187	3,269	3,269
BNY Mellon Appreciation	1,064,867	5,090	(8,165)	(3,075)	4,181	107,221	162,362	273,764	270,689	27,484	(77,681)	(50,197)	220,492	1,285,359
BNY Mellon MidCap Stock	1,247,104	8,746	(9,988)	(1,242)	12,805	8,851	287,613	309,269	308,027	54,062	(86,621)	(32,559)	275,468	1,522,572
BNY Mellon Stock Index	1,225,131	10,984	(9,346)	1,638	65,893	58,925	193,120	317,938	319,576	114,761	(183,436)	(68,675)	250,901	1,476,032
BNY Mellon Sustainable U.S. Equity	397,859	3,079	(2,879)	200	12,751	9,054	73,319	95,124	95,324	17,003	(57,956)	(40,953)	54,371	452,230
BNY Mellon Technology Growth	3,573,304	—	(27,589)	(27,589)	126,333	487,352	(154,337)	459,348	431,759	52,979	(224,183)	(171,204)	260,555	3,833,859
Calvert Nasdaq 100 Index	2,073,932	6,501	(17,095)	(10,594)	28,752	128,073	387,904	544,729	534,135	—	(28,335)	(28,335)	505,800	2,579,732
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Calvert Russell 2000 Small Cap Index[1]	$14,539	$—	$(23)	$(23)	$6,140	$—	$(4,104)	$2,036	$2,013	$—	$(16,552)	$(16,552)	$(14,539)	$—
DFA VIT Inflation-Protected Securities	—	157	—	157	—	28	(158)	(130)	27	3,625	(175)	3,450	3,477	3,477
DWS CROCI International VIP - Class A	113,152	2,852	(834)	2,018	(563)	—	8,027	7,464	9,482	9,319	(10,959)	(1,640)	7,842	120,994
DWS Global Income Builder VIP A	523,620	12,619	(3,808)	8,811	3,149	7,632	32,858	43,639	52,450	32,082	(58,265)	(26,183)	26,267	549,887
Federated Hermes High Income Bond	137,433	6,795	(955)	5,840	(1,224)	—	918	(306)	5,534	9,402	(21,028)	(11,626)	(6,092)	131,341
Federated Hermes Managed Volatility II	56,778	1,095	(380)	715	1,986	—	6,378	8,364	9,079	2,994	(15,462)	(12,468)	(3,389)	53,389
Fidelity Asset Manager	3,853,607	61,885	(34,397)	27,488	25,082	21,158	259,561	305,801	333,289	182,341	(484,920)	(302,579)	30,710	3,884,317
Fidelity Asset Manager Growth	615,364	8,865	(4,999)	3,866	17,173	8,983	47,699	73,855	77,721	19,616	(68,488)	(48,872)	28,849	644,213
Fidelity Balanced	101,674	1,046	(781)	265	1,967	7,999	7,526	17,492	17,757	5,746	(6,264)	(518)	17,239	118,913
Fidelity Contrafund	11,530,832	7,900	(102,518)	(94,618)	314,907	1,602,106	1,209,448	3,126,461	3,031,843	322,083	(895,200)	(573,117)	2,458,726	13,989,558
Fidelity Equity-Income	8,716,306	186,021	(81,633)	104,388	74,692	1,085,527	772,229	1,932,448	2,036,836	364,498	(729,006)	(364,508)	1,672,328	10,388,634
Fidelity Extended Market Index - Initial Class	—	39	—	39	5	168	(109)	64	103	3,367	(172)	3,195	3,298	3,298
Fidelity Government Money Market Portfolio - Initial Class	1,526,887	151	(11,304)	(11,153)	—	—	—	—	(11,153)	187,439	(237,717)	(50,278)	(61,431)	1,465,456
Fidelity Growth	21,308,337	—	(189,139)	(189,139)	1,082,866	4,752,721	(1,101,526)	4,734,061	4,544,922	614,657	(2,170,175)	(1,555,518)	2,989,404	24,297,741
Fidelity Growth & Income[1]	1,377,844	38,600	(10,992)	27,608	33,772	70,791	209,328	313,891	341,499	132,909	(150,610)	(17,701)	323,798	1,701,642
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Fidelity Growth Opportunities	$2,413,833	$—	$(18,040)	$(18,040)	$114,479	$230,832	$(57,898)	$287,413	$269,373	$49,860	$(176,264)	$(126,404)	$142,969	$2,556,802
Fidelity High Income[1]	712,576	36,750	(6,030)	30,720	(7,715)	—	721	(6,994)	23,726	33,272	(80,734)	(47,462)	(23,736)	688,840
Fidelity Index 500	7,394,810	101,802	(67,820)	33,982	417,109	59,567	1,462,150	1,938,826	1,972,808	218,523	(747,492)	(528,969)	1,443,839	8,838,649
Fidelity Investment Grade Bond	1,365,006	26,901	(11,841)	15,060	224	35,852	(71,331)	(35,255)	(20,195)	91,661	(133,304)	(41,643)	(61,838)	1,303,168
Fidelity Mid Cap I	98,920	704	(847)	(143)	610	18,286	5,575	24,471	24,328	—	(965)	(965)	23,363	122,283
Fidelity Mid Cap II	1,361,483	5,604	(10,755)	(5,151)	19,545	253,891	59,163	332,599	327,448	95,169	(153,874)	(58,705)	268,743	1,630,226
Fidelity Overseas	2,497,619	14,089	(22,487)	(8,398)	80,950	199,548	183,248	463,746	455,348	75,110	(201,267)	(126,157)	329,191	2,826,810
Franklin Allocation VIP Fund - Class 1	26,715	545	(209)	336	(214)	—	2,786	2,572	2,908	—	(503)	(503)	2,405	29,120
Franklin DynaTech VIP Fund - Class 2	218,144	—	(1,696)	(1,696)	17,769	15,489	341	33,599	31,903	8,850	(36,545)	(27,695)	4,208	222,352
Franklin Income VIP Fund - Class 1	20,473	1,041	(165)	876	(32)	—	2,436	2,404	3,280	—	(419)	(419)	2,861	23,334
Franklin Income VIP Fund - Class 2	98,263	4,843	(688)	4,155	1,813	—	8,606	10,419	14,574	10,384	(24,578)	(14,194)	380	98,643
Franklin Mutual Shares VIP Fund - Class 2	178,414	5,877	(1,404)	4,473	(145)	—	28,285	28,140	32,613	11,616	(19,300)	(7,684)	24,929	203,343
Franklin Small Cap Value VIP Fund - Class 1	80,404	1,087	(710)	377	596	2,424	16,462	19,482	19,859	—	(694)	(694)	19,165	99,569
Franklin Small Cap Value VIP Fund - Class 2	865,107	9,758	(6,888)	2,870	(8,008)	25,839	187,143	204,974	207,844	103,981	(148,087)	(44,106)	163,738	1,028,845
Franklin Small-Mid Cap Growth VIP Fund - Class 2	1,488,445	—	(10,835)	(10,835)	19,294	180,154	(56,053)	143,395	132,560	88,979	(147,490)	(58,511)	74,049	1,562,494
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Franklin U.S. Government Securities VIP Fund - Class 2	$627,063	$15,428	$(4,028)	$11,400	$(14,565)	$—	$(10,647)	$(25,212)	$(13,812)	$51,971	$(212,861)	$(160,890)	$(174,702)	$452,361
Goldman Sachs Government Money Market - Institutional Class	—	—	—	—	—	—	—	—	—	4,196	(161)	4,035	4,035	4,035
Invesco American Franchise Fund I1	1,954,329	—	(14,449)	(14,449)	86,055	239,299	(95,681)	229,673	215,224	59,385	(160,679)	(101,294)	113,930	2,068,259
Invesco American Franchise Fund II	48,449	—	(370)	(370)	586	6,595	(1,515)	5,666	5,296	3,166	(2,683)	483	5,779	54,228
Invesco Discovery Mid Cap Growth Fund I1	70,067	—	(512)	(512)	1,316	7,719	3,589	12,624	12,112	2,187	(8,751)	(6,564)	5,548	75,615
Invesco Discovery Mid Cap Growth Fund II	228,814	—	(1,765)	(1,765)	3,415	29,958	10,406	43,779	42,014	16,225	(16,573)	(348)	41,666	270,480
Invesco Global Real Estate	454,179	14,130	(3,562)	10,568	368	—	101,149	101,517	112,085	40,744	(47,271)	(6,527)	105,558	559,737
Invesco Health Care	25,959	58	(193)	(135)	13	3,036	146	3,195	3,060	1,215	(274)	941	4,001	29,960
Invesco International Growth I1	499,479	6,167	(3,502)	2,665	16,037	32,567	(25,778)	22,826	25,491	8,607	(50,285)	(41,678)	(16,187)	483,292
Invesco International Growth II1	450,296	4,734	(3,172)	1,562	7,877	30,497	(17,679)	20,695	22,257	19,494	(45,614)	(26,120)	(3,863)	446,433
JP Morgan Insurance Trust Mid Cap Value I	1,187,535	12,448	(9,668)	2,780	19,027	68,570	249,044	336,641	339,421	96,554	(141,062)	(44,508)	294,913	1,482,448
JP Morgan Insurance Trust U.S. Equity I	838,256	6,688	(6,386)	302	40,415	39,860	147,375	227,650	227,952	23,851	(85,321)	(61,470)	166,482	1,004,738
Morningstar Aggressive Growth ETF Asset Allocation Class I	193,694	2,790	(1,591)	1,199	1,260	4,619	26,993	32,872	34,071	—	(4,729)	(4,729)	29,342	223,036
Morningstar Growth ETF Asset Allocation Class I	76,610	1,188	(616)	572	102	2,892	7,270	10,264	10,836	—	(1,593)	(1,593)	9,243	85,853
Morningstar Income & Growth ETF Asset Allocation Class I1	16,101	—	(23)	(23)	654	—	(404)	250	227	—	(16,328)	(16,328)	(16,101)	—
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Neuberger Berman AMT Mid Cap Growth Portfolio Class I1	$936,382	$—	$(7,518)	$(7,518)	$9,646	$108,696	$2,565	$120,907	$113,389	$—	$(13,106)	$(13,106)	$100,283	$1,036,665
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	27,537	203	(244)	(41)	(51)	—	8,790	8,739	8,698	—	(630)	(630)	8,068	35,605
PIMCO All Asset Portfolio Admin	78,431	8,611	(589)	8,022	1,044	—	2,160	3,204	11,226	—	(8,920)	(8,920)	2,306	80,737
PIMCO All Asset Portfolio Advisor	33,902	4,108	(263)	3,845	163	—	1,171	1,334	5,179	1,125	(776)	349	5,528	39,430
PIMCO CommodityRealReturn Strat. Administrative Class	611,473	30,350	(5,036)	25,314	(24,548)	—	196,288	171,740	197,054	64,475	(157,131)	(92,656)	104,398	715,871
PIMCO Total Return Admin	979,116	17,408	(7,109)	10,299	41	40,581	(70,431)	(29,809)	(19,510)	—	(13,043)	(13,043)	(32,553)	946,563
Pioneer Bond VCT Class I	1,070,256	23,299	(7,703)	15,596	(1,993)	27,281	(44,503)	(19,215)	(3,619)	49,827	(76,121)	(26,294)	(29,913)	1,040,343
Pioneer Equity Income VCT Class I1	1,091,713	18,410	(9,111)	9,299	(4,687)	—	264,081	259,394	268,693	—	(15,881)	(15,881)	252,812	1,344,525
Pioneer Equity Income VCT Class II	261,277	3,220	(1,853)	1,367	(11,191)	—	68,544	57,353	58,720	9,102	(70,327)	(61,225)	(2,505)	258,772
Pioneer Fund VCT Class I	5,226,496	18,788	(44,001)	(25,213)	(30,364)	460,789	986,181	1,416,606	1,391,393	221,834	(422,368)	(200,534)	1,190,859	6,417,355
Pioneer High Yield VCT Class II	118,972	5,723	(823)	4,900	1,102	—	(570)	532	5,432	2,120	(8,657)	(6,537)	(1,105)	117,867
Pioneer Mid Cap Value VCT Class I1	1,230,323	13,520	(10,230)	3,290	(3,043)	—	349,582	346,539	349,829	58,021	(83,976)	(25,955)	323,874	1,554,197
Pioneer Real Estate VCT Class I	510,280	6,532	(4,398)	2,134	(15,378)	—	215,678	200,300	202,434	—	(8,572)	(8,572)	193,862	704,142
Pioneer Real Estate VCT Class II	582,950	7,028	(4,838)	2,190	(71,521)	—	304,022	232,501	234,691	79,274	(118,924)	(39,650)	195,041	777,991
Pioneer Select Mid Cap Growth VCT Class I	8,394,521	—	(66,266)	(66,266)	181,215	1,213,131	(719,371)	674,975	608,709	281,807	(898,426)	(616,619)	(7,910)	8,386,611
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Pioneer Strategic Income VCT Class I	$97,006	$3,198	$(724)	$2,474	$—	$919	$(2,202)	$(1,283)	$1,191	$—	$(273)	$(273)	$918	$97,924
Pioneer Strategic Income VCT Class II	189,981	5,436	(1,242)	4,194	1,269	1,711	(5,321)	(2,341)	1,853	16,939	(43,994)	(27,055)	(25,202)	164,779
Templeton Developing Markets VIP Fund - Class 1	71,450	789	(541)	248	163	1,460	(6,273)	(4,650)	(4,402)	—	(434)	(434)	(4,836)	66,614
Templeton Developing Markets VIP Fund - Class 2	1,117,460	10,042	(8,056)	1,986	32,183	23,015	(129,444)	(74,246)	(72,260)	196,605	(135,484)	61,121	(11,139)	1,106,321
Templeton Global Bond VIP Fund - Class 1	116,292	—	(833)	(833)	(625)	—	(4,718)	(5,343)	(6,176)	—	(1,048)	(1,048)	(7,224)	109,068
Templeton Global Bond VIP Fund - Class 2	131,863	—	(841)	(841)	(6,550)	—	243	(6,307)	(7,148)	6,726	(31,740)	(25,014)	(32,162)	99,701
Templeton Growth VIP Fund - Class 1	101,136	1,381	(771)	610	(1,034)	—	5,435	4,401	5,011	25	(26,165)	(26,140)	(21,129)	80,007
Templeton Growth VIP Fund - Class 2	164,620	1,941	(1,232)	709	(1,681)	—	7,712	6,031	6,740	17,762	(11,718)	6,044	12,784	177,404
Vanguard Balanced	1,148,650	22,105	(9,217)	12,888	3,974	61,344	128,808	194,126	207,014	4,099	(16,221)	(12,122)	194,892	1,343,542
Vanguard Conservative Allocation[1]	—	—	—	—	1	—	42	43	43	4,135	(146)	3,989	4,032	4,032
Vanguard Diversified Value[1]	—	—	—	—	3	—	142	145	145	3,991	(135)	3,856	4,001	4,001
Vanguard Equity Income	129,913	2,847	(1,106)	1,741	533	2,629	26,758	29,920	31,661	—	(418)	(418)	31,243	161,156
Vanguard Equity Index	21,375,885	298,392	(18,273)	280,119	298,058	891,492	4,803,487	5,993,037	6,273,156	3,303,571	(1,055,479)	2,248,092	8,521,248	29,897,133
Vanguard High Yield Bond	104,771	4,431	(789)	3,642	(2)	—	(534)	(536)	3,106	4,164	(576)	3,588	6,694	111,465
Vanguard International	357,523	946	(2,563)	(1,617)	60,124	23,795	(84,112)	(193)	(1,810)	72	(94,625)	(94,553)	(96,363)	261,160
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Vanguard Mid-Cap Index	$7,164,300	$87,021	$(5,955)	$81,066	$54,033	$519,337	$1,069,123	$1,642,493	$1,723,559	$580,665	$(389,110)	$191,555	$1,915,114	$9,079,414
Vanguard Real Estate Index	51,806	951	(374)	577	709	1,258	13,812	15,779	16,356	—	(12,720)	(12,720)	3,636	55,442
Vanguard Small Company Growth	34,091	139	(281)	(142)	225	1,784	2,682	4,691	4,549	—	(732)	(732)	3,817	37,908
Vanguard Total Bond Market Index	5,526	111	(40)	71	8	45	(273)	(220)	(149)	4,223	(352)	3,871	3,722	9,248
Vanguard Total International Stock Market Index	—	—	—	—	5	—	108	113	113	3,992	(246)	3,746	3,859	3,859
Vanguard Total Stock Market Index	22,372,716	297,376	(697)	296,679	229,153	1,276,078	3,863,025	5,368,256	5,664,935	652,598	(895,746)	(243,148)	5,421,787	27,794,503
Voya Global High Dividend Low Volatility Portfolio - Class S	410,921	10,290	(3,896)	6,394	6,872	—	65,483	72,355	78,749	24,673	(49,154)	(24,481)	54,268	465,189
VY JPMorgan Emerging Markets Equity Portfolio Initial	746,411	—	(6,507)	(6,507)	20,300	52,687	(144,281)	(71,294)	(77,801)	90,974	(77,416)	13,558	(64,243)	682,168
Wanger USA[1]	531,866	4,100	(3,883)	217	316	18,140	23,934	42,390	42,607	6,749	(66,532)	(59,783)	(17,176)	514,690

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION
Symetra Separate Account SL (the “Separate Account”) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of Symetra Life Insurance Company (“Symetra Life”), a wholly-owned subsidiary of Symetra Financial Corporation. Purchasers of various Symetra Life variable life products direct their investment to one or more of the sub-accounts of the Separate Account through the purchase of accumulation units (“Units”). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of Units. Each sub-account invests in shares of a designated portfolio of open-ended registered investment companies (“Mutual Funds”) as indicated below. Not all sub-accounts are available in all Symetra Life variable life products. The performance of the underlying portfolios may differ substantially from publicly traded Mutual Funds with similar names and objectives.

Under applicable insurance law, the assets of the Separate Account are legally segregated and are not subject to claims that arise out of
Symetra Life’s or Symetra Financial Corporation's other business activities.

The Statements of Operations and Changes in Net Assets are reported for the years ended December 31, 2022 and December 31, 2021 for the following sub-accounts, except as noted in footnotes 5, 6, and 7 to the table below.

Following are the sub-accounts and related Mutual Funds.

Sub-Account	Mutual Fund
American Century Variable Portfolios, Inc.
American Century Balanced	VP Balanced Fund
American Century Inflation Protection I	VP Inflation Protection Class I Fund
American Century Inflation Protection II	VP Inflation Protection Class II Fund
American Century International	VP International Fund
American Century Large Company Value I4,6	VP Large Company Value Class I Fund
American Century Large Company Value II	VP Large Company Value Class II Fund
American Century Ultra I4	VP Ultra Class I Fund
American Century Ultra II	VP Ultra Class II Fund
American Century Value[4]	VP Value Fund

American Funds Insurance Serices
American Funds IS Growth Fund	American Funds Insurance Series Growth Fund
BNY Mellon Investment Portfolios
BNY Mellon MidCap Stock	BNY Mellon IP MidCap Stock Portfolio — Initial Shares
BNY Mellon Technology Growth	BNY Mellon IP Technology Growth Portfolio — Initial Shares

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index	BNY Mellon Stock Index Fund, Inc. — Service Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. — Initial Shares

BNY Mellon Variable Investment Fund
BNY Mellon Appreciation	BNY Mellon VIF Appreciation Portfolio — Initial Shares

Calvert Mutual Funds, Inc.
Calvert Nasdaq 100 Index	Calvert VP Nasdaq 100 Index Portfolio
Calvert Russell 2000 Small Cap Index[7]	Calvert VP Russell 2000 Small Cap Index Portfolio

Dmensional Financial Advisors
DFA VIT Inflation-Protected Securities	VIT Inflation-Protected Securities

DWS Variable Series I and II
DWS CROCI International VIP - Class A	DWS CROCI International VIP — Class A
DWS Global Income Builder VIP A	DWS Global Income Builder VIP — Class A

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION (continued)

Sub-Account	Mutual Fund
Federated Insurance Series
Federated Hermes High Income Bond	Federated Hermes High Income Bond II
Federated Hermes Managed Volatility II	Federated Hermes Managed Volatility Fund II

Fidelity Variable Insurance Products Fund I (VIP)
Fidelity Asset Manager	VIP Asset Manager Portfolio — Initial Class
Fidelity Asset Manager Growth	VIP Asset Manager Growth Portfolio
Fidelity Balanced	VIP Balanced Portfolio
Fidelity Contrafund	VIP Contrafund® Portfolio — Initial Class
Fidelity Equity-Income	VIP Equity-Income Portfolio — Initial Class
Fidelity Extended Market Index - Initial Class	VIP Extended Market Index — Initial Class
Fidelity Government Money Market Portfolio - Initial Class	VIP Government Money Market Portfolio — Initial Class
Fidelity Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income[4]	VIP Growth & Income Portfolio — Initial Class
Fidelity Growth Opportunities	VIP Growth Opportunities Portfolio — Initial Class
Fidelity High Income[4]	VIP High Income Portfolio — Initial Class
Fidelity Index 500	VIP Index 500 Portfolio
Fidelity Investment Grade Bond	VIP Investment Grade Bond Portfolio — Initial Class
Fidelity Mid Cap I	VIP Mid Cap Portfolio — Initial Class
Fidelity Mid Cap II	VIP Mid Cap Portfolio — Service Class II
Fidelity Overseas	VIP Overseas Portfolio — Initial Class

Franklin Templeton Variable Insurance Products Trust
Franklin Allocation VIP Fund - Class 1	Franklin Allocation VIP Fund — Class 1
Franklin DynaTech VIP Fund - Class 2	Franklin DynaTech VIP Fund — Class 2
Franklin Income VIP Fund - Class 1	Franklin Income VIP Fund — Class 1
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund — Class 2
Franklin Mutual Shares VIP Fund - Class 1[4,6]	Franklin Mutual Shares VIP Fund — Class 1
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual Shares VIP Fund — Class 2
Franklin Small Cap Value VIP Fund - Class 1	Franklin Small Cap Value VIP Fund — Class 1
Franklin Small Cap Value VIP Fund - Class 2	Franklin Small Cap Value VIP Fund — Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund — Class 2
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund — Class 2

Goldman Sachs
Goldman Sachs Government Money Market - Institutional Class	Goldman Sachs Government Money Market - Institutional Class

AIM Variable Insurance Funds, Inc (Invesco Variable Insurance Funds)
Invesco American Franchise Fund I4	Invesco V.I. American Franchise Fund - Series I
Invesco American Franchise Fund II	Invesco V.I. American Franchise Fund - Series II
Invesco American Value Fund I4,6	Invesco V.I. American Value Fund - Series I
Invesco Discovery Mid Cap Growth Fund I4	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
Invesco Discovery Mid Cap Growth Fund II	Invesco V.I. Discovery Mid Cap Growth Fund - Series II
Invesco EQV International Equity I1	Invesco V.I. EQV International Equity Fund - Series I
Invesco EQV International Equity II2	Invesco V.I. EQV International Equity Fund - Series II
Invesco Global Real Estate	Invesco V.I. Global Real Estate Fund - Series I
Invesco Health Care	Invesco V.I. Health Care Fund - Series I

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION (continued)

Sub-Account	Mutual Fund
JPMorgan Insurance Trust
JP Morgan Insurance Trust Mid Cap Value I	JP Morgan Insurance Trust Mid Cap Value Portfolio — Class I
JP Morgan Insurance Trust U.S. Equity I	JP Morgan Insurance Trust U.S. Equity Portfolio — Class I

Financial Investors Variable Insurance Trust
Morningstar Aggressive Growth ETF Asset Allocation - Class I	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class I
Morningstar Balanced ETF Asset Allocation - Class I4,6	Morningstar Balanced ETF Asset Allocation Portfolio — Class I
Morningstar Growth ETF Asset Allocation - Class I	Morningstar Growth ETF Asset Allocation Portfolio — Class I
Morningstar Income and Growth ETF Asset Allocation - Class I4,7	Morningstar Income and Growth ETF Asset Allocation Portfolio — Class I

Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid Cap Growth Portfolio Class 1[5]	Neuberger Berman AMT Mid Cap Growth Portfolio — Class 1
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio — Class 1

PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio Admin	PIMCO All Asset Portfolio — Administrative Class Shares
PIMCO All Asset Portfolio Advisor	PIMCO All Asset Portfolio — Advisor Class Shares
PIMCO CommodityRealReturn Strat. Administrative Class	PIMCO CommodityRealReturn® Strategy Portfolio — Administrative Class Shares
PIMCO Total Return Admin	PIMCO Total Return Portfolio — Administrative Class Shares

Pioneer Variable Contracts Trust
Pioneer Bond VCT Class I	Pioneer Bond VCT Portfolio — Class I
Pioneer Equity Income VCT Class I5	Pioneer Equity Income VCT Portfolio — Class I
Pioneer Equity Income VCT Class II	Pioneer Equity Income VCT Portfolio — Class II
Pioneer Fund VCT Class I	Pioneer Fund VCT Portfolio — Class I
Pioneer High Yield VCT Class I4,6	Pioneer High Yield VCT Portfolio — Class I
Pioneer High Yield VCT Class II	Pioneer High Yield VCT Portfolio — Class II
Pioneer Mid Cap Value VCT Class I4	Pioneer Mid Cap Value VCT Portfolio — Class I
Pioneer Real Estate VCT Class I	Pioneer Real Estate VCT Portfolio — Class I
Pioneer Real Estate VCT Class II	Pioneer Real Estate VCT Portfolio — Class II
Pioneer Select Mid Cap Growth VCT Class I	Pioneer Select Mid Cap Growth VCT Portfolio — Class I
Pioneer Strategic Income VCT Class I	Pioneer Strategic Income VCT Portfolio — Class I
Pioneer Strategic Income VCT Class II	Pioneer Strategic Income VCT Portfolio — Class II

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets VIP Fund - Class 1	Templeton Developing Markets VIP Fund — Class 1
Templeton Developing Markets VIP Fund - Class 2	Templeton Developing Markets VIP Fund — Class 2
Templeton Global Bond VIP Fund - Class 1	Templeton Global Bond VIP Fund — Class 1
Templeton Global Bond VIP Fund - Class 2	Templeton Global Bond VIP Fund — Class 2
Templeton Growth VIP Fund - Class 1	Templeton Growth VIP Fund — Class 1
Templeton Growth VIP Fund - Class 2	Templeton Growth VIP Fund — Class 2

Vanguard Variable Insurance Fund Portfolios
Vanguard Balanced	Vanguard VIF — Balanced Portfolio
Vanguard Conservative Allocation[5]	Vanguard VIF — Conservative Allocation Portfolio
Vanguard Diversified Value[4]	Vanguard VIF — Diversified Value Portfolio
Vanguard Equity Income	Vanguard VIF — Equity Income Portfolio
Vanguard Equity Index	Vanguard VIF — Equity Index Portfolio
Vanguard High Yield Bond	Vanguard VIF — High Yield Bond Portfolio
Vanguard International	Vanguard VIF — International Portfolio
Vanguard Mid-Cap Index	Vanguard VIF — Mid-Cap Index Portfolio
Vanguard Real Estate Index	Vanguard VIF — Real Estate Index Portfolio

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION (continued)

Sub-Account	Mutual Fund
Vanguard Variable Insurance Fund Portfolios
Vanguard Small Company Growth	Vanguard VIF — Small Company Growth Portfolio
Vanguard Total Bond Market Index	Vanguard VIF — Total Bond Market Index Portfolio
Vanguard Total International Stock Market Index	Vanguard VIF — Total International Stock Market Index Portfolio
Vanguard Total Stock Market Index	Vanguard VIF — Total Stock Market Index Portfolio

Voya VP Natural Resource Trust
Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Global High Dividend Low Volatility Portfolio — Class S

Voya Investors Trust
VY JPMorgan Emerging Markets Equity Portfolio Initial	VY JPMorgan Emerging Markets Equity Portfolio Class I

Wanger Advisors Trust
Wanger Acorn[3]	Wanger Acorn

1 Invesco EQV International Equity I was known as Invesco International Growth I prior to April 29, 2022.
2 Invesco EQV International Equity II was known as Invesco International Growth II prior to April 29, 2022. .
3 Wanger Acorn was known as Wanger USA prior to May 1, 2022.
4 Effective May 1, 2022 the Sub-account was closed and no longer available in the Complete Advisor product.
5 There was activity in the current year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31, 2022.
6 There was no activity in the current year and the prior year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31, 2022.
7 There was activity in the prior year and no activity in the current year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31, 2022.

Symetra Separate Account SL
Notes to Financial Statements
2.SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND USE OF ESTIMATES — The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), including the rules and regulations of the Securities and Exchange Commission (SEC).

INVESTMENT VALUATION — Investments in portfolio shares are valued at fair value based on the net asset value (NAV) as reported by the underlying Mutual Fund on the last trading day of the year.

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This fair value hierarchy prioritizes fair value measurements into the three levels based on the nature of the inputs. Quoted prices in active markets for identical assets or liabilities have the highest priority (“Level 1”), followed by significant observable inputs other than quoted market prices, including prices for similar but not identical assets or liabilities (“Level 2”) and significant unobservable inputs, including the reporting entity’s estimates of the assumptions that market participants would use, having the lowest priority (“Level 3”).

The availability of observable market information is the principal factor in determining the level to which the Separate Account’s investments are assigned in the fair value hierarchy. As such, all Separate Account investments have been classified as Level 1 in the fair value hierarchy.

INVESTMENT TRANSACTIONS — Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are determined using the first-in-first-out (FIFO) method.

INCOME RECOGNITION — Dividend income and realized capital gain distributions are recorded on the ex-dividend date.

DISTRIBUTIONS — The net investment income and realized capital gains of the Separate Account are not distributed, but are retained and reinvested for the benefit of unit owners.

FEDERAL INCOME TAX — Operations of the Separate Account are included in the federal income tax return of Symetra Life, which is taxed as a “Life Insurance Company” under the provisions of the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to the operations of the Separate Account to the extent the earnings are reinvested.

3.EXPENSES AND RELATED PARTY TRANSACTIONS
Symetra Life assumes mortality and expense (“M&E”) risks related to the operations of the Separate Account. Symetra Life deducts a daily charge from the assets of the Separate Account to cover these risks. The daily charge for the PREMIER Variable Universal Life product is, on an annual basis, equal to a rate of 0.70 percent of the average daily net assets of the Separate Account. The daily charge for the Enhanced Variable Universal Life product is, on an annual basis, equal to a rate of 0.90 percent of the average daily net assets of the Separate Account. The daily charge for Symetra Complete and Symetra Complete Advisor are, on an annual basis, equal to a rate of 0.75 percent of the policy value in policy years 1 through 20, 0.60 percent of the policy value in policy years 21 through 30 and 0.50 percent in all remaining policy years. This charge is included in the net investment income (loss) in the accompanying Statements of Operations and Changes in Net Assets.

Symetra Life deducts an expense charge for the Milestone VUL-G product on the policy date and on each monthly anniversary day. For policy years 1-20 a minimum current and guaranteed charge of $0.03 per $1000 of initial specified amount and a maximum current charge of $1.67 per $1000 and a guaranteed charge of $2.17 per $1000 of initial specified amount.

Symetra Life deducts an expense charge for the Accumulator Variable Universal Life product on the policy date and on each monthly anniversary day. The minimum charge is $0.21 and maximum charge is $8.83 per $1000 of initial specified amount. This charge is expressed as an amount per $1,000 of initial specified amount. If the specified amount decreases, the monthly expense charge will not reflect the change in the specified amount. If the specified amount increases, the policy will incur an additional monthly expense charge based upon the specified amount increase and the insured’s attained age at that time.

Symetra Life deducts a distribution charge for the Symetra Complete product to compensate the broker-dealer firm that sold the policy. The daily charge, on an annual basis, ranges from 0.50 percent to 1.50 percent based on the total policy value. The distribution charge is recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. This charge does not apply to Symetra Complete Advisor.

Symetra Life deducts a monthly administration charge of $4 for each Enhanced Variable Universal Life contract and $5 for each PREMIER Variable Universal Life contract from the Separate Account. Monthly administration charges for Symetra Complete and Symetra Complete Advisor are 0.025 percent of the policy value not to exceed $8 per month. The monthly administrative charge for Milestone VUL-G is $20 for the current charge and $60 for the guaranteed charge on the policy date and on each monthly anniversary day. The monthly administrative charge for Accumulator Variable Universal Life is $60 on the policy date and on each monthly anniversary day.

Symetra Separate Account SL
Notes to Financial Statements

3.    EXPENSES AND RELATED PARTY TRANSACTIONS (continued)
The administration charges are recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets.

For all variable life insurance products, Symetra deducts amounts from the sub-accounts to cover the cost of insurance. These charges vary from month to month in accordance with the terms of the individual policy holders and are deducted through termination of units of interest from policy holder accounts. The costs of insurance are recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets.

A withdrawal charge of $25 or 2.00 percent of the withdrawal amount, whichever is less, may be imposed on the owner of the policy for the second and each subsequent withdrawal in any one year for Enhanced Variable Universal Life. A withdrawal charge for the Milestone VUL-G is $25 upon each withdrawal amount. A withdrawal charge of $25 for the Accumulator Variable Universal Life will be deducted with the withdrawal from the fixed policy value and subaccount value in the same proportion as the monthly deductions (this charge is currently waived). A transfer charge of $10 or 2.00 percent of the amount transferred, whichever is less, may be imposed on transfers that exceed the number of free transfers allowed each year for Enhanced Variable Universal Life. A transfer charge for Milestone VUL-G is $25 upon each transfer. A surrender charge may be applicable in the first eight years on withdrawals that exceed the free withdrawal amount. A surrender charge schedule will be issued for Milestone VUL-G and will be applicable if the owner surrenders the policy during the first fifteen policy years. If a policy is reinstated, the amount of the surrender charge is reinstated. A transfer fee of $25 for the Accumulator Variable Universal Life is currently waived but Symetra reserves the right to deduct a charge for additional transfers that exceed twenty-four (24) transfers between subaccounts and the fixed account each policy year. A surrender charge will be issued for Accumulator Variable Universal Life at the time of any surrender during the first nine (9) policy years, a minimum charge is $3.78, and a maximum charge is $57.96 per $1000 of initial specified amount. The withdrawal charge, transfer charge and surrender charge is reflected as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. These charges do not apply to all products and may vary by contract year and other factors as described in the product prospectuses.

4. INVESTMENT TRANSACTIONS
The following table summarizes purchases and proceeds from sales activity by sub-account for the year ended December 31, 2022.

Sub-Account	Purchases	Proceeds From Sales
American Century Balanced	$223,650	$132,708
American Century Inflation Protection I	2,326,586	14,637
American Century Inflation Protection II	181,231	123,127
American Century International	180,825	67,687
American Century Large Company Value II	26,288	36,766
American Century Ultra I1	32,805	3,988
American Century Ultra II	78,754	127,937
American Century Value[1]	192,403	125,148
American Funds IS Growth Fund	104,225	3,226
BNY Mellon Appreciation	334,318	40,637
BNY Mellon MidCap Stock	356,612	78,435
BNY Mellon Stock Index	220,426	107,165
BNY Mellon Sustainable U.S. Equity	37,190	17,256
BNY Mellon Technology Growth	365,502	1,359,154
Calvert Nasdaq 100 Index	34,956	1,660,602
DFA VIT Inflation-Protected Securities	129	3,234
DWS CROCI International VIP - Class A	8,277	11,748
DWS Global Income Builder VIP A	70,592	43,293
Federated Hermes High Income Bond	10,751	10,073
Federated Hermes Managed Volatility II	10,964	14,091
Fidelity Asset Manager	372,939	758,109

Symetra Separate Account SL
Notes to Financial Statements
4. INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Fidelity Asset Manager Growth	$63,004	$35,850
Fidelity Balanced	9,478	42,162
Fidelity Contrafund	730,867	879,443
Fidelity Equity-Income	549,133	2,188,390
Fidelity Extended Market Index - Initial Class	1,230	2,933
Fidelity Government Money Market Portfolio - Initial Class	84,835	651,689
Fidelity Growth	1,824,996	1,178,032
Fidelity Growth & Income[1]	86,909	78,586
Fidelity Growth Opportunities	373,536	168,732
Fidelity High Income[1]	44,672	119,162
Fidelity Index 500	299,599	687,557
Fidelity Investment Grade Bond	96,550	419,569
Fidelity Mid Cap I	7,456	1,732
Fidelity Mid Cap II	168,815	92,828
Fidelity Overseas	74,404	667,642
Franklin Allocation VIP Fund - Class 1	2,916	647
Franklin DynaTech VIP Fund - Class 2	59,217	59,479
Franklin Income VIP Fund - Class 1	2,321,321	13,243
Franklin Income VIP Fund - Class 2	10,562	5,850
Franklin Mutual Shares VIP Fund - Class 2	27,321	35,531
Franklin Small Cap Value VIP Fund - Class 1	17,002	1,367
Franklin Small Cap Value VIP Fund - Class 2	224,383	157,665
Franklin Small-Mid Cap Growth VIP Fund - Class 2	322,140	100,790
Franklin U.S. Government Securities VIP Fund - Class 2	26,500	43,343
Goldman Sachs Government Money Market - Institutional Class	918,855	32,135
Invesco American Franchise Fund I1	436,632	70,444
Invesco American Franchise Fund II	14,427	1,173
Invesco Discovery Mid Cap Growth Fund I1	18,091	3,943
Invesco Discovery Mid Cap Growth Fund II	94,904	7,806
Invesco EQV International Equity I1	54,490	14,443
Invesco EQV International Equity II1	40,692	136,375
Invesco Global Real Estate	32,114	45,401
Invesco Health Care	4,782	2,317
JP Morgan Insurance Trust Mid Cap Value I	243,025	123,892
JP Morgan Insurance Trust U.S. Equity I	140,113	66,091
Morningstar Aggressive Growth ETF Asset Allocation Class I	10,274	5,881
Morningstar Growth ETF Asset Allocation Class I	4,361	2,057
Neuberger Berman AMT Mid Cap Growth Portfolio Class I1	17,167	739,211
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	4,975	885
PIMCO All Asset Portfolio Admin	2,413,598	13,746
PIMCO All Asset Portfolio Advisor	6,726	1,019
PIMCO CommodityRealReturn Strat. Administrative Class	274,304	188,527
PIMCO Total Return Admin	44,200	757,186
Pioneer Bond VCT Class I	63,141	85,770
Pioneer Equity Income VCT Class I1	190,796	1,122,682
Pioneer Equity Income VCT Class II	44,588	29,243
Pioneer Fund VCT Class I	904,899	674,334
Pioneer High Yield VCT Class II	6,194	7,420
Pioneer Mid Cap Value VCT Class I1	616,605	94,116
Pioneer Real Estate VCT Class I	58,115	414,638
Pioneer Real Estate VCT Class II	162,626	45,019
Pioneer Select Mid Cap Growth VCT Class I	1,268,295	471,087

Symetra Separate Account SL
Notes to Financial Statements
4. INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Pioneer Strategic Income VCT Class I	$6,107	$965
Pioneer Strategic Income VCT Class II	12,081	27,456
Templeton Developing Markets VIP Fund - Class 1	5,604	752
Templeton Developing Markets VIP Fund - Class 2	238,956	57,958
Templeton Global Bond VIP Fund - Class 1	—	1,778
Templeton Global Bond VIP Fund - Class 2	2,840	12,451
Templeton Growth VIP Fund - Class 1	367	1,347
Templeton Growth VIP Fund - Class 2	8,822	36,945
Vanguard Balanced	1,077,734	2,002,318
Vanguard Conservative Allocation[1]	238	3,596
Vanguard Diversified Value[1]	90,120	3,855
Vanguard Equity Income	20,876	1,706
Vanguard Equity Index	4,187,930	5,567,526
Vanguard High Yield Bond	89,437	4,722
Vanguard International	41,286	2,524
Vanguard Mid-Cap Index	2,608,933	2,173,938
Vanguard Real Estate Index	2,838	1,239
Vanguard Small Company Growth	8,701	818
Vanguard Total Bond Market Index	196,218	4,278
Vanguard Total International Stock Market Index	201,644	4,141
Vanguard Total Stock Market Index	6,405,205	3,435,008
Voya Global High Dividend Low Volatility Portfolio - Class S	32,587	57,542
VY JPMorgan Emerging Markets Equity Portfolio Initial	222,306	34,151
Wanger Acorn[1]	129,525	22,750

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

5.CHANGES IN ACCUMULATION UNITS OUTSTANDING
The changes in Units outstanding for the years ended December 31, 2022, and 2021 were as follows:

	2022			2021
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
American Century Balanced	1,528	(4,413)	(2,885)	3,418	(4,072)	(654)
American Century Inflation Protection I	15,637	(96)	15,541	—	(15)	(15)
American Century Inflation Protection II	10,539	(10,589)	(50)	19,577	(6,452)	13,125
American Century International	2,234	(3,375)	(1,141)	2,984	(2,918)	66
American Century Large Company Value II	637	(1,257)	(620)	139	(71)	68
American Century Ultra I1	34	(38)	(4)	43	(32)	11
American Century Ultra II	791	(2,424)	(1,633)	314	(354)	(40)
American Century Value[1]	2,356	(3,996)	(1,640)	2,321	(3,261)	(940)
American Funds IS Growth Fund	14,073	(461)	13,612	346	(26)	320
BNY Mellon Appreciation	677	(1,255)	(578)	692	(2,010)	(1,318)
BNY Mellon MidCap Stock	1,658	(2,682)	(1,024)	1,296	(2,108)	(812)
BNY Mellon Stock Index	2,412	(2,300)	112	2,058	(3,422)	(1,364)
BNY Mellon Sustainable U.S. Equity	647	(858)	(211)	637	(2,305)	(1,668)
BNY Mellon Technology Growth	4,752	(6,864)	(2,112)	1,821	(6,634)	(4,813)
Calvert Nasdaq 100 Index	46	(2,948)	(2,902)	—	(62)	(62)
Calvert Russell 2000 Small Cap Index[1]	—	—	—	—	(50)	(50)
DFA VIT Inflation-Protected Securities	14	(350)	(336)	361	(17)	344

Symetra Separate Account SL
Notes to Financial Statements
5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (continued)

	2022			2021
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
DWS CROCI International VIP - Class A	926	(1,575)	(649)	889	(1,052)	(163)
DWS Global Income Builder VIP A	1,582	(2,796)	(1,214)	1,475	(2,675)	(1,200)
Federated Hermes High Income Bond	284	(456)	(172)	288	(642)	(354)
Federated Hermes Managed Volatility II	108	(652)	(544)	136	(698)	(562)
Fidelity Asset Manager	720	(2,133)	(1,413)	547	(1,850)	(1,303)
Fidelity Asset Manager Growth	377	(492)	(115)	309	(449)	(140)
Fidelity Balanced	83	(931)	(848)	120	(129)	(9)
Fidelity Contrafund	3,778	(9,560)	(5,782)	2,462	(4,682)	(2,220)
Fidelity Equity-Income	1,938	(10,969)	(9,031)	3,119	(3,562)	(443)
Fidelity Extended Market Index - Initial Class	154	(357)	(203)	354	(16)	338
Fidelity Government Money Market Portfolio - Initial Class	7,193	(14,821)	(7,628)	12,262	(13,991)	(1,729)
Fidelity Growth	5,216	(6,992)	(1,776)	3,710	(12,200)	(8,490)
Fidelity Growth & Income[1]	1,444	(2,211)	(767)	2,654	(3,059)	(405)
Fidelity Growth Opportunities	839	(3,116)	(2,277)	599	(2,094)	(1,495)
Fidelity High Income[1]	372	(794)	(422)	307	(608)	(301)
Fidelity Index 500	7,236	(5,965)	1,271	1,585	(5,938)	(4,353)
Fidelity Investment Grade Bond	201	(1,387)	(1,186)	294	(411)	(117)
Fidelity Mid Cap I	—	(6)	(6)	—	(5)	(5)
Fidelity Mid Cap II	2,948	(3,310)	(362)	2,224	(3,594)	(1,370)
Fidelity Overseas	729	(6,276)	(5,547)	528	(1,247)	(719)
Franklin Allocation VIP Fund - Class 1	—	(3)	(3)	—	(3)	(3)
Franklin DynaTech VIP Fund - Class 2	127	(1,383)	(1,256)	167	(705)	(538)
Franklin Income VIP Fund - Class 1	11,346	(61)	11,285	—	(3)	(3)
Franklin Income VIP Fund - Class 2	314	(359)	(45)	427	(1,016)	(589)
Franklin Mutual Shares VIP Fund - Class 2	433	(1,433)	(1,000)	412	(677)	(265)
Franklin Small Cap Value VIP Fund - Class 1	—	(5)	(5)	—	(4)	(4)
Franklin Small Cap Value VIP Fund - Class 2	2,706	(5,256)	(2,550)	2,777	(4,002)	(1,225)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,493	(4,360)	(1,867)	2,362	(4,078)	(1,716)
Franklin U.S. Government Securities VIP Fund - Class 2	1,676	(3,082)	(1,406)	2,741	(11,241)	(8,500)
Goldman Sachs Government Money Market - Institutional Class	90,489	(3,196)	87,293	420	(17)	403
Invesco American Franchise Fund I1	1,748	(3,295)	(1,547)	1,668	(4,521)	(2,853)
Invesco American Franchise Fund II	103	(70)	33	75	(63)	12
Invesco Discovery Mid Cap Growth Fund I1	55	(84)	(29)	35	(142)	(107)
Invesco Discovery Mid Cap Growth Fund II	1,061	(315)	746	484	(469)	15
Invesco EQV International Equity I1	214	(430)	(216)	192	(1,119)	(927)
Invesco EQV International Equity II1	980	(7,771)	(6,791)	906	(2,093)	(1,187)
Invesco Global Real Estate	939	(1,405)	(466)	854	(990)	(136)
Invesco Health Care	27	(46)	(19)	25	(6)	19
JP Morgan Insurance Trust Mid Cap Value I	1,875	(3,419)	(1,544)	2,033	(2,999)	(966)
JP Morgan Insurance Trust U.S. Equity I	357	(1,180)	(823)	401	(1,454)	(1,053)
Morningstar Aggressive Growth ETF Asset Allocation Class I	—	(28)	(28)	—	(28)	(28)
Morningstar Growth ETF Asset Allocation Class I	—	(10)	(10)	—	(10)	(10)
Morningstar Income & Growth ETF Asset Allocation Class I1	—	—	—	—	(92)	(92)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I1	52	(2,371)	(2,319)	—	(48)	(48)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	—	(4)	(4)	—	(3)	(3)
PIMCO All Asset Portfolio Admin	13,349	(75)	13,274	—	(49)	(49)
PIMCO All Asset Portfolio Advisor	59	(42)	17	53	(37)	16
PIMCO CommodityRealReturn Strat. Administrative Class	10,443	(19,305)	(8,862)	7,988	(15,632)	(7,644)

Symetra Separate Account SL
Notes to Financial Statements
5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (continued)

	2022			2021
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
PIMCO Total Return Admin	173	(4,776)	(4,603)	—	(107)	(107)
Pioneer Bond VCT Class I	1,134	(2,128)	(994)	1,231	(2,038)	(807)
Pioneer Equity Income VCT Class I1	102	(4,283)	(4,181)	—	(86)	(86)
Pioneer Equity Income VCT Class II	589	(1,012)	(423)	270	(2,067)	(1,797)
Pioneer Fund VCT Class I	3,416	(13,152)	(9,736)	3,656	(6,083)	(2,427)
Pioneer High Yield VCT Class II	77	(356)	(279)	96	(393)	(297)
Pioneer Mid Cap Value VCT Class I1	1,059	(2,325)	(1,266)	1,252	(1,758)	(506)
Pioneer Real Estate VCT Class I	63	(2,052)	(1,989)	—	(52)	(52)
Pioneer Real Estate VCT Class II	6,764	(3,347)	3,417	3,633	(4,972)	(1,339)
Pioneer Select Mid Cap Growth VCT Class I	4,122	(8,902)	(4,780)	2,796	(9,497)	(6,701)
Pioneer Strategic Income VCT Class I	—	(5)	(5)	—	(5)	(5)
Pioneer Strategic Income VCT Class II	498	(1,820)	(1,322)	849	(2,197)	(1,348)
Templeton Developing Markets VIP Fund - Class 1	—	(7)	(7)	—	(7)	(7)
Templeton Developing Markets VIP Fund - Class 2	6,994	(3,853)	3,141	5,491	(3,678)	1,813
Templeton Global Bond VIP Fund - Class 1	—	(11)	(11)	—	(11)	(11)
Templeton Global Bond VIP Fund - Class 2	289	(826)	(537)	372	(1,772)	(1,400)
Templeton Growth VIP Fund - Class 1	—	(9)	(9)	—	(169)	(169)
Templeton Growth VIP Fund - Class 2	749	(2,146)	(1,397)	788	(521)	267
Vanguard Balanced	99,786	(103,757)	(3,971)	412	(100)	312
Vanguard Conservative Allocation[1]	2	(408)	(406)	420	(14)	406
Vanguard Diversified Value[1]	9,624	(406)	9,218	401	(12)	389
Vanguard Equity Income	—	(5)	(5)	—	(5)	(5)
Vanguard Equity Index	144,180	(190,226)	(46,046)	165,228	(50,181)	115,047
Vanguard High Yield Bond	9,176	(399)	8,777	422	(33)	389
Vanguard International	—	(12)	(12)	—	(330)	(330)
Vanguard Mid-Cap Index	110,388	(97,174)	13,214	31,125	(21,506)	9,619
Vanguard Real Estate Index	—	(5)	(5)	—	(54)	(54)
Vanguard Small Company Growth	—	(2)	(2)	—	(3)	(3)
Vanguard Total Bond Market Index	22,447	(472)	21,975	425	(26)	399
Vanguard Total International Stock Market Index	24,604	(520)	24,084	427	(25)	402
Vanguard Total Stock Market Index	247,375	(185,267)	62,108	31,874	(46,148)	(14,274)
Voya Global High Dividend Low Volatility Portfolio - Class S	92	(278)	(186)	111	(351)	(240)
VY JPMorgan Emerging Markets Equity Portfolio Initial	300	(290)	10	218	(372)	(154)
Wanger Acorn[1]	77	(370)	(293)	79	(783)	(704)

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

Symetra Separate Account SL
Notes to Financial Statements

6. ACCUMULATION UNIT VALUES
The following table summarizes the Unit values and Units outstanding for sub-accounts of the Symetra Separate Account SL, net investment income ratios and the expense ratios, excluding expenses of the underlying Mutual Funds, and total returns for each of the five years in the period ended December 31, 2022.

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
American Century Balanced
	2022	$33.908	to	$241.504	30,531	$1,119,382	1.20%	0.70%	to	0.75%	(17.84)%	to	(17.27)%
	2021	41.272	to	291.903	33,416	1,483,281	0.72	0.70	to	0.75	14.96	to	15.77
	2020	35.900	to	252.142	34,070	1,315,211	1.15	0.70	to	0.75	11.74	to	12.53
	2019	32.128	to	224.072	40,934	1,398,905	1.56	0.70	to	0.75	19.01	to	19.85
	2018	26.995	to	186.958	42,890	1,229,377	1.41	0.70	to	0.75	(4.50)	to	(3.83)
American Century Inflation Protection I
	2022	151.557	to	151.557	16,050	2,432,513	0.61	0.75	to	0.75	(12.88)	to	(12.88)
	2021	173.956	to	173.956	509	88,550	3.38	0.75	to	0.75	6.61	to	6.61
	2020	163.163	to	163.163	524	85,534	1.61	0.75	to	0.75	9.81	to	9.81
	2019	148.591	to	148.591	540	80,223	2.56	0.75	to	0.75	9.16	to	9.16
	2018	136.127	to	136.127	555	75,551	3.09	0.75	to	0.75	(2.57)	to	(2.57)
American Century Inflation Protection II
	2022	14.428	to	14.428	80,128	1,156,066	5.01	0.70	to	0.70	(13.68)	to	(13.68)
	2021	16.715	to	16.715	80,178	1,340,145	3.24	0.70	to	0.70	5.53	to	5.53
	2020	15.839	to	15.839	67,053	1,062,062	1.40	0.70	to	0.70	8.79	to	8.79
	2019	14.559	to	14.559	63,158	919,516	2.32	0.70	to	0.70	8.14	to	8.14
	2018	13.463	to	13.463	62,986	847,974	2.87	0.70	to	0.70	(3.50)	to	(3.50)
American Century International
	2022	27.579	to	170.496	30,194	839,644	1.47	0.70	to	0.75	(25.28)	to	(24.75)
	2021	36.910	to	226.585	31,335	1,165,972	0.16	0.70	to	0.75	7.99	to	8.75
	2020	34.179	to	208.355	31,269	1,084,714	0.47	0.70	to	0.75	25.01	to	25.88
	2019	27.342	to	165.519	32,693	906,927	0.89	0.70	to	0.75	27.52	to	28.42
	2018	21.441	to	128.889	38,387	833,465	1.28	0.70	to	0.75	(15.82)	to	(15.22)
American Century Large Company Value I1
	2022	252.948	to	252.948	—	—	—	0.75	to	0.75	(2.38)	to	(2.38)
	2021	259.110	to	259.110	—	—	—	0.75	to	0.75	21.71	to	21.71
	2020	212.887	to	212.887	—	—	—	0.75	to	0.75	2.62	to	2.62
	2019	207.458	to	207.458	—	—	—	0.75	to	0.75	27.48	to	27.48
	2018	162.742	to	162.742	—	—	—	0.75	to	0.75	(8.04)	to	(8.04)
American Century Large Company Value II
	2022	29.353	to	29.353	3,021	88,673	1.88	0.70	to	0.70	(1.15)	to	(1.15)
	2021	29.694	to	29.694	3,641	108,117	1.26	0.70	to	0.70	20.68	to	20.68
	2020	24.605	to	24.605	3,573	87,908	1.89	0.70	to	0.70	1.77	to	1.77
	2019	24.177	to	24.177	3,518	85,042	1.90	0.70	to	0.70	26.42	to	26.42

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
American Century Large Company Value II (continued)
	2018	$19.124	to	$19.124	3,569	$68,261	1.67%	0.70%	to	0.70%	(8.83)%	to	(8.83)%
American Century Ultra I1
	2022	54.233	to	54.233	4,682	253,909	—	0.70	to	0.70	(32.85)	to	(32.85)
	2021	80.760	to	80.760	4,686	378,405	—	0.70	to	0.70	22.30	to	22.30
	2020	66.033	to	66.033	4,675	308,705	—	0.70	to	0.70	48.81	to	48.81
	2019	44.375	to	44.375	4,678	207,594	—	0.70	to	0.70	33.64	to	33.64
	2018	33.204	to	33.204	4,634	153,881	0.26	0.70	to	0.70	0.05	to	0.05
American Century Ultra II
	2022	42.262	to	42.262	8,536	360,727	—	0.70	to	0.70	(32.93)	to	(32.93)
	2021	63.013	to	63.013	10,169	640,784	—	0.70	to	0.70	22.13	to	22.13
	2020	51.593	to	51.593	10,209	526,727	—	0.70	to	0.70	48.51	to	48.51
	2019	34.741	to	34.741	9,408	326,845	—	0.70	to	0.70	33.52	to	33.52
	2018	26.019	to	26.019	7,579	197,198	0.10	0.70	to	0.70	(0.11)	to	(0.11)
American Century Value[1]
	2022	41.756	to	41.756	34,510	1,440,974	2.09	0.70	to	0.70	(0.16)	to	(0.16)
	2021	41.822	to	41.822	36,150	1,511,856	1.75	0.70	to	0.70	23.64	to	23.64
	2020	33.825	to	33.825	37,090	1,254,569	2.36	0.70	to	0.70	0.27	to	0.27
	2019	33.733	to	33.733	35,660	1,202,924	2.12	0.70	to	0.70	26.15	to	26.15
	2018	26.741	to	26.741	36,885	986,333	1.66	0.70	to	0.70	(9.79)	to	(9.79)
American Funds IS Growth Fund
	2022	7.230	to	7.230	13,932	100,724	0.65	—	to	—	(29.76)	to	(29.76)
	2021	10.293	to	10.293	320	3,269	0.35	—	to	—	2.93	to	2.93
BNY Mellon Appreciation
	2022	36.426	to	36.426	28,133	1,024,754	0.67	0.70	to	0.70	(18.64)	to	(18.64)
	2021	44.769	to	44.769	28,711	1,285,359	0.44	0.70	to	0.70	26.24	to	26.24
	2020	35.462	to	35.462	30,029	1,064,867	0.78	0.70	to	0.70	22.83	to	22.83
	2019	28.871	to	28.871	31,466	908,432	1.17	0.70	to	0.70	35.14	to	35.14
	2018	21.363	to	21.363	31,589	674,823	1.25	0.70	to	0.70	(7.50)	to	(7.50)
BNY Mellon MidCap Stock
	2022	38.254	to	38.254	32,936	1,259,933	0.72	0.70	to	0.70	(14.68)	to	(14.68)
	2021	44.834	to	44.834	33,960	1,522,572	0.61	0.70	to	0.70	25.00	to	25.00
	2020	35.866	to	35.866	34,772	1,247,104	0.83	0.70	to	0.70	7.35	to	7.35
	2019	33.409	to	33.409	36,054	1,204,538	0.66	0.70	to	0.70	19.34	to	19.34
	2018	27.994	to	27.994	39,810	1,114,440	0.58	0.70	to	0.70	(16.08)	to	(16.08)
BNY Mellon Stock Index
	2022	48.985	to	48.985	24,492	1,199,765	1.09	0.70	to	0.70	(19.09)	to	(19.09)
	2021	60.544	to	60.544	24,380	1,476,032	0.82	0.70	to	0.70	27.22	to	27.22
	2020	47.589	to	47.589	25,744	1,225,131	1.31	0.70	to	0.70	16.89	to	16.89
	2019	40.712	to	40.712	27,818	1,132,547	1.46	0.70	to	0.70	29.93	to	29.93
	2018	31.334	to	31.334	30,133	944,190	1.39	0.70	to	0.70	(5.52)	to	(5.52)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
BNY Mellon Sustainable U.S. Equity
	2022	$22.739	to	$22.739	15,021	$341,553	0.52%	0.70%	to	0.70%	(23.41)%	to	(23.41)%
	2021	29.689	to	29.689	15,232	452,230	0.75	0.70	to	0.70	26.11	to	26.11
	2020	23.542	to	23.542	16,900	397,859	1.03	0.70	to	0.70	23.28	to	23.28
	2019	19.097	to	19.097	18,556	354,365	1.44	0.70	to	0.70	33.42	to	33.42
	2018	14.313	to	14.313	18,595	266,149	2.07	0.70	to	0.70	(5.07)	to	(5.07)
BNY Mellon Technology Growth
	2022	15.871	to	424.972	51,078	827,879	—	0.70	to	0.75	(46.76)	to	(46.39)
	2021	29.811	to	792.663	53,190	3,833,859	—	0.70	to	0.75	12.14	to	12.93
	2020	26.584	to	701.915	58,003	3,573,304	0.25	0.70	to	0.75	68.74	to	69.92
	2019	15.754	to	413.082	57,476	2,108,698	—	0.70	to	0.75	24.93	to	25.82
	2018	12.610	to	328.322	62,553	1,741,992	—	0.70	to	0.75	(1.68)	to	(0.98)
Calvert Nasdaq 100 Index
	2022	560.510	to	560.510	198	111,258	0.02	0.75	to	0.75	(32.64)	to	(32.64)
	2021	832.159	to	832.159	3,100	2,579,732	0.28	0.75	to	0.75	26.87	to	26.87
	2020	655.897	to	655.897	3,162	2,073,932	0.48	0.75	to	0.75	48.23	to	48.23
	2019	442.499	to	442.499	3,180	1,407,084	0.52	0.75	to	0.75	38.78	to	38.78
	2018	318.855	to	318.855	3,171	1,011,218	0.56	0.75	to	0.75	(0.47)	to	(0.47)
Calvert Russell 2000 Small Cap Index[1]
	2022	262.487	to	262.487	—	—	—	0.75	to	0.75	(20.52)	to	(20.52)
	2021	330.238	to	330.238	—	—	—	0.75	to	0.75	14.53	to	14.53
	2020	288.350	to	288.350	50	14,539	1.09	0.75	to	0.75	19.64	to	19.64
	2019	241.006	to	241.006	52	12,520	0.93	0.75	to	0.75	25.07	to	25.07
	2018	192.691	to	192.691	54	10,313	1.08	0.75	to	0.75	(11.23)	to	(11.23)
DFA VIT Inflation-Protected Securities
	2022	8.860	to	8.860	8	68	0.23	—	to	—	(12.45)	to	(12.45)
	2021	10.120	to	10.120	344	3,477	4.50	—	to	—	1.20	to	1.20
DWS CROCI International VIP - Class A
	2022	9.237	to	9.237	10,643	98,312	3.34	0.70	to	0.70	(13.79)	to	(13.79)
	2021	10.715	to	10.715	11,292	120,994	2.39	0.70	to	0.70	8.47	to	8.47
	2020	9.878	to	9.878	11,455	113,152	3.45	0.70	to	0.70	1.90	to	1.90
	2019	9.694	to	9.694	12,138	117,664	3.01	0.70	to	0.70	20.92	to	20.92
	2018	8.017	to	8.017	13,201	105,828	1.08	0.70	to	0.70	(14.99)	to	(14.99)
DWS Global Income Builder VIP A
	2022	19.023	to	19.023	23,191	441,148	2.95	0.70	to	0.70	(15.57)	to	(15.57)
	2021	22.532	to	22.532	24,405	549,887	2.32	0.70	to	0.70	10.18	to	10.18
	2020	20.450	to	20.450	25,605	523,620	3.14	0.70	to	0.70	7.52	to	7.52
	2019	19.019	to	19.019	26,315	500,477	3.78	0.70	to	0.70	19.32	to	19.32
	2018	15.939	to	15.939	26,710	425,714	3.94	0.70	to	0.70	(8.31)	to	(8.31)
Federated Hermes High Income Bond
	2022	29.129	to	29.129	3,778	110,032	5.56	0.70	to	0.70	(12.39)	to	(12.39)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Federated Hermes High Income Bond (continued)
	2021	$33.250	to	$33.250	3,950	$131,341	4.98%	0.70%	to	0.70%	4.12%	to	4.12
	2020	31.935	to	31.935	4,304	137,433	5.85	0.70	to	0.70	4.85	to	4.85
	2019	30.458	to	30.458	4,334	132,010	6.05	0.70	to	0.70	13.75	to	13.75
	2018	26.777	to	26.777	4,460	119,428	8.41	0.70	to	0.70	(3.97)	to	(3.97)
Federated Hermes Managed Volatility II
	2022	20.450	to	20.450	1,692	34,610	1.76	0.70	to	0.70	(14.36)	to	(14.36)
	2021	23.878	to	23.878	2,236	53,389	2.01	0.70	to	0.70	17.68	to	17.68
	2020	20.290	to	20.290	2,798	56,778	2.31	0.70	to	0.70	0.23	to	0.23
	2019	20.244	to	20.244	4,307	87,181	2.04	0.70	to	0.70	19.39	to	19.39
	2018	16.956	to	16.956	4,337	73,547	2.87	0.70	to	0.70	(9.14)	to	(9.14)
Fidelity Asset Manager
	2022	30.241	to	556.820	13,022	2,665,941	1.89	0.70	to	0.90	(15.53)	to	(15.70)
	2021	35.800	to	660.497	14,435	3,884,317	1.59	0.70	to	0.90	9.15	to	8.93
	2020	32.798	to	606.323	15,738	3,853,607	1.48	0.70	to	0.90	14.07	to	13.84
	2019	28.753	to	532.603	16,995	3,736,588	1.77	0.70	to	0.90	17.43	to	17.19
	2018	24.486	to	454.479	18,205	3,376,304	1.65	0.70	to	0.90	(6.01)	to	(6.20)
Fidelity Asset Manager Growth
	2022	30.370	to	465.686	10,034	518,015	1.83	0.70	to	0.90	(17.46)	to	(17.62)
	2021	36.793	to	565.302	10,149	644,213	1.41	0.70	to	0.90	13.17	to	12.94
	2020	32.512	to	500.531	10,289	615,364	1.09	0.70	to	0.90	16.45	to	16.21
	2019	27.920	to	430.694	11,014	681,353	1.56	0.70	to	0.90	21.97	to	21.73
	2018	22.891	to	353.819	11,687	591,897	1.45	0.70	to	0.90	(8.30)	to	(8.48)
Fidelity Balanced
	2022	42.260	to	42.260	1,445	61,082	1.27	0.70	to	0.70	(18.51)	to	(18.51)
	2021	51.860	to	51.860	2,293	118,913	0.94	0.70	to	0.70	17.44	to	17.44
	2020	44.160	to	44.160	2,302	101,674	1.32	0.70	to	0.70	21.54	to	21.54
	2019	36.335	to	36.335	2,510	91,189	1.69	0.70	to	0.70	23.64	to	23.64
	2018	29.388	to	29.388	2,798	82,231	1.47	0.70	to	0.70	(4.89)	to	(4.89)
Fidelity Contrafund
	2022	72.184	to	1,181.118	64,717	9,617,407	0.50	0.70	to	0.90	(26.83)	to	(26.97)
	2021	98.647	to	1,617.355	70,499	13,989,558	0.06	0.70	to	0.90	26.94	to	26.69
	2020	77.709	to	1,276.623	72,719	11,530,832	0.25	0.70	to	0.90	29.66	to	29.40
	2019	59.935	to	986.593	81,972	9,746,685	0.46	0.70	to	0.90	30.66	to	30.40
	2018	45.871	to	756.592	87,513	7,962,570	0.70	0.70	to	0.90	(7.03)	to	(7.22)
Fidelity Equity-Income
	2022	45.991	to	1,213.663	43,441	7,668,908	1.58	0.70	to	0.90	(5.62)	to	(5.81)
	2021	48.729	to	1,288.496	52,472	10,388,634	1.91	0.70	to	0.90	24.02	to	23.77
	2020	39.291	to	1,040.999	52,915	8,716,306	1.83	0.70	to	0.90	5.95	to	5.74
	2019	37.084	to	984.504	54,872	8,638,585	2.01	0.70	to	0.90	26.55	to	26.30
	2018	29.303	to	779.487	59,802	7,246,797	2.29	0.70	to	0.90	(8.93)	to	(9.12)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Fidelity Extended Market Index - Initial Class
	2022	$8.220	to	$8.220	135	$1,112	—%	—%	to	—%	(18.12)%	to	(18.12)%
	2021	10.039	to	10.039	338	3,298	1.19	—	to	—	0.39	to	0.39
Fidelity Government Money Market Portfolio - Initial Class
	2022	13.649	to	160.908	53,942	898,605	1.25	0.70	to	0.90	0.73	to	0.53
	2021	13.550	to	160.058	61,570	1,465,456	0.01	0.70	to	0.90	(0.69)	to	(0.89)
	2020	13.644	to	161.489	63,299	1,526,887	0.30	0.70	to	0.90	(0.38)	to	(0.58)
	2019	13.696	to	162.429	58,482	1,378,382	2.00	0.70	to	0.90	1.31	to	1.10
	2018	13.519	to	160.659	66,757	1,456,351	1.62	0.70	to	0.90	0.94	to	0.74
Fidelity Growth
	2022	65.625	to	1,539.427	106,404	17,510,838	0.62	0.70	to	0.90	(24.98)	to	(25.13)
	2021	87.479	to	2,056.199	108,180	24,297,741	—	0.70	to	0.90	22.36	to	22.11
	2020	71.496	to	1,683.874	116,670	21,308,337	0.07	0.70	to	0.90	42.89	to	42.60
	2019	50.036	to	1,180.800	129,707	16,905,621	0.26	0.70	to	0.90	33.38	to	33.11
	2018	37.515	to	887.083	138,528	13,529,643	0.24	0.70	to	0.90	(0.87)	to	(1.07)
Fidelity Growth & Income[1]
	2022	50.373	to	50.373	31,119	1,567,553	1.66	0.70	to	0.70	(5.61)	to	(5.61)
	2021	53.367	to	53.367	31,886	1,701,642	2.45	0.70	to	0.70	25.07	to	25.07
	2020	42.669	to	42.669	32,291	1,377,844	2.15	0.70	to	0.70	7.10	to	7.10
	2019	39.842	to	39.842	32,267	1,285,589	3.59	0.70	to	0.70	29.14	to	29.14
	2018	30.851	to	30.851	35,627	1,099,110	0.35	0.70	to	0.70	(9.62)	to	(9.62)
Fidelity Growth Opportunities
	2022	51.960	to	51.960	27,945	1,452,012	—	0.70	to	0.70	(38.58)	to	(38.58)
	2021	84.600	to	84.600	30,222	2,556,802	—	0.70	to	0.70	11.16	to	11.16
	2020	76.105	to	76.105	31,717	2,413,833	0.01	0.70	to	0.70	67.48	to	67.48
	2019	45.441	to	45.441	33,672	1,530,069	0.15	0.70	to	0.70	39.86	to	39.86
	2018	32.491	to	32.491	37,991	1,234,352	0.12	0.70	to	0.70	11.67	to	11.67
Fidelity High Income[1]
	2022	20.080	to	311.308	5,309	511,106	4.77	0.70	to	0.90	(11.99)	to	(12.17)
	2021	22.816	to	354.434	5,731	688,840	5.32	0.70	to	0.90	3.69	to	3.48
	2020	22.005	to	342.528	6,032	712,576	4.92	0.70	to	0.90	2.03	to	1.83
	2019	21.568	to	336.388	6,751	897,232	5.18	0.70	to	0.90	14.30	to	14.07
	2018	18.869	to	294.884	7,474	824,979	5.50	0.70	to	0.90	(3.96)	to	(4.16)
Fidelity Index 500
	2022	55.219	to	1,117.100	49,785	6,703,640	1.45	—	to	0.90	(18.78)	to	(18.94)
	2021	67.989	to	1,378.187	48,514	8,838,649	1.25	—	to	0.90	27.68	to	27.43
	2020	53.249	to	1,081.565	52,867	7,394,810	1.86	0.70	to	0.90	17.42	to	17.18
	2019	45.351	to	922.995	57,580	7,293,535	1.97	0.70	to	0.90	30.43	to	30.17
	2018	34.770	to	709.047	60,655	5,855,689	1.85	0.70	to	0.90	(5.16)	to	(5.35)
Fidelity Investment Grade Bond
	2022	23.847	to	318.407	2,640	749,198	1.90	0.70	to	0.90	(13.57)	to	(13.74)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Fidelity Investment Grade Bond (continued)
	2021	$27.590	to	$369.119	3,826	$1,303,168	2.02%	0.70%	to	0.90%	(1.30)%	to	(1.50)%
	2020	27.953	to	374.727	3,943	1,365,006	1.89	0.70	to	0.90	8.63	to	8.41
	2019	25.732	to	345.643	3,259	1,007,954	2.67	0.70	to	0.90	8.90	to	8.68
	2018	23.629	to	318.027	3,908	1,025,515	2.37	0.70	to	0.90	(1.23)	to	(1.43)
Fidelity Mid Cap I
	2022	290.778	to	290.778	353	102,547	0.51	0.75	to	0.75	(14.74)	to	(14.74)
	2021	341.062	to	341.062	359	122,283	0.62	0.75	to	0.75	25.60	to	25.60
	2020	271.542	to	271.542	364	98,920	0.66	0.75	to	0.75	18.19	to	18.19
	2019	229.752	to	229.752	370	85,052	0.87	0.75	to	0.75	23.45	to	23.45
	2018	186.112	to	186.112	376	69,995	0.65	0.75	to	0.75	(14.54)	to	(14.54)
Fidelity Mid Cap II
	2022	39.358	to	39.358	34,614	1,362,364	0.27	0.70	to	0.70	(15.56)	to	(15.56)
	2021	46.610	to	46.610	34,976	1,630,226	0.36	0.70	to	0.70	24.43	to	24.43
	2020	37.458	to	37.458	36,346	1,361,483	0.40	0.70	to	0.70	17.05	to	17.05
	2019	32.003	to	32.003	34,997	1,120,033	0.68	0.70	to	0.70	22.31	to	22.31
	2018	26.165	to	26.165	35,830	937,495	0.42	0.70	to	0.70	(15.37)	to	(15.37)
Fidelity Overseas
	2022	26.061	to	410.733	10,668	1,449,730	0.78	0.70	to	0.90	(25.01)	to	(25.16)
	2021	34.753	to	548.817	16,215	2,826,810	0.53	0.70	to	0.90	18.87	to	18.63
	2020	29.237	to	462.641	16,934	2,497,619	0.44	0.70	to	0.90	14.81	to	14.58
	2019	25.466	to	403.777	17,827	2,364,597	1.73	0.70	to	0.90	26.87	to	26.62
	2018	20.072	to	318.886	19,467	1,980,471	1.54	0.70	to	0.90	(15.40)	to	(15.58)
Franklin Allocation VIP Fund - Class 1
	2022	195.295	to	195.295	123	23,928	1.95	0.75	to	0.75	(15.68)	to	(15.68)
	2021	231.605	to	231.605	126	29,120	1.94	0.75	to	0.75	11.81	to	11.81
	2020	207.136	to	207.136	129	26,715	1.73	0.75	to	0.75	12.19	to	12.19
	2019	184.633	to	184.633	132	24,436	3.79	0.75	to	0.75	20.04	to	20.04
	2018	153.809	to	153.809	139	21,426	3.28	0.75	to	0.75	(9.34)	to	(9.34)
Franklin DynaTech VIP Fund - Class 2
	2022	32.162	to	304.878	2,624	92,012	—	0.70	to	0.75	(40.38)	to	(39.96)
	2021	53.941	to	507.755	3,880	222,352	—	0.70	to	0.75	15.33	to	16.14
	2020	46.769	to	437.174	4,418	218,144	—	0.70	to	0.75	43.88	to	44.88
	2019	32.506	to	301.739	5,357	182,292	—	0.70	to	0.75	30.25	to	31.17
	2018	24.957	to	230.045	5,089	133,391	—	0.70	to	0.75	2.41	to	3.14
Franklin Income VIP Fund - Class 1
	2022	220.197	to	220.197	11,385	2,506,979	0.17	0.75	to	0.75	(5.24)	to	(5.24)
	2021	232.364	to	232.364	100	23,334	4.69	0.75	to	0.75	17.01	to	17.01
	2020	198.593	to	198.593	103	20,473	5.92	0.75	to	0.75	0.97	to	0.97
	2019	196.685	to	196.685	106	20,825	5.42	0.75	to	0.75	16.42	to	16.42
	2018	168.944	to	168.944	109	18,366	4.89	0.75	to	0.75	(4.09)	to	(4.09)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Franklin Income VIP Fund - Class 2
	2022	$24.325	to	$24.325	3,762	$91,507	4.86%	0.70%	to	0.70%	(6.13)%	to	(6.13)%
	2021	25.914	to	25.914	3,807	98,643	4.93	0.70	to	0.70	15.94	to	15.94
	2020	22.351	to	22.351	4,396	98,263	5.90	0.70	to	0.70	(0.01)	to	(0.01)
	2019	22.353	to	22.353	4,445	99,361	5.14	0.70	to	0.70	15.25	to	15.25
	2018	19.395	to	19.395	6,764	131,185	4.72	0.70	to	0.70	(4.98)	to	(4.98)
Franklin Mutual Shares VIP Fund - Class 2
	2022	27.008	to	27.008	5,921	159,906	1.78	0.70	to	0.70	(8.08)	to	(8.08)
	2021	29.381	to	29.381	6,921	203,343	2.93	0.70	to	0.70	18.34	to	18.34
	2020	24.828	to	24.828	7,186	178,414	2.63	0.70	to	0.70	(5.71)	to	(5.71)
	2019	26.331	to	26.331	8,572	225,694	1.77	0.70	to	0.70	21.72	to	21.72
	2018	21.633	to	21.633	10,591	229,101	2.34	0.70	to	0.70	(9.70)	to	(9.70)
Franklin Small Cap Value VIP Fund - Class 1
	2022	315.318	to	315.318	280	88,435	1.23	0.75	to	0.75	(9.82)	to	(9.82)
	2021	349.639	to	349.639	285	99,569	1.14	0.75	to	0.75	25.67	to	25.67
	2020	278.222	to	278.222	289	80,404	1.68	0.75	to	0.75	5.41	to	5.41
	2019	263.949	to	263.949	293	77,419	1.28	0.75	to	0.75	26.72	to	26.72
	2018	208.285	to	208.285	298	62,002	1.11	0.75	to	0.75	(12.69)	to	(12.69)
Franklin Small Cap Value VIP Fund - Class 2
	2022	35.077	to	35.077	23,646	829,436	0.98	0.70	to	0.70	(10.69)	to	(10.69)
	2021	39.276	to	39.276	26,196	1,028,845	0.99	0.70	to	0.70	24.49	to	24.49
	2020	31.549	to	31.549	27,421	865,107	1.55	0.70	to	0.70	4.46	to	4.46
	2019	30.203	to	30.203	31,338	946,494	1.08	0.70	to	0.70	25.46	to	25.46
	2018	24.073	to	24.073	31,076	748,073	0.91	0.70	to	0.70	(13.49)	to	(13.49)
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2022	24.387	to	24.387	40,322	983,334	—	0.70	to	0.70	(34.15)	to	(34.15)
	2021	37.036	to	37.036	42,189	1,562,494	—	0.70	to	0.70	9.25	to	9.25
	2020	33.901	to	33.901	43,905	1,488,445	—	0.70	to	0.70	54.01	to	54.01
	2019	22.012	to	22.012	45,995	1,012,451	—	0.70	to	0.70	30.52	to	30.52
	2018	16.865	to	16.865	49,128	828,549	—	0.70	to	0.70	(6.03)	to	(6.03)
Franklin U.S. Government Securities VIP Fund - Class 2
	2022	16.760	to	16.760	22,782	381,838	2.42	0.70	to	0.70	(10.38)	to	(10.38)
	2021	18.702	to	18.702	24,188	452,361	2.69	0.70	to	0.70	(2.51)	to	(2.51)
	2020	19.183	to	19.183	32,688	627,063	3.61	0.70	to	0.70	3.11	to	3.11
	2019	18.605	to	18.605	20,653	384,266	2.88	0.70	to	0.70	4.49	to	4.49
	2018	17.805	to	17.805	19,765	351,908	2.67	0.70	to	0.70	(0.36)	to	(0.36)
Goldman Sachs Government Money Market - Institutional Class
	2022	10.160	to	10.160	87,696	890,959	3.00	—	to	—	1.60	to	1.60
	2021	10.000	to	10.000	403	4,035	—	—	to	—	—	to	—
Invesco American Franchise Fund I1
	2022	24.906	to	24.906	55,260	1,376,328	—	0.70	to	0.70	(31.59)	to	(31.59)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Invesco American Franchise Fund I1 (continued)
	2021	$36.409	to	$36.409	56,807	$2,068,259	—%	0.70%	to	0.70%	11.15%	to	11.15%
	2020	32.758	to	32.758	59,660	1,954,329	0.07	0.70	to	0.70	41.36	to	41.36
	2019	23.173	to	23.173	62,378	1,445,493	—	0.70	to	0.70	35.80	to	35.80
	2018	17.064	to	17.064	68,646	1,171,360	—	0.70	to	0.70	(4.30)	to	(4.30)
Invesco American Franchise Fund II
	2022	29.784	to	29.784	1,275	37,982	—	0.70	to	0.70	(31.77)	to	(31.77)
	2021	43.655	to	43.655	1,242	54,228	—	0.70	to	0.70	10.87	to	10.87
	2020	39.376	to	39.376	1,230	48,449	—	0.70	to	0.70	41.01	to	41.01
	2019	27.925	to	27.925	1,175	32,817	—	0.70	to	0.70	35.48	to	35.48
	2018	20.612	to	20.612	1,254	25,846	—	0.70	to	0.70	(4.57)	to	(4.57)
Invesco American Value Fund I1
	2022	209.608	to	209.608	—	—	—	0.75	to	0.75	(7.40)	to	(7.40)
	2021	226.363	to	226.363	—	—	—	0.75	to	0.75	6.18	to	6.18
Invesco Discovery Mid Cap Growth Fund I1
	2022	46.538	to	46.538	1,084	50,412	—	0.70	to	0.70	(31.46)	to	(31.46)
	2021	67.902	to	67.902	1,113	75,615	—	0.70	to	0.70	18.27	to	18.27
	2020	57.414	to	57.414	1,220	70,067	—	0.70	to	0.70	47.57	to	47.57
Invesco Discovery Mid Cap Growth Fund II
	2022	25.584	to	25.584	7,976	204,063	—	0.70	to	0.70	(31.61)	to	(31.61)
	2021	37.410	to	37.410	7,230	270,480	—	0.70	to	0.70	17.96	to	17.96
	2020	31.713	to	31.713	7,215	228,814	—	0.70	to	0.70	47.22	to	47.22
Invesco EQV International Equity I1
	2022	36.660	to	148.425	9,545	384,101	1.72	0.70	to	0.75	(18.87)	to	(18.31)
	2021	45.189	to	181.683	9,761	483,292	1.24	0.70	to	0.75	5.15	to	5.89
	2020	42.975	to	171.579	10,688	499,479	1.99	0.70	to	0.75	13.20	to	14.00
	2019	37.964	to	150.514	14,833	598,628	1.57	0.70	to	0.75	27.67	to	28.57
	2018	29.735	to	117.066	16,286	512,103	2.04	0.70	to	0.75	(15.57)	to	(14.98)
Invesco EQV International Equity II1
	2022	17.582	to	17.582	13,758	241,888	1.24	0.70	to	0.70	(19.07)	to	(19.07)
	2021	21.725	to	21.725	20,549	446,433	1.04	0.70	to	0.70	4.87	to	4.87
	2020	20.716	to	20.716	21,736	450,296	2.24	0.70	to	0.70	12.94	to	12.94
	2019	18.342	to	18.342	20,579	377,451	1.32	0.70	to	0.70	27.35	to	27.35
	2018	14.403	to	14.403	18,340	264,160	1.75	0.70	to	0.70	(15.80)	to	(15.80)
Invesco Global Real Estate
	2022	39.735	to	39.735	10,035	398,713	2.91	0.70	to	0.70	(25.46)	to	(25.46)
	2021	53.305	to	53.305	10,501	559,737	2.77	0.70	to	0.70	24.83	to	24.83
	2020	42.701	to	42.701	10,637	454,179	5.12	0.70	to	0.70	(12.93)	to	(12.93)
	2019	49.042	to	49.042	10,422	511,125	4.55	0.70	to	0.70	22.14	to	22.14
	2018	40.151	to	40.151	10,905	437,825	3.73	0.70	to	0.70	(6.81)	to	(6.81)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Invesco Health Care
	2022	$45.621	to	$45.621	546	$24,903	—%	0.70%	to	0.70%	(13.92)%	to	(13.92)%
	2021	52.998	to	52.998	565	29,960	0.21	0.70	to	0.70	11.52	to	11.52
	2020	47.525	to	47.525	546	25,959	0.33	0.70	to	0.70	13.66	to	13.66
	2019	41.813	to	41.813	606	25,323	0.04	0.70	to	0.70	31.58	to	31.58
	2018	31.778	to	31.778	661	20,996	—	0.70	to	0.70	0.20	to	0.20
JP Morgan Insurance Trust Mid Cap Value I
	2022	46.483	to	46.483	27,542	1,280,246	0.94	0.70	to	0.70	(8.80)	to	(8.80)
	2021	50.967	to	50.967	29,086	1,482,448	0.90	0.70	to	0.70	28.98	to	28.98
	2020	39.516	to	39.516	30,052	1,187,535	1.46	0.70	to	0.70	(0.33)	to	(0.33)
	2019	39.647	to	39.647	28,889	1,145,345	1.64	0.70	to	0.70	25.88	to	25.88
	2018	31.496	to	31.496	31,172	981,798	0.98	0.70	to	0.70	(12.46)	to	(12.46)
JP Morgan Insurance Trust U.S. Equity I
	2022	55.136	to	55.136	13,890	765,853	0.53	0.70	to	0.70	(19.26)	to	(19.26)
	2021	68.289	to	68.289	14,713	1,004,738	0.73	0.70	to	0.70	28.44	to	28.44
	2020	53.168	to	53.168	15,766	838,256	0.78	0.70	to	0.70	24.39	to	24.39
	2019	42.743	to	42.743	22,302	953,257	0.86	0.70	to	0.70	30.83	to	30.83
	2018	32.670	to	32.670	24,636	804,831	0.82	0.70	to	0.70	(6.82)	to	(6.82)
Morningstar Aggressive Growth ETF Asset Allocation Class I
	2022	206.813	to	206.813	911	188,478	1.73	0.75	to	0.75	(12.92)	to	(12.92)
	2021	237.499	to	237.499	939	223,036	1.30	0.75	to	0.75	18.60	to	18.60
	2020	200.257	to	200.257	967	193,694	2.11	0.75	to	0.75	10.34	to	10.34
	2019	181.488	to	181.488	997	180,950	1.80	0.75	to	0.75	22.44	to	22.44
	2018	148.225	to	148.225	1,028	152,358	1.83	0.75	to	0.75	(9.17)	to	(9.17)
Morningstar Balanced ETF Asset Allocation Class I1
	2022	192.191	to	192.191	—	—	—	0.75	to	0.75	(9.10)	to	(9.10)
	2021	211.428	to	211.428	—	—	—	0.75	to	0.75	11.00	to	11.00
	2020	190.471	to	190.471	—	—	—	0.75	to	0.75	9.41	to	9.41
	2019	174.090	to	174.090	—	—	—	0.75	to	0.75	16.57	to	16.57
	2018	149.348	to	149.348	—	—	—	0.75	to	0.75	(6.02)	to	(6.02)
Morningstar Growth ETF Asset Allocation Class I
	2022	200.554	to	200.554	363	72,731	1.84	0.75	to	0.75	(12.96)	to	(12.96)
	2021	230.424	to	230.424	373	85,853	1.43	0.75	to	0.75	15.09	to	15.09
	2020	200.210	to	200.210	383	76,610	2.31	0.75	to	0.75	10.26	to	10.26
	2019	181.579	to	181.579	393	71,396	2.02	0.75	to	0.75	20.14	to	20.14
	2018	151.144	to	151.144	406	61,300	2.90	0.75	to	0.75	(7.85)	to	(7.85)
Morningstar Income & Growth ETF Asset Allocation Class I1
	2022	170.624	to	170.624	—	—	—	0.75	to	0.75	(8.75)	to	(8.75)
	2021	186.976	to	186.976	—	—	—	0.75	to	0.75	6.66	to	6.66
	2020	175.304	to	175.304	92	16,101	2.54	0.75	to	0.75	8.73	to	8.73
	2019	161.235	to	161.235	95	15,255	2.49	0.75	to	0.75	13.19	to	13.19

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Morningstar Income & Growth ETF Asset Allocation Class I1 (continued)
	2018	$142.445	to	$142.445	$97.489	$13,887.000	$0.006	$0.008	to	$0.008	$(0.040)	to	$(0.040)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I1
	2022	318.566	to	318.566	—	—	—	0.75	to	0.75	(28.73)	to	(28.73)
	2021	447.007	to	447.007	2,319	1,036,665	—	0.75	to	0.75	12.99	to	12.99
	2020	395.609	to	395.609	2,367	936,382	—	0.75	to	0.75	39.98	to	39.98
	2019	282.617	to	282.617	2,371	670,047	—	0.75	to	0.75	32.75	to	32.75
	2018	212.898	to	212.898	2,355	501,302	—	0.75	to	0.75	(6.40)	to	(6.40)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I
	2022	251.283	to	251.283	124	31,274	0.60	0.75	to	0.75	(9.75)	to	(9.75)
	2021	278.442	to	278.442	128	35,605	0.61	0.75	to	0.75	32.80	to	32.80
	2020	209.674	to	209.674	131	27,537	1.22	0.75	to	0.75	(2.62)	to	(2.62)
	2019	215.317	to	215.317	135	29,061	0.70	0.75	to	0.75	16.74	to	16.74
	2018	184.435	to	184.435	124	22,956	0.86	0.75	to	0.75	(15.28)	to	(15.28)
PIMCO All Asset Portfolio Admin
	2022	186.819	to	186.819	13,655	2,551,065	11.65	0.75	to	0.75	(11.84)	to	(11.84)
	2021	211.919	to	211.919	381	80,737	10.94	0.75	to	0.75	16.23	to	16.23
	2020	182.323	to	182.323	430	78,431	5.03	0.75	to	0.75	8.01	to	8.01
	2019	168.798	to	168.798	437	73,821	2.96	0.75	to	0.75	11.90	to	11.90
	2018	150.853	to	150.853	445	67,076	3.22	0.75	to	0.75	(5.41)	to	(5.41)
PIMCO All Asset Portfolio Advisor
	2022	19.364	to	19.364	1,799	34,837	7.59	0.70	to	0.70	(12.48)	to	(12.48)
	2021	22.126	to	22.126	1,782	39,430	10.91	0.70	to	0.70	15.23	to	15.23
	2020	19.201	to	19.201	1,766	33,902	4.89	0.70	to	0.70	7.15	to	7.15
	2019	17.919	to	17.919	1,744	31,253	2.84	0.70	to	0.70	10.97	to	10.97
	2018	16.148	to	16.148	1,719	27,761	3.08	0.70	to	0.70	(6.11)	to	(6.11)
PIMCO CommodityRealReturn Strat. Administrative Class
	2022	9.613	to	101.591	58,526	719,910	21.04	0.70	to	0.75	7.87	to	8.61
	2021	8.912	to	93.534	67,388	715,871	4.27	0.70	to	0.75	32.40	to	33.34
	2020	6.731	to	70.146	75,032	611,473	6.30	0.70	to	0.75	0.64	to	1.35
	2019	6.688	to	69.211	65,985	547,709	4.56	0.70	to	0.75	10.66	to	11.43
	2018	6.044	to	62.111	62,505	474,569	2.08	0.70	to	0.75	(14.73)	to	(14.13)
PIMCO Total Return Admin
	2022	161.116	to	161.116	432	69,652	2.39	0.75	to	0.75	(14.30)	to	(14.30)
	2021	187.999	to	187.999	5,035	946,563	1.82	0.75	to	0.75	(1.27)	to	(1.27)
	2020	190.410	to	190.410	5,142	979,116	2.12	0.75	to	0.75	8.65	to	8.65
	2019	175.254	to	175.254	5,098	893,463	3.01	0.75	to	0.75	8.36	to	8.36
	2018	161.736	to	161.736	5,036	814,408	2.55	0.75	to	0.75	(0.53)	to	(0.53)
Pioneer Bond VCT Class I
	2022	24.392	to	247.231	30,310	833,681	2.42	0.70	to	0.90	(14.80)	to	(14.97)
	2021	28.628	to	290.750	31,304	1,040,343	2.21	0.70	to	0.90	(0.32)	to	(0.52)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Pioneer Bond VCT Class I (continued)
	2020	$28.721	to	$292.274	32,111	$1,070,256	3.03%	0.70%	to	0.90%	7.95%	to	7.73%
	2019	26.607	to	271.303	32,317	1,003,662	3.26	0.70	to	0.90	8.52	to	8.30
	2018	24.519	to	250.519	33,410	966,638	3.31	0.70	to	0.90	(1.54)	to	(1.74)
Pioneer Equity Income VCT Class I1
	2022	296.637	to	296.637	—	—	1.31	0.75	to	0.75	(7.75)	to	(7.75)
	2021	321.575	to	321.575	4,181	1,344,525	1.49	0.75	to	0.75	25.70	to	25.70
	2020	255.832	to	255.832	4,267	1,091,713	2.73	0.75	to	0.75	(0.04)	to	(0.04)
	2019	255.942	to	255.942	4,241	1,085,421	2.76	0.75	to	0.75	25.56	to	25.56
	2018	203.841	to	203.841	4,207	857,635	2.43	0.75	to	0.75	(8.59)	to	(8.59)
Pioneer Equity Income VCT Class II
	2022	33.781	to	33.781	6,580	222,279	1.56	0.70	to	0.70	(8.58)	to	(8.58)
	2021	36.953	to	36.953	7,003	258,772	1.22	0.70	to	0.70	24.46	to	24.46
	2020	29.691	to	29.691	8,800	261,277	2.38	0.70	to	0.70	(0.96)	to	(0.96)
	2019	29.979	to	29.979	14,189	425,363	2.36	0.70	to	0.70	24.36	to	24.36
	2018	24.107	to	24.107	19,170	462,125	2.09	0.70	to	0.70	(9.41)	to	(9.41)
Pioneer Fund VCT Class I
	2022	42.097	to	548.298	87,510	4,577,606	0.65	0.70	to	0.90	(20.05)	to	(20.22)
	2021	52.657	to	687.221	97,246	6,417,355	0.32	0.70	to	0.90	27.09	to	26.84
	2020	41.433	to	541.817	99,673	5,226,496	0.77	0.70	to	0.90	23.41	to	23.17
	2019	33.573	to	439.907	106,230	4,500,549	1.02	0.70	to	0.90	30.42	to	30.16
	2018	25.743	to	337.987	113,691	3,703,150	1.13	0.70	to	0.90	(2.20)	to	(2.40)
Pioneer High Yield VCT Class I1
	2022	206.778	to	206.778	—	—	—	0.75	to	0.75	(6.87)	to	(6.87)
	2021	222.024	to	222.024	—	—	—	0.75	to	0.75	5.70	to	5.70
	2020	210.047	to	210.047	—	—	—	0.75	to	0.75	2.48	to	2.48
	2019	204.958	to	204.958	—	—	5.06	0.75	to	0.75	14.45	to	14.45
	2018	179.073	to	179.073	4	637	4.70	0.75	to	0.75	(3.31)	to	(3.31)
Pioneer High Yield VCT Class II
	2022	19.873	to	19.873	4,937	98,107	4.82	0.70	to	0.70	(12.05)	to	(12.05)
	2021	22.597	to	22.597	5,216	117,867	4.87	0.70	to	0.70	4.71	to	4.71
	2020	21.581	to	21.581	5,513	118,972	5.15	0.70	to	0.70	1.27	to	1.27
	2019	21.311	to	21.311	5,605	119,443	4.66	0.70	to	0.70	13.50	to	13.50
	2018	18.777	to	18.777	7,049	132,374	4.46	0.70	to	0.70	(4.62)	to	(4.62)
Pioneer Mid Cap Value VCT Class I1
	2022	44.220	to	515.990	28,901	1,391,385	2.08	0.70	to	0.90	(6.30)	to	(6.48)
	2021	47.192	to	551.766	30,167	1,554,197	0.95	0.70	to	0.90	28.76	to	28.51
	2020	36.650	to	429.363	30,673	1,230,323	1.23	0.70	to	0.90	1.43	to	1.22
	2019	36.135	to	424.180	33,000	1,303,168	1.32	0.70	to	0.90	27.54	to	27.29
	2018	28.332	to	333.247	35,627	1,110,718	0.72	0.70	to	0.90	(19.91)	to	(20.07)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Pioneer Real Estate VCT Class I
	2022	$208.009	to	$208.009	352	$73,284	1.80%	0.75%	to	0.75%	(30.84)%	to	(30.84)%
	2021	300.759	to	300.759	2,341	704,142	1.10	0.75	to	0.75	41.05	to	41.05
	2020	213.228	to	213.228	2,393	510,280	1.72	0.75	to	0.75	(7.34)	to	(7.34)
	2019	230.126	to	230.126	2,378	547,158	2.26	0.75	to	0.75	28.16	to	28.16
	2018	179.558	to	179.558	2,363	424,375	2.75	0.75	to	0.75	(7.24)	to	(7.24)
Pioneer Real Estate VCT Class II
	2022	18.827	to	18.827	31,722	597,237	1.66	0.70	to	0.70	(31.50)	to	(31.50)
	2021	27.486	to	27.486	28,305	777,991	1.01	0.70	to	0.70	39.77	to	39.77
	2020	19.665	to	19.665	29,644	582,950	1.57	0.70	to	0.70	(8.27)	to	(8.27)
	2019	21.437	to	21.437	26,221	562,097	1.95	0.70	to	0.70	27.02	to	27.02
	2018	16.877	to	16.877	28,650	483,527	2.43	0.70	to	0.70	(8.19)	to	(8.19)
Pioneer Select Mid Cap Growth VCT Class I
	2022	41.210	to	605.263	95,813	5,422,576	—	0.70	to	0.90	(31.54)	to	(31.68)
	2021	60.195	to	885.865	100,593	8,386,611	—	0.70	to	0.90	7.32	to	7.10
	2020	56.091	to	827.131	107,294	8,394,521	—	0.70	to	0.90	38.20	to	37.92
	2019	40.587	to	599.697	121,260	6,718,952	—	0.70	to	0.90	32.15	to	31.89
	2018	30.712	to	454.695	127,767	5,391,597	—	0.70	to	0.90	(7.14)	to	(7.32)
Pioneer Strategic Income VCT Class I
	2022	176.623	to	176.623	479	84,569	3.15	0.75	to	0.75	(12.69)	to	(12.69)
	2021	202.301	to	202.301	484	97,924	3.28	0.75	to	0.75	1.99	to	1.99
	2020	198.362	to	198.362	489	97,006	3.51	0.75	to	0.75	7.52	to	7.52
	2019	184.482	to	184.482	494	91,148	3.35	0.75	to	0.75	10.00	to	10.00
	2018	167.712	to	167.712	499	83,715	3.24	0.75	to	0.75	(1.78)	to	(1.78)
Pioneer Strategic Income VCT Class II
	2022	17.431	to	17.431	6,860	119,571	2.89	0.70	to	0.70	(13.45)	to	(13.45)
	2021	20.140	to	20.140	8,182	164,779	3.04	0.70	to	0.70	1.02	to	1.02
	2020	19.937	to	19.937	9,530	189,981	3.27	0.70	to	0.70	6.63	to	6.63
	2019	18.698	to	18.698	11,177	208,987	3.10	0.70	to	0.70	8.75	to	8.75
	2018	17.193	to	17.193	11,757	202,130	3.01	0.70	to	0.70	(2.62)	to	(2.62)
Templeton Developing Markets VIP Fund - Class 1
	2022	105.117	to	105.117	489	51,433	2.92	0.75	to	0.75	(21.70)	to	(21.70)
	2021	134.251	to	134.251	496	66,614	1.08	0.75	to	0.75	(5.51)	to	(5.51)
	2020	142.079	to	142.079	503	71,450	4.35	0.75	to	0.75	17.39	to	17.39
	2019	121.034	to	121.034	510	61,700	1.25	0.75	to	0.75	26.92	to	26.92
	2018	95.363	to	95.363	517	49,273	1.13	0.75	to	0.75	(15.44)	to	(15.44)
Templeton Developing Markets VIP Fund - Class 2
	2022	25.788	to	25.788	36,378	938,101	2.66	0.70	to	0.70	(22.53)	to	(22.53)
	2021	33.286	to	33.286	33,237	1,106,321	0.87	0.70	to	0.70	(6.40)	to	(6.40)
	2020	35.561	to	35.561	31,424	1,117,460	4.25	0.70	to	0.70	16.36	to	16.36
	2019	30.560	to	30.560	32,996	1,008,326	1.01	0.70	to	0.70	25.81	to	25.81

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Templeton Developing Markets VIP Fund - Class 2 (continued)
	2018	$24.290	to	$24.290	34,657	$841,815	0.87%	0.70%	to	0.70%	(16.39)%	to	(16.39)%
Templeton Global Bond VIP Fund - Class 1
	2022	158.403	to	158.403	644	102,000	—	0.75	to	0.75	(4.85)	to	(4.85)
	2021	166.474	to	166.474	655	109,068	—	0.75	to	0.75	(4.62)	to	(4.62)
	2020	174.545	to	174.545	666	116,292	8.47	0.75	to	0.75	(5.07)	to	(5.07)
	2019	183.873	to	183.873	678	124,596	7.03	0.75	to	0.75	2.26	to	2.26
	2018	179.815	to	179.815	691	124,251	—	0.75	to	0.75	2.21	to	2.21
Templeton Global Bond VIP Fund - Class 2
	2022	16.656	to	16.656	5,113	85,156	—	0.70	to	0.70	(5.61)	to	(5.61)
	2021	17.646	to	17.646	5,650	99,701	—	0.70	to	0.70	(5.66)	to	(5.66)
	2020	18.704	to	18.704	7,050	131,863	8.76	0.70	to	0.70	(5.94)	to	(5.94)
	2019	19.886	to	19.886	8,256	164,172	7.52	0.70	to	0.70	1.30	to	1.30
	2018	19.630	to	19.630	7,824	153,591	—	0.70	to	0.70	1.22	to	1.22
Templeton Growth VIP Fund - Class 1
	2022	139.270	to	139.270	500	69,623	0.51	0.75	to	0.75	(11.32)	to	(11.32)
	2021	157.048	to	157.048	509	80,007	1.34	0.75	to	0.75	5.26	to	5.26
	2020	149.201	to	149.201	678	101,136	3.21	0.75	to	0.75	5.99	to	5.99
	2019	140.774	to	140.774	677	95,279	3.02	0.75	to	0.75	15.43	to	15.43
	2018	121.952	to	121.952	678	82,647	2.22	0.75	to	0.75	(14.61)	to	(14.61)
Templeton Growth VIP Fund - Class 2
	2022	19.636	to	19.636	6,543	128,476	0.15	0.70	to	0.70	(12.12)	to	(12.12)
	2021	22.344	to	22.344	7,940	177,404	1.10	0.70	to	0.70	4.14	to	4.14
	2020	21.456	to	21.456	7,673	164,620	3.01	0.70	to	0.70	5.06	to	5.06
	2019	20.422	to	20.422	7,358	150,268	2.74	0.70	to	0.70	14.35	to	14.35
	2018	17.859	to	17.859	7,241	129,322	2.09	0.70	to	0.70	(15.45)	to	(15.45)
Vanguard Balanced
	2022	8.860	to	275.111	599	5,306	1.88	—	to	0.75	(14.30)	to	(14.30)
	2021	10.338	to	321.024	4,570	1,343,542	1.77	—	to	0.75	3.38	to	19.02
	2020	269.732	to	269.732	4,258	1,148,650	2.69	0.75	to	0.75	10.68	to	10.68
	2019	243.705	to	243.705	4,237	1,032,562	2.65	0.75	to	0.75	22.48	to	22.48
	2018	198.968	to	198.968	4,203	836,172	2.34	0.75	to	0.75	(3.41)	to	(3.41)
Vanguard Conservative Allocation[1]
	2022	8.496	to	8.496	—	—	2.84	—	to	—	(14.90)	to	(14.90)
	2021	9.983	to	9.983	406	4,032	—	—	to	—	(0.17)	to	(0.17)
Vanguard Diversified Value[1]
	2022	9.276	to	279.376	9,607	89,118	0.53	—	to	0.75	(11.49)	to	(9.09)
	2021	10.480	to	307.303	389	4,001	—	—	to	0.75	4.80	to	30.47
	2020	235.544	to	235.544	—	—	—	0.75	to	0.75	11.78	to	11.78
	2019	210.723	to	210.723	—	—	—	0.75	to	0.75	25.70	to	25.70
	2018	167.643	to	167.643	—	—	—	0.75	to	0.75	(9.12)	to	(9.12)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Vanguard Equity Income
	2022	$342.200	to	$342.200	463	$158,352	2.55%	0.75%	to	0.75%	(0.66)%	to	(0.66)%
	2021	344.479	to	344.479	468	161,156	1.92	0.75	to	0.75	25.33	to	25.33
	2020	274.865	to	274.865	473	129,913	2.80	0.75	to	0.75	3.25	to	3.25
	2019	266.216	to	266.216	478	127,121	2.44	0.75	to	0.75	24.43	to	24.43
	2018	213.952	to	213.952	482	103,212	2.28	0.75	to	0.75	(5.96)	to	(5.96)
Vanguard Equity Index
	2022	17.906	to	345.963	1,202,049	21,610,035	1.38	—	to	0.75	(18.23)	to	(18.23)
	2021	21.897	to	423.088	1,248,095	29,897,133	1.17	—	to	0.75	28.55	to	28.55
	2020	17.034	to	329.126	1,133,048	21,375,885	1.21	—	to	0.75	18.20	to	18.20
	2019	14.411	to	278.445	409,890	7,661,205	1.69	—	to	0.75	31.30	to	31.30
	2018	10.976	to	212.066	283,954	4,444,649	1.09	—	to	0.75	(4.51)	to	(4.51)
Vanguard High Yield Bond
	2022	9.086	to	212.733	9,629	179,769	4.92	—	to	0.75	(9.37)	to	(9.36)
	2021	10.025	to	234.708	852	111,465	4.03	—	to	0.75	0.25	to	3.68
	2020	226.381	to	226.381	463	104,771	5.49	0.75	to	0.75	5.67	to	5.67
	2019	214.230	to	214.230	468	100,168	5.83	0.75	to	0.75	15.67	to	15.67
	2018	185.200	to	185.200	472	87,483	4.75	0.75	to	0.75	(2.73)	to	(2.73)
Vanguard International
	2022	192.662	to	192.662	935	180,126	1.34	0.75	to	0.75	(30.12)	to	(30.12)
	2021	275.707	to	275.707	947	261,160	0.28	0.75	to	0.75	(1.54)	to	(1.54)
	2020	280.025	to	280.025	1,277	357,523	1.18	0.75	to	0.75	57.58	to	57.58
	2019	177.702	to	177.702	1,285	228,342	1.42	0.75	to	0.75	31.22	to	31.22
	2018	135.427	to	135.427	1,293	175,117	0.77	0.75	to	0.75	(12.61)	to	(12.61)
Vanguard Mid-Cap Index
	2022	15.938	to	328.451	433,693	6,891,635	1.15	—	to	0.75	(18.82)	to	(18.82)
	2021	19.633	to	404.599	420,479	9,079,414	1.08	—	to	0.75	24.35	to	24.36
	2020	15.788	to	325.356	410,860	7,164,300	1.13	—	to	0.75	18.08	to	18.07
	2019	13.371	to	275.559	157,664	2,681,554	1.39	—	to	0.75	30.87	to	30.87
	2018	10.217	to	210.556	124,016	1,702,544	0.86	—	to	0.75	(9.33)	to	(9.33)
Vanguard Real Estate Index
	2022	232.661	to	232.661	171	39,758	1.91	0.75	to	0.75	(26.30)	to	(26.30)
	2021	315.670	to	315.670	176	55,442	1.92	0.75	to	0.75	40.21	to	40.21
	2020	225.148	to	225.148	230	51,806	2.59	0.75	to	0.75	(4.85)	to	(4.85)
	2019	236.631	to	236.631	237	55,980	2.68	0.75	to	0.75	28.81	to	28.81
	2018	183.711	to	183.711	250	45,890	2.99	0.75	to	0.75	(5.35)	to	(5.35)
Vanguard Small Company Growth
	2022	335.028	to	335.028	82	27,532	0.27	0.75	to	0.75	(25.35)	to	(25.35)
	2021	448.810	to	448.810	84	37,908	0.37	0.75	to	0.75	14.22	to	14.22
	2020	392.945	to	392.945	87	34,091	0.65	0.75	to	0.75	23.18	to	23.18
	2019	318.990	to	318.990	89	28,430	0.50	0.75	to	0.75	28.11	to	28.11

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Vanguard Small Company Growth (continued)
	2018	$249.000	to	$249.000	91	$22,775	0.39%	0.75%	to	0.75%	(7.26)%	to	(7.26)%
Vanguard Total Bond Market Index
	2022	8.594	to	146.143	22,406	196,773	0.74	—	to	0.75	(13.22)	to	(13.21)
	2021	9.903	to	168.394	431	9,248	1.19	—	to	0.75	(0.97)	to	(1.72)
	2020	171.336	to	171.336	32	5,526	2.44	0.75	to	0.75	7.58	to	7.58
	2019	159.262	to	159.262	33	5,270	2.57	0.75	to	0.75	8.67	to	8.67
	2018	146.550	to	146.550	34	4,975	2.32	0.75	to	0.75	(0.13)	to	(0.13)
Vanguard Total International Stock Market Index
	2022	8.146	to	8.146	24,486	199,479	0.54	—	to	—	(16.02)	to	(16.02)
	2021	9.700	to	9.700	402	3,859	—	—	to	—	(3.00)	to	(3.00)
Vanguard Total Stock Market Index
	2022	17.293	to	338.378	1,350,193	23,243,038	1.33	—	to	0.75	(19.59)	to	(19.59)
	2021	21.507	to	420.824	1,288,085	27,794,503	1.18	—	to	0.75	25.64	to	25.64
	2020	17.118	to	334.952	1,302,359	22,372,716	1.40	—	to	0.75	20.56	to	20.55
	2019	14.199	to	277.843	1,023,511	14,600,556	1.54	—	to	0.75	30.75	to	30.75
	2018	10.860	to	212.498	755,374	8,256,214	0.70	—	to	0.75	(5.33)	to	(5.34)
Voya Global High Dividend Low Volatility Portfolio - Class S
	2022	31.121	to	388.819	2,511	392,447	2.48	0.70	to	0.90	(5.78)	to	(5.96)
	2021	33.029	to	413.472	2,697	465,189	2.31	0.70	to	0.90	19.73	to	19.49
	2020	27.587	to	346.045	2,937	410,921	2.26	0.70	to	0.90	(1.78)	to	(1.98)
	2019	28.088	to	353.029	3,016	409,211	2.55	0.70	to	0.90	20.56	to	20.33
	2018	23.297	to	293.396	3,153	352,002	4.35	0.70	to	0.90	(9.75)	to	(9.93)
VY JPMorgan Emerging Markets Equity Portfolio Initial
	2022	38.009	to	305.874	2,117	529,731	—	0.70	to	0.90	(26.41)	to	(26.56)
	2021	51.650	to	416.476	2,107	682,168	—	0.70	to	0.90	(10.47)	to	(10.65)
	2020	57.692	to	466.128	2,261	746,411	0.62	0.70	to	0.90	32.81	to	32.54
	2019	43.440	to	351.680	4,251	734,799	0.14	0.70	to	0.90	31.20	to	30.93
	2018	33.111	to	268.596	4,346	585,030	0.81	0.70	to	0.90	(17.17)	to	(17.34)
Wanger Acorn[1]
	2022	56.690	to	56.690	5,706	323,501	—	0.70	to	0.70	(33.93)	to	(33.93)
	2021	85.800	to	85.800	5,999	514,690	0.74	0.70	to	0.70	8.14	to	8.14
	2020	79.341	to	79.341	6,703	531,866	—	0.70	to	0.70	23.36	to	23.36
	2019	64.316	to	64.316	8,389	539,530	0.26	0.70	to	0.70	30.19	to	30.19
	2018	49.402	to	49.402	8,878	438,603	0.10	0.70	to	0.70	(2.15)	to	(2.15)
1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.
2These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Mutual Fund, net of management fees assessed by the Mutual Fund manager, divided by the trading days’ average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the Unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Mutual Fund in which the sub-accounts invest.

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)
3These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset related administration charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to Unit values. Charges made directly to contract owner accounts through the redemption of Units and expenses of the underlying Mutual Fund are excluded.
4These amounts represent the total return for the periods indicated, including changes in the value of the underlying Mutual Funds, and reflect deductions for all items included in the expense ratio with the exception of Mutual Fund reorganization. Mutual Funds that have reorganized during the year present information through the time of reorganization. The total return ratio does not include any expenses assessed through the redemption of Units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective commencement date through the end of the reporting period.

Symetra Separate Account SL
Notes to Financial Statements
7.SUBSEQUENT EVENTS
The Separate Account has evaluated subsequent events through April 21, 2023, the date which the Separate Account’s financial statements were available to be issued.

FINANCIAL STATEMENTS

SYMETRA LIFE INSURANCE COMPANY
FINANCIAL STATEMENTS – STATUTORY BASIS

Independent Auditors’ Report

The Board of Directors and Stockholder
Symetra Life Insurance Company:

Opinions
We have audited the financial statements of Symetra Life Insurance Company (the Company), which comprise the balance sheets - statutory basis as of December 31, 2022 and 2021, and the related statements of operations - statutory basis, changes in capital and surplus - statutory basis, and cash flow - statutory basis for the years ended December 31, 2022, 2021, and 2020, and the related notes to the financial statements - statutory basis.

Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for the years ended December 31, 2022, 2021 and 2020 in accordance with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years ended December 31, 2022, 2021, and 2020.

Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles are also described in Note 2.

Emphasis of Matter
As discussed in Note 2 to the financial statements, the Company received permission from the Insurance Division, Department of Commerce of the State of Iowa to apply certain permitted practices. As of December 31, 2022 and 2021, those permitted accounting practices increased statutory surplus by $114.9 million and $56.5 million, respectively, over what it would have been had prescribed accounting practice been followed. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:

a.Exercise professional judgment and maintain professional skepticism throughout the audit.
b.Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
c.Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
d.Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
e.Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Seattle, Washington
March 23, 2023

SYMETRA LIFE INSURANCE COMPANY
BALANCE SHEETS – STATUTORY BASIS
(In millions, except share and per share data)

	As of December 31,
	2022	2021
ADMITTED ASSETS
Bonds	$30,964.0	$29,553.8
Preferred stocks	93.1	101.3
Common stocks	636.5	466.0
Mortgage loans	7,125.4	6,809.2
Cash, cash equivalents, and short-term investments	958.6	1,064.5
Derivatives	219.7	239.2
Other invested assets	843.4	625.0
Total cash and invested assets	40,840.7	38,859.0
Accrued investment income	313.0	265.3
Deferred and uncollected premiums (net of loading of $(6.0) and $(11.9))	(1,063.4)	(118.9)
Deferred tax assets, net	142.6	109.5
Current federal income taxes recoverable	8.1	25.0
Other receivables	1,363.2	313.5
Separate account assets	7,524.2	7,174.1
Total admitted assets	$49,128.4	$46,627.5
LIABILITIES AND CAPITAL AND SURPLUS
Life and annuity reserves	$32,013.9	$30,421.9
Accident and health reserves	241.0	241.2
Policy and contract claims	137.8	119.3
Liability for deposit-type contracts	4,250.0	3,684.1
Unearned premiums and annuity considerations	4.8	4.7
Total policy and contract liabilities	36,647.5	34,471.2
Cash collateral held	200.1	479.7
Asset valuation reserve	362.6	447.1
Interest maintenance reserve	236.2	351.0
Funds held under coinsurance agreements	1,241.3	1,159.8
Other liabilities	678.6	426.1
Separate account liabilities	7,268.5	6,961.0
Total liabilities	46,634.8	44,295.9
Commitments and contingencies (Note 14)
Capital and surplus (deficit)
Common stock, $250 par value, 20,000 shares authorized, issued and outstanding	5.0	5.0
Gross paid-in and contributed surplus	1,089.0	964.0
Unassigned funds	1,399.6	1,362.6
Total capital and surplus	2,493.6	2,331.6
Total liabilities and capital and surplus	$49,128.4	$46,627.5
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2022	2021	2020
Premiums and other revenues:
Premiums and annuity considerations	$3,450.3	$4,609.0	$4,234.0
Net investment income	1,240.7	1,168.3	1,105.5
Amortization of interest maintenance reserve	44.9	50.9	40.2
Separate account fees and other	150.7	136.0	105.5
Commissions and expense allowances on reinsurance ceded, net	342.7	70.1	52.1
Reserve adjustment on reinsurance ceded	3,124.7	(119.6)	(39.8)
Other income	26.1	25.1	24.9
Total premiums and other revenues	8,380.1	5,939.8	5,522.4
Benefits:
Death benefits	364.2	337.8	284.3
Annuity benefits	330.7	336.7	353.0
Surrender and maturity benefits	4,008.8	3,151.8	2,532.5
Accident and health and other benefits	387.6	330.4	558.5
Increase in policy reserves	1,603.5	1,094.5	1,253.3
Total benefits	6,694.8	5,251.2	4,981.6
Insurance expenses and other deductions:
Commissions	385.6	341.9	358.6
General insurance expenses	581.4	512.8	477.5
Net transfers to (from) separate accounts	547.2	286.4	96.4
Total insurance expenses and other deductions	1,514.2	1,141.1	932.5
Gain (loss) from operations before federal income taxes and net realized capital gains (losses)	171.1	(452.5)	(391.7)
Federal income tax expense (benefit)	59.8	(133.5)	(125.8)
Gain (loss) from operations before net realized capital gains (losses)	111.3	(319.0)	(265.9)
Net realized capital gains (losses) (net of federal income taxes and transfer to interest maintenance reserve)	(26.8)	455.8	206.1
Net income (loss)	$84.5	$136.8	$(59.8)
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY BASIS
(In millions)

	Common Stock		Gross Paid-In and Contributed Surplus		Unassigned Funds		Total Capital and Surplus
Balances as of January 1, 2020	$5.0		$664.0		$1,472.6		$2,141.6
Net income (loss)	—		—		(59.8)		(59.8)
Change in net unrealized capital gains (losses), including foreign exchange	—		—		28.8		28.8
Change in net deferred income taxes	—		—		7.2		7.2
Change in nonadmitted assets	—		—		(20.0)		(20.0)
Change in reserve on account of change in valuation basis	—		—		(16.4)		(16.4)
Change in asset valuation reserve	—		—		(35.2)		(35.2)
Change in surplus in separate accounts	—		—		0.5		0.5
Cumulative effect on change in accounting principle	—		—		(30.6)		(30.6)
Capital contribution from Parent	—		300.0		—		300.0
Balances as of December 31, 2020	5.0		964.0		1,347.1		2,316.1
Correction of prior period errors	—		—		(16.1)		(16.1)
Balances as of January 1, 2021	5.0	0	964.0	0	1,331.0	0	2,300.0
Net income (loss)	—		—		136.8		136.8
Change in net unrealized capital gains (losses), including foreign exchange	—		—		(5.8)		(5.8)
Change in net deferred income taxes	—		—		(14.4)		(14.4)
Change in nonadmitted assets	—		—		1.9		1.9
Change in reserve on account of change in valuation basis	—		—		(26.1)		(26.1)
Change in asset valuation reserve	—		—		(60.7)		(60.7)
Change in surplus in separate accounts	—		—		(0.1)		(0.1)
Balances as of December 31, 2021	5.0		964.0		1,362.6		2,331.6
Correction of prior period errors	—		—		8.5		8.5
Balances as of January 1, 2022	5.0		964.0		1,371.1		2,340.1
Net income (loss)	—		—		84.5		84.5
Change in net unrealized capital gains (losses), including foreign exchange	—		—		(92.8)		(92.8)
Change in net deferred income taxes	—		—		88.1		88.1
Change in nonadmitted assets	—		—		(74.3)		(74.3)
Change in liability for unauthorized reinsurance	—		—		(70.8)		(70.8)
Change in reserve on account of change in valuation basis	—		—		12.0		12.0
Change in asset valuation reserve	—		—		84.5		84.5
Change in surplus in separate accounts	—		—		(2.7)		(2.7)
Capital contribution from Parent	—		125.0		—		125.0
Balances as of December 31, 2022	$5.0		$1,089.0		$1,399.6		$2,493.6

See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOW – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2022	2021	2020
Cash flows from operating activities
Premiums and annuity considerations collected	$4,345.6	$4,989.2	$4,214.4
Net investment income received	1,460.6	1,474.9	1,443.3
Commissions and expense allowance on reinsurance ceded	267.6	54.7	49.7
Other income	250.2	178.0	80.8
Net transfers (to) from separate accounts	(574.5)	(336.7)	(83.0)
Benefits and loss-related payments	(1,992.0)	(4,332.0)	(3,908.9)
Commissions, other expenses, and taxes paid	(1,923.9)	(860.8)	(799.6)
Federal income taxes received (paid)	(55.7)	(15.5)	28.4
Net cash provided by (used in) operating activities	1,777.9	1,151.8	1,025.1
Cash flows from investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	5,582.1	7,001.8	4,411.7
Mortgage loans	831.4	669.3	473.2
Other invested assets	307.1	652.6	480.5
Cost of investments acquired:
Bonds	(7,202.0)	(8,061.7)	(5,478.8)
Mortgage loans	(1,147.7)	(1,038.4)	(675.3)
Other invested assets	(813.1)	(620.9)	(665.9)
Other, net	(5.6)	(10.3)	(12.7)
Net cash provided by (used in) investing activities	(2,447.8)	(1,407.6)	(1,467.3)
Cash flows from financing activities
Capital contribution from Parent	125.0	—	300.0
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	556.7	237.8	280.0
Net receipts from (transfers to) Parent, subsidiaries, and affiliates	(17.6)	(5.4)	25.9
Other, net	(100.1)	62.3	249.5
Net cash provided by (used in) financing activities	564.0	294.7	855.4
Net increase (decrease) in cash	(105.9)	38.9	413.2
Cash, cash equivalents, and short-term investments, beginning of year	1,064.5	1,025.6	612.4
Cash, cash equivalents, and short-term investments, end of year	$958.6	$1,064.5	$1,025.6

Supplemental disclosures of cash flow information
Non-cash transactions during the year:
Amortization of option costs under Iowa Administrative Code 191-97	$225.9	$211.9	$231.8
Bonds and stock exchanges	116.1	162.3	2.4
Mortgage loans – refinances	53.8	84.1	74.8
Initial premium ceded on reinsurance transactions	—	314.3	—
Initial funds withheld balance	—	314.3	—

See accompanying notes.

1. Description of Business
Symetra Life Insurance Company (the Company) is a stock life insurance company domiciled in the state of Iowa, and a wholly-owned subsidiary of Symetra Financial Corporation (the Parent), a Delaware Corporation. The Company has three wholly-owned subsidiaries: Symetra National Life Insurance Company, First Symetra National Life Insurance Company of New York, and Symetra Reinsurance Corporation. The Company's parent is a wholly-owned subsidiary of Sumitomo Life Insurance Company, a mutual company (sougo kaisha) organized under the laws of Japan.
The Company offers products and services that serve the retirement, employment-based benefits, and life insurance markets. These products and services are marketed through financial institutions, broker-dealers, financial professionals, independent agents, and benefits consultants in 49 states and the District of Columbia. The Company’s principal products include fixed deferred annuities and fixed indexed annuities (FIA), registered index-linked annuities (RILA), single premium immediate annuities (SPIA), medical stop-loss insurance, group life and disability income (DI) insurance, absence management and group voluntary benefits, term life insurance, universal life insurance, including indexed universal life insurance (IUL), and bank-owned life insurance (BOLI).
The Company also services a block of in-force income annuities that has been fully reinsured since 2018 and includes all of the Company's structured settlement annuities. Refer to Note 7 for further discussion.

2. Summary of Significant Accounting Policies
Basis of Presentation and Use of Estimates
The financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa (the Department). Companies domiciled in the state of Iowa prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Department.
Under Iowa Bulletin 07-06, the Department allows insurance companies with approval from the commissioner to use other than market value for assets held in a separate account where general account guarantees are present. The Company, with explicit permission from the Department, is permitted to account for the separate account assets related to its BOLI and RILA business at other than market value. The assets of the BOLI and RILA separate accounts primarily include bonds and commercial mortgage loans that are accounted for in accordance with the guidance otherwise applicable to these assets. Therefore, there is no impact to net income or surplus.
Under Iowa Bulletin 06-01, the Department allows insurance companies to record the change in the fair value of derivative instruments used to economically hedge indexed products in income, consistent with how the change in indexed product reserves is recorded. The Company uses this election for its IUL and RILA products, and for its FIA products prior to 2020. This election has no net impact on surplus.
Under Iowa Administrative Code (IAC) 191-97, the Department allows companies to account for eligible derivative assets using the amortized cost method if the company can demonstrate they meet the criteria for an economic hedge. Furthermore, IAC 191-97 also prescribes the use of a reserve calculation methodology for indexed annuity products that only reflects credited interest on reserves at the conclusion of the index term based on actual index performance. The Company elected to adopt IAC 191-97 effective January 1, 2020, and uses this election for its FIA products. Upon adoption, this election resulted in a net $30.6 reduction in surplus.
Effective January 1, 2020, the Company received explicit permission from the Department to record the change in fair value of equity and equity-type investments held in a segregated portfolio through the statements of operations instead of surplus. The segregated portfolio includes investments supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction, previously referred to as the Modco Reinsurance Transaction. The change in the fair value of these assets is passed to the reinsurer quarterly in accordance with the reinsurance agreement. Prior to January 1, 2020, this created a mismatch between income and surplus which, in turn, resulted in volatility in income. This permitted practice was adopted prospectively and the adoption had no impact on surplus. Effective January 1, 2022, the Company received explicit permission from the Department to extend the approved permitted practice to a segregated portfolio that includes investments supporting a block of FIA and fixed deferred annuities in connection with the Deferred Annuity New Business Reinsurance Transaction.
The state of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC statutory accounting principles (SAP) related to the admission of a variable funding note as capital and surplus. Symetra Reinsurance Corporation (SRC), a wholly-owned subsidiary of the Company, is entitled to admit as an asset, the value of a variable funding note in conjunction with a reinsurance agreement with the Company. There was no impact to net income. If the Company had not used this prescribed practice, the result would not have triggered a regulatory event at the Company. SRC's statutory surplus under the prescribed practice from the state of Iowa was $42.0 and $33.9 as of December 31, 2022 and 2021. SRC's statutory deficit would have been $30.5 and $28.1 as of December 31, 2022 and 2021 under the SAP.
The impact of the practices described above are summarized as follows:

	For the Year Ended December 31,
	2022	2021	2020
Net income (loss) – Iowa basis	$84.5	$136.8	$(59.8)
State prescribed practices:
Iowa Bulletin 06-01	50.7	(9.8)	(8.7)
IAC 191-97 – options	3.5	(9.0)	7.9
IAC 191-97 – reserves	146.4	(5.7)	6.5
State permitted practices:
Equity-type investments	59.0	(52.7)	(29.1)
Net income (loss) – NAIC basis	$344.1	$59.6	$(83.2)

	As of December 31,
	2022	2021
Statutory surplus – Iowa basis	$2,493.6	$2,331.6
State prescribed practices:
Variable funding note	(72.6)	(61.9)
IAC 191-97 – options	(2.0)	192.1
IAC 191-97 – reserves	(40.3)	(186.7)
Statutory surplus – NAIC basis	$2,378.7	$2,275.1
The preparation of financial statements in conformity with SAP requires the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant estimates include those used to determine the following: policy and contract liabilities; the identification and measurement of other-than-temporary impairments (OTTI) of investments; and the admissibility of deferred tax assets (DTAs). The recorded amounts reflect management’s best estimates, though actual results could differ from those estimates. Such estimates and assumptions could change in the future as more information becomes available, which could impact the amounts reported and disclosed herein.
Certain reclassifications have been made to prior year financial information to conform to the current period presentation.
Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Below is a description of the Company’s significant accounting policies, including the significant variances from GAAP. In 2016, the Company's Parent became a wholly-owned subsidiary of Sumitomo Life Insurance Company, an event which is referred to as the Merger. The Merger was accounted for under the acquisition method of accounting (purchase accounting, or PGAAP). In addition to the differences described, the Company's GAAP-basis financial results are also affected by the application of

PGAAP, which results in further differences between GAAP and Statutory-basis accounting.
Accounting Pronouncements Newly Adopted
Statutory Ref No. 2021-21 Related Party Reporting
In 2022, the NAIC adopted Statutory Ref No. 2021-21 which revises Statement of Statutory Accounting Principles (SSAP) No. 25, Affiliates and Other Related Parties, and SSAP No. 43R, Loan-Backed and Structured Securities, in order to clarify related party and affiliate guidance as well as provide updated reporting disclosures for investments acquired from a related party, regardless of whether the investment is captured on an affiliate reporting line. The Company adopted the revised guidance as of December 31, 2022 and modified its processes around identifying related parties that fall under the updated reporting guidance. The adoption did not have a material effect on the Company's financial statements or the disclosures herein.
Accounting Pronouncements Not Yet Adopted
Revisions to SSAP No. 86, Derivatives
In 2022, the NAIC revised SSAP No. 86, Derivatives, to be consistent with what is permitted under GAAP regarding certain types of effective hedging relationships as a result of the Financial Accounting Standards Board's (FASB) issuance of Accounting Standard Update (ASU) 2017-12: Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities. The revisions are classified as new SAP concepts on assessing hedge effectiveness, as well as new guidance on permitted excluded components and the appropriate measurement for those excluded items. The revisions are effective January 1, 2023, with early application permitted.

The Company prospectively adopted this standard on January 1, 2023. Upon adoption, the Company updated its internal processes and controls to ensure compliance with the revised standards. The adoption did not have an impact on the financial statements.
Recognition of Premiums and Annuity Considerations
Premiums for universal life policies (UL) and annuity considerations with mortality and morbidity risk are recognized as revenue when received. Premiums for traditional individual life policies are recognized annually on the policy anniversary, consistent with the statutory reserving process. Amounts received under deposit-type contracts with no life contingencies, including guaranteed interest and certain group annuity contracts, are recorded as liabilities when received.
Premiums for medical stop-loss policies, group life and DI policies, and absence management and group voluntary benefits policies are recognized when due. Certain types of these policies have retrospective rating features that require premium to be paid or refunded based on claims experience. The Company records its estimate for retrospective premiums in accordance with the terms of each contract as an adjustment to earned premium. The following table presents the amount of net premiums subject to retrospective rating features, and its percentage of total net premiums written on the Company's group health business:

	For the Year Ended December 31,
	2022		2021		2020
	Amount	%	Amount	%	Amount	%
Net premiums subject to retrospective rating features	$101.6	18.6%	$94.0	19.5%	$197.1	30.5%

Approximately 41% of 2022 premiums were from fixed deferred annuities and FIA, 20% were from RILA, 16% were from UL insurance, and 11% were from group life and DI. No other products represented more than 10% of premiums. Two financial institutions accounted for approximately 44% of the Company’s total fixed deferred annuity, FIA, and RILA sales for the year ended December 31, 2022. Fixed deferred annuity and FIA sales represent premiums on new policies, net of first year policy lapses and/or surrenders.
Under GAAP, amounts received for UL policies and annuity contracts are reflected as liabilities rather than revenue when received, while traditional individual life premiums are recognized as revenue and considered earned when due.
Policy Acquisition Costs
The costs of acquiring and renewing policies are expensed when incurred.
Under GAAP, the Company defers costs that are directly related to the successful acquisition or renewal of insurance contracts. These primarily include commissions, distribution costs directly related to sales, third-party underwriting costs, and the portion of salaries and benefits directly related to processing successful new and renewal contracts. The Company amortizes acquisition costs over the lives of the contracts or policies. Additionally, in conjunction with the Merger, the Company recorded an asset that represented the right to receive future gross profits from cash flows and earnings of the Company's existing business, or value of business acquired (VOBA). The Company amortizes VOBA in the same manner as policy acquisition costs.
Investments
Bonds, Preferred Stocks, and Common Stocks
The Company carries bonds at amortized cost, using the constant yield method of amortization. Loan-backed securities, including mortgage-backed securities, are stated at amortized cost, and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions are based on current interest rates and the economic environment. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and estimated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security (i.e. the retrospective method). For commercial mortgage-backed interest-only securities, the effective yield is adjusted prospectively for any changes in estimated cash flows. The Company includes any resulting adjustment in net investment income in the current period. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.
All bonds in or near default, which have a NAIC designation of 6, are carried at the lower of amortized cost or fair value.
Redeemable preferred stocks which have characteristics of debt securities and are rated as medium quality or better (NAIC designations 1 to 3) are reported at cost or amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks, which have characteristics of equity securities are reported at the lower of currently effective call price or fair value.

For those bonds and preferred stocks reported at fair value, the related change in net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes.
Unaffiliated common stocks are reported at fair value and the related net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes. Federal Home Loan Bank of Des Moines common stocks are reported at cost, which is presumed to be fair value.
Under GAAP, the Company classifies its investments in fixed maturities (bonds, surplus notes, and redeemable preferred stocks) as either available-for-sale or trading securities and carries them at fair value. For available-for-sale securities, unrealized gains (losses) are recorded directly to accumulated other comprehensive income (AOCI), net of related deferred acquisition costs (DAC), VOBA, deferred sales inducements (DSI) adjustments, and deferred income taxes. Changes in the fair value of trading securities are reported as realized gains (losses). The Company carries marketable equity securities (common stock) at fair value with changes in fair value reported as realized gains (losses).
The Company’s investments in its insurance subsidiaries are included in affiliated common stocks and are carried at their underlying statutory equity, which was $234.2 and $225.2 as of December 31, 2022 and 2021, respectively. Changes in the carrying value of subsidiaries are recorded directly to unassigned funds (surplus). The Company owns no shares, either directly or indirectly, of the Parent. Under GAAP, the accounts and operations of the subsidiaries are consolidated.
The Company reports interest and dividends earned, including prepayment fees or interest-related make whole payments, in net investment income. Interest income for bonds is recognized using the effective yield method. When the collectability of interest income for bonds is considered doubtful, any accrued but uncollectible interest is deducted from investment income in the current period. The Company then places the securities on nonaccrual status, and they are not restored to accrual status until all delinquent interest and principal is paid.
Investments are considered to be impaired when a decline in fair value below a security’s amortized cost is determined to be other-than-temporary. The Company’s review of investment securities for OTTI includes both quantitative and qualitative criteria, and for loan-backed and structured securities, may include identification of the portion related to credit losses. See Note 3 for additional discussion about the Company’s process for identifying and recording OTTI.
Under GAAP, a fixed maturity with fair value below its amortized cost but is not intended to be sold, is evaluated to determine whether the decline in fair value has resulted from an expected credit loss or other factors (such as market interest rates). The amount of the expected credit loss equals the difference between amortized cost and recovery value of the security, and is limited by the amount that the fair value is less than the amortized cost basis. The expected credit loss is recorded as an allowance, with the initial recognition and subsequent changes recognized in earnings as a realized loss. Amounts determined uncollectible are written off as a reduction to the amortized cost and removed from the allowance. Any remaining non-credit related unrealized loss is recorded in AOCI.

Mortgage Loans
The Company carries mortgage loans on real estate at outstanding principal balances less any recognized impairment. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. For mortgage loans that the Company determines to be impaired, the Company charges the difference between the estimated fair value of the collateral and the recorded investment in the mortgage loan as a realized investment loss.
The Company accrues interest income on impaired loans to the extent that it is deemed collectible and the loan continues to perform under its original or restructured terms. Accrued interest income that is over 180 days past due and collectible is reported as a nonadmitted asset. Interest income on non-performing loans, defined generally as those in default, close to being in default, or more than 90 days past due, is recognized upon receipt. Loan origination fees are recorded in income upon receipt and origination costs are expensed when incurred.
Under GAAP, a majority of mortgage loans are carried at outstanding principal balances, adjusted for unamortized deferred fees and costs, net of an allowance for expected credit losses. Loan origination fees and costs are deferred and amortized over the life of the loan. Mortgage loans supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction are measured at fair value, with changes in fair value recorded in earnings as realized gains (losses).
Cash, Cash Equivalents, and Short-Term Investments
Cash and cash equivalents are carried at cost, which approximates fair value, and are consistent with GAAP. Short-term investments are recorded in the same manner as similar long-term investments. Cash equivalents and short-term investments consist of bonds used to facilitate liquidity needs. As of December 31, 2022 and 2021, $566.5, or 96.8%, and $1,047.9, or 98.4%, respectively, of total cash was held at one highly rated financial institution.
Derivatives
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative financial instruments currently held consist primarily of equity market contracts, interest rate swaps, and cross currency swaps.
The accounting for changes in the fair value of derivative instruments depends on whether it qualifies and has been designated for hedge accounting. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. If a derivative instrument does not qualify or is not designated for hedge accounting, it is recognized at fair value with the changes in its fair value recorded as unrealized gains or losses in surplus. Cross currency swaps and the majority of our interest rate swaps qualify and are designated for hedge accounting and are recognized at amortized cost in the balance sheets. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income. Net realized capital gains (losses) are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item, and when subject to the interest maintenance reserve (IMR), are transferred to the IMR, net of taxes.
Pursuant to the accounting elections discussed above, the index options for FIA products are accounted for using the amortized cost method, under which the cost is amortized through investment income on the statements of operations. Index options for IUL and RILA products are recorded at fair value, with changes in fair value recorded in realized gains (losses) on the statements of operations. Other derivatives that do not qualify or are not designated for hedge accounting are recognized at fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned funds on the balance sheets.
The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 23 years, excluding those forecasted transactions related to the payment of variable interest on existing financial instruments.
Under GAAP, derivative instruments are recorded at fair value, and changes in the fair value of derivative instruments are reported through earnings unless they qualify and are designated for hedge accounting. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of AOCI and reclassified into net income in the same period during which the hedged transaction affects net income.
Other Invested Assets
Other invested assets consist primarily of investments in alternative investments and tax credit investments. Tax credit investments are limited partnerships that are established to fund low-income housing projects and other qualifying purposes, where the primary return on investment is in the form of income tax credits.
Alternative investments consist of hedge funds held in a segregated portfolio supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction, and they are reported at net asset value (NAV) as a practical expedient to fair value. Pursuant to the permitted practice from the Department related to equity and equity-type investments discussed above, the changes in fair value of those alternative investments are recorded in net realized gains (losses) on the statements of operations. Prior to the election of the permitted practice, changes in the fair value were recorded in net unrealized capital gains (losses) in surplus.
Under GAAP, alternative investments are recorded at fair value. Changes in the fair value of these investments are recorded in net realized gains (losses) on the consolidated statements of income (loss). The Company elected the fair value option for these investments, regardless of ownership percentage, to standardize the related accounting and reporting.
Tax credit investments are initially recorded as the present value of future contributions, which are considered unconditional and legally binding, and primarily consist of low-income housing tax credits (LIHTC) investments. Amortization of LIHTC investments is based on the proportion of tax benefits received in the current year to total estimated tax benefits to be allocated to the Company. Write downs for these investments are recorded when the carrying value of the investment exceeds the present value of remaining benefits and it has been determined that future tax benefits will not be received as expected. Write downs are recorded in net realized capital gains (losses).

Under GAAP, tax credit investments are accounted for under the equity method. Typically, the investment is written down over time as partnership losses are allocated to the Company or when the carrying value of the investment exceeds the total amount of remaining benefits. Activity related to these investments is recorded in net realized gains (losses).
Net Realized Capital Gains (Losses)
Net realized capital gains (losses) are determined on a specific-identification basis.
Nonadmitted Assets
Certain assets designated as “nonadmitted” and other assets not specifically identified as an admitted asset are excluded from the balance sheets and are charged directly to unassigned funds. Nonadmitted assets are composed principally of certain uncollected premiums and agents’ balances, DTAs, accounts and notes receivable, and other assets. Under GAAP, such assets are included in the balance sheets to the extent the assets are recoverable.
Reinsurance
The Company accounts for reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts. For modified coinsurance agreements, the Company retains the assets and reserves of the underlying business on the balance sheets. Activity related to modified coinsurance agreements is recorded net on the reserve adjustment on reinsurance ceded on the statements of operations. For coinsurance with funds withheld agreements, a funds withheld liability is established initially for the amount of reserves that were ceded. The reserves are remeasured each period and changes are recorded as an adjustment to the funds withheld liability on the balance sheets.
Initial gains on reinsurance of existing in-force blocks of business are recorded as an increase to surplus, net of federal income tax. This increase to surplus is amortized into income, net of tax, as profits are recognized on the underlying business.
Under GAAP, future policy benefit reserves and policy and contract claims liabilities are reported gross of any related reinsurance recoverables, which are reported as assets. Certain reinsurance contracts meeting risk transfer requirements under SAP have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP. For modified coinsurance agreements that do not qualify for reinsurance accounting under GAAP, the Company establishes a deposit asset, representing ceded reserves, and funds withheld liability, representing the assets supporting ceded reserves. The Company also recognizes an embedded derivative related to the funds withheld assets.
Refer to Note 7 for further discussion.
Benefit Reserves
Aggregate reserves for payment of future life, health, and annuity benefits are based on published tables in accordance with applicable actuarial standards. The reserves are at least as great as the minimum aggregate amounts required by the Department. Liabilities related to other policyholders' funds left on deposit are equal to the account balances. Surrender values on policies do not exceed the corresponding benefit reserves.
Additional reserves are established if the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or if the net premiums exceed the gross premiums on any insurance in-force. For substandard lives, either extra premium is charged or the gross premium for a rated age is charged; mean reserves are determined by computing the regular mean reserve for the plan at any rated age and, in addition, holding one-half of any extra premium charge for the year. The Company does not use anticipated investment income as a factor in its premium deficiency calculation.
Tabular interest, tabular reserves less actual reserves released, and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies for each valuation rate of interest are calculated as the change in reserves minus premiums plus benefits.
The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any premium beyond the date of death.
Reserves for deposit-type contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are equal to deposits received and interest credited to the benefit of the contract holders, less surrenders or withdrawals that represent a return to the contract holders.
Aggregate reserves on group life and accident and health policies represent the estimated ultimate net cost of all reported and unreported claims at the balance sheet date. For group long term disability and group life premium waiver, the liabilities for losses and loss/claim adjustment expense on reported claims are classified as Disabled Life Reserves (DLR); these reserves are calculated on a seriatim basis using tabular methods and discounted for interest, with assumptions reviewed on an annual basis. The remaining aggregate reserves on these group benefit products are for unreported claims and are classified as incurred but not reported (IBNR); these reserves are calculated using a blend of completion factors and loss ratio assumptions. Assumptions and adequacy are reviewed quarterly.
Under GAAP, policy reserves are calculated based on estimated expected experience or actual account balances. For traditional individual life policies, policy reserves are estimated as the present value of expected future policy benefits less future net premiums. For group long-term disability and group life premium waiver policies, policy reserves are calculated consistent with the method described above under SAP but with assumptions appropriate for GAAP. Liabilities for fixed deferred annuity contracts, and the fixed account portion of FIA, RILA and UL policies are equal to the account value without regard to any surrender fees. The liability for the indexed account portions of contracts with indexed or index-linked features (indexed products) represent the present value of future estimated guaranteed benefits, as well as embedded derivatives related to expected index credits on these contracts and policies. The embedded derivatives are recorded at fair value. Indexed products include FIA, RILA, and Indexed UL.
Policy and Contract Claims
Claims reserves on life, and accident and health policies represent the estimated ultimate cost of all reported and unreported claims, net of reinsurance, as of the balance sheet date. The reserves for reported but unpaid claims incurred are estimated using individual valuations and statistical analyses. The liability held for pending life insurance claims is equal to the face amount of the policy. For medical stop-loss and group life and DI policies, the reserves are for unreported claims and are classified as IBNR; these reserves are calculated using a blend of completion factors and loss ratio assumptions. Assumptions and adequacy are reviewed quarterly. Any necessary adjustments are reflected on the statements of operations.
Under GAAP, the liability for pending claims for UL policies, including BOLI and variable corporate owned life insurance (COLI) products, equals the net amount at risk, which is the face amount of the policy, less the account value. The IBNR claim liability does not include a provision for adverse deviation.
Asset Valuation Reserve
The asset valuation reserve (AVR) provides a valuation allowance for invested assets and is calculated based on a formula prescribed by the NAIC. This reserve acts to mitigate potential credit-related losses on invested assets. Changes in the AVR are reflected directly in unassigned funds. No such reserve exists under GAAP.
Interest Maintenance Reserve
The IMR defers after-tax realized capital gains (losses) resulting from the effect of changes in the general level of interest rates on the disposal or interest related impairment of bonds. These deferrals are based on a formula prescribed by the NAIC and are amortized into income over the approximate remaining life of the investment sold or impaired, using the grouped method. Under GAAP, realized investment gains (losses) from sales and impairments are reported in earnings in the period in which the assets are sold and no such reserve is recorded.
Federal Income Taxes
The Company's federal income tax return is consolidated into a group filing with its wholly-owned insurance companies. The method of allocation of current income taxes between the affiliates is subject to a written agreement approved by each respective company’s board of directors. Income tax expense is allocated to those entities within the group as if each individual entity filed a separate return. Current tax credits are determined on the basis of utilization by the consolidated group. The provision for federal income taxes is based on amounts determined to be payable as a result of current year operations. Intercompany balances are settled quarterly.
Deferred federal income taxes are provided for differences between the book and tax bases of assets and liabilities. In determining admissibility, gross DTAs are subject to a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross DTAs will not be realized. The gross DTAs remaining after the application of a statutory valuation allowance, if any, are admitted subject to admissibility tests. Remaining DTAs after application of the admissibility tests are nonadmitted. Changes in deferred taxes are recorded directly to unassigned funds.
Under GAAP, DTAs are recognized only to the extent that it is more likely than not they will be realized. A valuation allowance is established when DTAs cannot be recognized. Changes in deferred taxes are reported in earnings or as a component of AOCI. Refer to Note 11 for further discussion.
Separate Accounts
Separate account assets represent segregated funds administered and invested for the exclusive benefit of policyholders. For variable separate account products, the assets of these separate accounts consist of designated underlying funds and are reported at fair value. Investment risks associated with fair value changes are borne by the policyholders. Separate account liabilities represent reserves established to meet withdrawal and future benefit payment provisions of contracts with these policyholders. The separate account assets are not subject to liabilities arising out of any other business the Company may conduct.
The Company also administers separate accounts for BOLI policyholders. The assets of these accounts include bonds and mortgage loans. Pursuant to the accounting elections discussed above, bonds are held at amortized cost and mortgage loans are held at outstanding principal loan balance less any recognized impairment. The majority of these assets are legally segregated and are not subject to claims that arise out of the Company’s other business activities. The liabilities of these separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of contracts with the policyholders.
The Company also administers separate accounts relating to index-linked funds for RILA policyholders. The assets of these accounts include bonds (and bond-like securitizations), mortgage loans, common stock, and derivatives. Pursuant to the accounting elections discussed above, bonds are held amortized cost, mortgage loans are held at outstanding principal loan balance less any recognized impairment, and common stock and derivatives are carried at fair value. Changes in fair value of index options are reported as net realized capital gains (losses) and as a change in surplus for all other derivative types. Except for contracts issued in Texas, Alaska, and Washington, these assets are not legally segregated and are subject to claims that arise out of the Company's other business activities. The liabilities of these separate accounts represent reserves established to equal the policyholder cash surrender value on index-linked funds.
The operations of all separate accounts, excluding investment gains (losses) allocatable solely to the policyholders, are combined with the general account of the Company on the statements of operations under the appropriate captions. Transactions such as premium deposits, surrenders, and withdrawals are offset by a corresponding increase or decrease in net transfers to the separate accounts.
For variable universal life contracts, the Company offers a secondary guarantee that the policy remains in force even if the policy account value is below zero. For variable annuity contracts with guaranteed minimum death benefits (GMDB), the Company contractually guarantees death benefits that may exceed a policyholder's account balance. The Company reinsures most of the GMDB risk on its variable annuity contracts.
Under GAAP, separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Investment activity accrues directly to the policyholders and are not included in the Company’s revenue. Assets and liabilities associated with BOLI policies and RILA contracts do not qualify for separate account treatment under GAAP, as the Company retains the investment risk.
Subsequent Events
The Company has evaluated the effects of events subsequent to December 31, 2022, and the accounting and disclosure requirements related to subsequent events are included in the financial statements. Management has assessed material subsequent events through March 23, 2023, the date the financial statements were available to be issued.
Reconciliation of Statutory-Basis Amounts to GAAP-Basis Amounts
The following tables present a reconciliation of net income and capital and surplus of the Company, as determined in accordance with SAP to amounts determined in accordance with GAAP:

	Net Income (Loss)
	For the Year Ended December 31,
	2022	2021	2020
Statutory-basis net income (loss), as reported	$84.5	$136.8	$(59.8)
Add (deduct) adjustments:
Investments	321.7	(610.8)	(549.3)
Reserves	(78.6)	667.9	504.8
Policy acquisition costs and VOBA	142.6	114.8	199.7
Goodwill	(56.3)	(56.3)	(56.3)
Other intangible assets	(69.6)	(70.5)	(83.7)
Federal income taxes	(45.8)	(18.7)	(6.1)
Federal income taxes on net capital gains	(30.8)	(114.7)	(56.8)
Other	37.1	27.2	23.3
Total adjustments	220.3	(61.1)	(24.4)
GAAP-basis net income (loss)	$304.8	$75.7	$(84.2)

	Total Capital and Surplus
	As of December 31,
	2022	2021
Statutory-basis total capital and surplus, as reported	$2,493.6	$2,331.6
Add (deduct) adjustments:
Investments	(2,005.0)	2,952.8
Reserves	3,325.2	1,961.8
Policy acquisition costs and VOBA	1,834.0	1,065.4
Goodwill	394.1	450.4
Other intangible assets	861.1	930.7
Federal income taxes	133.4	(291.5)
Non-admitted assets	207.6	133.4
Reinsurance liabilities	1,087.8	72.7
Funds held under coinsurance agreements	(6,105.6)	(4,406.5)
Other	48.6	(98.3)
Total adjustments	(218.8)	2,770.9
GAAP-basis shareholder's equity	$2,274.8	$5,102.5
Correction of Errors
The Company recorded error corrections through aggregate write-ins for gains and losses in surplus totaling $8.5 and $16.1 for the years ended December 31, 2022 and 2021, respectively. No error corrections were recorded for the year ended December 31, 2020.

3. Investments
The book/adjusted carrying value and fair value of investments in bonds, preferred stocks, and common stocks are as follows:

	As of December 31, 2022
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$623.9	$0.2	$(8.5)	$615.6
Foreign governments and agencies	83.8	—	(14.2)	69.6
States, territories, and possessions	6.0	—	(0.2)	5.8
Political subdivisions	54.2	—	(6.1)	48.1
Special revenue and assessments	592.9	0.5	(60.1)	533.3
Industrial and miscellaneous	19,069.6	73.0	(1,754.1)	17,388.5
Hybrid securities	317.5	1.4	(28.2)	290.7
Collateralized loan obligations:
Industrial and miscellaneous	7,170.7	0.4	(320.1)	6,851.0
Mortgage- and asset-backed securities:
U.S. government and agencies	41.7	0.2	(3.0)	38.9
Special revenue and assessments	196.6	0.8	(35.9)	161.5
Industrial and miscellaneous	2,807.1	3.3	(256.7)	2,553.7
Total bonds	30,964.0	79.8	(2,487.1)	28,556.7
Preferred stocks	93.1	—	(8.7)	84.4
Unaffiliated common stocks	419.9	3.2	(20.8)	402.3
Total	$31,477.0	$83.0	$(2,516.6)	$29,043.4

	As of December 31, 2021
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$120.5	$1.9	$(0.1)	$122.3
Foreign governments and agencies	101.2	8.5	(0.9)	108.8
States, territories, and possessions	7.4	0.3	—	7.7
Political subdivisions	47.0	3.2	(0.1)	50.1
Special revenue and assessments	616.5	38.5	(1.5)	653.5
Industrial and miscellaneous	20,103.4	1,562.3	(50.7)	21,615.0
Hybrid securities	182.5	15.7	(9.5)	188.7
Collateralized loan obligations:
Industrial and miscellaneous	5,576.3	6.6	(8.8)	5,574.1
Mortgage- and asset-backed securities:
U.S. government and agencies	68.7	5.3	(0.1)	73.9
Special revenue and assessments	225.6	6.5	(5.8)	226.3
Industrial and miscellaneous	2,504.7	75.5	(17.5)	2,562.7
Total bonds	29,553.8	1,724.3	(95.0)	31,183.1
Preferred stocks	101.3	0.1	(1.8)	99.6
Unaffiliated common stocks	232.5	10.3	(2.0)	240.8
Total	$29,887.6	$1,734.7	$(98.8)	$31,523.5

The Company maintains a diversified investment portfolio. The following table presents the composition of the Company's bonds, preferred stocks, and common stocks by sector:

	As of December 31,
	2022		2021
	Fair Value	% of Total	Fair Value	% of Total
Financials	$12,289.6	42.3%	$11,272.7	35.8%
Industrials	2,462.6	8.5	3,318.5	10.5
Consumer staples	2,015.2	6.9	2,567.9	8.1
Utilities	2,000.9	6.9	2,510.7	8.0
Energy	1,994.9	6.9	2,876.5	9.1
Consumer discretionary	1,757.4	6.1	2,202.7	7.0
Health care	1,636.7	5.6	2,027.5	6.4
Communications	1,450.0	5.0	1,893.6	6.0
Other	3,436.1	11.8	2,853.4	9.1
Total	$29,043.4	100.0%	31,523.5	100.0%

The following table summarizes the contractual years to maturity of bonds as of December 31, 2022. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Book/ Adjusted Carrying Value	Fair Value
Years to maturity:
One or less	$1,314.9	$1,303.7
Over one through five	8,779.9	8,403.1
Over five through ten	5,308.1	4,749.8
Over ten	5,344.9	4,495.0
Total with contractual maturity dates	20,747.8	18,951.6
Collateralized loan obligations	7,170.8	6,851.0
Mortgage- and asset-backed securities	3,045.4	2,754.1
Total bonds	$30,964.0	$28,556.7
The following table summarizes the Company’s net investment income:

	For the Year Ended December 31,
	2022	2021	2020
Income:
Bonds	$1,176.9	$1,095.2	$1,065.9
Preferred and common stocks	19.7	16.2	17.1
Mortgage loans	322.3	312.4	308.2
Derivatives (1)	(215.9)	(179.5)	(212.0)
Limited partnerships	(7.4)	(20.7)	(25.2)
Cash, cash equivalents, and short-term investments	10.7	0.7	0.1
Other	3.6	5.0	10.3
Total investment income	1,309.9	1,229.3	1,164.4
Investment expenses	(69.2)	(61.0)	(58.9)
Net investment income	$1,240.7	$1,168.3	$1,105.5
____________________
(1)For the years ended 2022, 2021 and 2020, the balance included $225.9, $211.9, and $231.8, respectively, of amortization of option costs under IAC 191-97. Refer to Note 2 for further discussion.
For the years ended December 31, 2022, 2021, and 2020, respectively, the Company sold, redeemed, or otherwise disposed of 65, 161, and 110 securities as a result of a callable feature, resulting in $21.9, $110.4, and $44.4 of investment income generated from a prepayment penalty and/or acceleration fee.
The following table summarizes the realized capital gains (losses) from investment sales, dispositions, and write downs:

	For the Year Ended December 31,
	2022	2021	2020
Bonds	$(139.7)	$79.9	$130.7
Preferred and common stocks (1)	14.5	13.2	(57.0)
Derivatives and other invested assets	29.2	567.2	381.9
Realized capital gains (losses) before federal income taxes and transfer from IMR	(96.0)	660.3	455.6
Federal income tax benefit (expense)	(9.6)	(133.5)	(97.3)
Amount transferred to the IMR	78.8	(71.0)	(152.2)
Net realized capital gains (losses)	$(26.8)	$455.8	$206.1
____________________
(1)Includes $0.0, $0.0, and $43.9 of losses related to OTTI for the years ended December 31, 2022, 2021, and 2020, respectively.

The following table presents the proceeds from sales of bonds (excluding call and maturity proceeds), and the gross gains and losses realized on those sales:

	For the Year Ended December 31,
	2022	2021	2020
Proceeds from sales of bonds	$2,743.2	$2,215.7	$2,010.2
Gross gains	49.7	124.1	195.5
Gross losses	(121.3)	(22.1)	(37.2)
Unrealized Losses and OTTI
The following tables summarize gross unrealized losses and fair values of the Company’s bonds, preferred stocks, and unaffiliated common stocks, presented by length of time that individual securities have been in a continuous loss position:

	As of December 31, 2022
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$405.4	$(8.5)	16	$—	$—	—
Foreign governments and agencies	45.9	(3.7)	4	22.4	(10.5)	3
States, territories, and possessions	5.8	(0.2)	1	—	—	—
Political subdivision	31.1	(3.4)	9	16.9	(2.7)	2
Special revenue and assessments	439.0	(48.3)	78	56.4	(11.8)	6
Industrial and miscellaneous	13,519.4	(1,068.2)	1,272	2,386.6	(685.9)	230
Hybrid securities	211.4	(17.7)	22	50.6	(10.5)	5
Collateralized loan obligation	4,250.0	(179.8)	335	2,587.0	(140.3)	277
Mortgage and asset-backed securities	1,800.7	(152.8)	565	692.1	(142.8)	366
Total bonds	20,708.7	(1,482.6)	2,302	5,812.0	(1,004.5)	889
Preferred stocks	—	—	—	36.6	(8.7)	2
Unaffiliated common stocks	225.0	(20.8)	10	—	—	2
Total	$20,933.7	$(1,503.4)	$2,312	$5,848.6	$(1,013.2)	893

	As of December 31, 2021
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$3.0	$(0.1)	4	$2.0	$—	3
Foreign governments and agencies	32.1	(0.9)	3	—	—	—
Political subdivision	21.3	(0.1)	2	—	—	—
Special revenue and assessments	—	—	—	17.4	(1.5)	1
Industrial and miscellaneous	2,202.7	(44.0)	452	108.6	(6.7)	27
Hybrid securities	38.2	(0.6)	4	14.0	(8.9)	2
Collateralized loan obligation	3,043.5	(7.3)	297	248.1	(1.5)	17
Mortgage- and asset-backed securities	787.8	(14.2)	87	120.9	(9.2)	14
Total bonds	6,128.6	(67.2)	849	511.0	(27.8)	64
Preferred stocks	5.8	(0.1)	—	37.6	(1.7)	1
Unaffiliated common stocks	38.5	(2.0)	19	—	—	2
Total	$6,172.9	$(69.3)	868	$548.6	$(29.5)	67

The Company reviewed its investments with unrealized losses as of December 31, 2022 and 2021 in accordance with its impairment policy. The Company’s evaluation determined, after the recognition of OTTI, that the remaining declines in fair value were temporary and the Company did not intend to sell these securities at an amount below the carrying value prior to maturity (or recovery). For loan-backed bonds and structured securities, the Company expects to recover the entire amortized cost basis.
The Company uses both quantitative and qualitative criteria to review all securities in its holdings. Based on the Company's experience, investments with amortized cost exceeding estimated fair value by less than 20% do not typically represent a significant risk of impairment under normal market conditions. For those with amortized cost exceeding estimated fair value by over 20% and those that were downgraded by a rating agency, the Company compares the security's implied credit spread to the benchmark spread for bonds with significant credit risk. If the security's spread exceeds the defined tolerance compared to this benchmark, the Company further analyzes the decrease in fair value to determine whether it is an other-than-temporary impaired by considering, among other factors, the following:
•Extent of downgrades of the security by a rating agency;
•Extent and duration of the decline in fair value below cost or amortized cost;
•Financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations, earnings potential, or compliance with terms and covenants of the security;
•Changes in the financial condition of the security’s underlying collateral;
•Nonpayment of scheduled interest, or the reduction or elimination of dividends; and
•Other indications that a credit loss has occurred.
For bonds and preferred stocks, the Company concludes an OTTI has occurred if a security is underwater and there is an intent to sell the security, or it is more likely than not that the Company will be required to sell the security prior to recovery of its amortized cost, considering any regulatory developments, prepayment or call notifications, and the Company's liquidity needs. For OTTI on bonds other than loan-backed and structured securities, an impairment loss equal to the difference between the bond’s carrying value and its fair value is recognized within the statements of operations.
Loan-backed and structured securities are considered other-than-temporarily impaired when the Company has concluded it does not have the intent and ability to retain the security for sufficient time to recover the amortized cost basis, it intends to sell the security prior to maturity at an amount below the carrying value, or it does not expect to recover the entire amortized cost basis even if it has the intent and ability to hold.
When an OTTI has occurred due to the Company’s intent to sell the security or the Company has assessed it does not have the intent and ability to retain the security until sufficient time to recover the amortized cost basis, an impairment loss equal to the difference between the security's carrying value and its fair value is recognized within the statements of operations.
When an OTTI has occurred because the Company does not expect to recover the entire cost basis, even if the Company has the intent and ability to hold the security, an impairment loss equal to the difference between the security's carrying value and its estimated recovery value is recognized within the statements of operations. The estimated recovery value is calculated as the present value of cash flows expected to be collected, discounted at the effective rate immediately prior to the recognition of the OTTI.
To determine the recovery value of a loan-backed or structured security, the Company performs an analysis related to the underlying issuer including, but not limited to, the following:
•Expected cash flows from the security;
•Creditworthiness;
•Delinquency, debt-service coverage, and loan-to-value ratios on the underlying collateral;
•Underlying collateral values, vintage year, and level of subordination;
•Geographical concentrations; and
•Susceptibility to prepayment due to changes in the interest rate environment.
The Company records OTTI charges on bonds, common stock, and preferred stock as net realized capital losses on the statements of operations. The largest write-downs were from investments in the following sectors:

	For the Year Ended December 31,
	2022		2021		2020
	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. government (1)	$12.5	40.2%	$8.6	98.9%	$2.4	4.2%
Consumer discretionary	8.9	28.6%	—	—	0.8	1.4
Financials	2.7	8.7%	—	—	0.1	0.2
Utilities	2.1	6.8%	—	—	—	—
Industrials	1.6	5.1%	—	—	—	—
Energy (2)	1.3	4.2%	0.1	1.1	52.2	92.2
Communications	1.0	3.2%	—	—	0.1	0.2
Health care	—	—%	—	—	1.0	1.8
Other	1.0	3.2%	—	—	—	—
Impairment losses recognized in earnings	$31.1	100.0%	$8.7	100.0%	$56.6	100.0%
____________________
(1)Impairments on U.S. Federal Government securities are due to the Company's intent to sell and reflect the impact of interest rate movements.
(2)The OTTI in 2020 primarily related to impairments on non-affiliated common stocks in the energy sector.
Based on NAIC ratings as of December 31, 2022 and 2021, the Company held below-investment-grade bonds with fair values of $994.4 and $1,103.2, respectively, and book/adjusted carrying values of $1,095.6 and $1,064.7, respectively. These holdings amounted to 3.5% of the Company’s investments in bonds at fair value as of both December 31, 2022 and 2021.

Restricted Assets
The table below provides a summary of restricted assets at book/adjusted carrying value:

	As of December 31,
	2022			2021
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
Restricted assets in connection with reinsurance transactions (1)	$8,857.8	18.0%	18.0%	$5,930.2	12.7%	12.7%
Federal Home Loan Bank of Des Moines (FHLB DM) capital stock	127.5	0.3	0.3	99.8	0.2	0.2
State deposits	6.9	—	—	6.9	—	—
Pledged collateral to FHLB DM	5,112.1	10.4	10.4	4,205.1	9.0	9.0
Other pledged collateral	193.7	0.4	0.4	47.5	0.1	0.1
Total restricted assets	$14,298.0	29.1%	29.1%	$10,289.5	22.0%	22.1%
____________________
(1)Includes bonds, stocks, mortgage loans, cash, and other assets contractually restricted to use related to the Company's reinsurance transactions.
Funding Agreements with Federal Home Loan Bank of Des Moines
The Company is a member of the Federal Home Loan Bank of Des Moines (FHLB DM). Membership allows access to the FHLB DM's funding services, which provide an alternative liquidity source, including the ability to obtain loans and issue funding agreements that are collateralized by qualifying assets. The Company has issued funding agreements to the FHLB DM to support an institutional spread program, where the Company earns income primarily from the difference between investment income earned and interest paid on the funding agreements. Maximum borrowing capacity varies based on a percentage of total assets, subject to availability of eligible collateral and internal authorization limits. Eligible collateral includes CMBS, RMBS, government or agency securities, and mortgage loans.
The table below presents amounts related to FHLB DM:

	As of December 31,
	2022	2021
Membership stock – Class B (1)	$10.0	$10.0
Activity stock	117.5	89.8
Total	$127.5	$99.8

Outstanding funding agreements (2)	$2,937.8	$2,245.6
Collateral held at FHLB DM, at carrying value (3)	5,112.1	4,205.1
Actual or estimated borrowing capacity as determined by the Company	3,930.3	3,730.2
____________________
(1)Class B membership stock is eligible for redemption in 6 months to less than 1 year.
(2)The outstanding funding agreements as of December 31, 2022 and 2021 represent the total reserves established, which was recorded in liability for deposit-type contracts on the balance sheets. The outstanding funding agreements as of December 31, 2022 and 2021 also represent the maximum amount outstanding during the years ended December 31, 2022 and 2021, respectively. The Company does not have any prepayment obligations related to the outstanding funding agreements.
(3)As of the December 31, 2022 and 2021, the fair value of the Company's collateral held at FHLB DM was $4,648.3 and $4,342.8, respectively. The carrying value and fair value also represent the maximum amount pledged during the years ended December 31, 2022 and 2021, respectively.
Low-Income Housing Tax Credits
The Company held LIHTC investments of $55.0 and $22.3 as of December 31, 2022 and 2021, respectively. As of December 31, 2022, the Company had up to 14 remaining years of unexpired credits related to LIHTC investments. The Company's remaining required holding period for these investments was between 2 and 14 years as of December 31, 2022.
The Company recognized LIHTC tax credits of $8.0, $28.0, and $34.5 during the years ended December 31, 2022, 2021, and 2020, respectively. As of December 31, 2022, the Company had remaining commitments of $50.7 to its LIHTC investments. These properties are not currently subject to any regulatory review.
4. Mortgage Loans
The Company's mortgage loan portfolio is secured by first-mortgage liens on income-producing commercial real estate, primarily in the retail, industrial, and office building sectors. The Company's mortgage loan portfolio is considered a single portfolio segment and class of financing receivables, which is consistent with how the Company assesses and monitors the risk and performance of the portfolio. A large majority of these loans have personal guarantees and all mortgaged properties are inspected annually.
The Company's mortgage loan portfolio is diversified by geographic region, loan size, and scheduled maturity. As of December 31, 2022, the two states with the largest concentrations of the Company's mortgage loans were California and Texas, comprising 27.7% and 9.7%, respectively, of total outstanding principal. Of the loans in California, 29.9% related to properties located in the Los Angeles area.
The maximum and minimum lending rates for mortgage loans issued during 2022, were 6.8% and 2.6%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2021, were 4.8% and 2.6%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2020 were 4.9% and 2.6%, respectively.
Loans are underwritten based on loan-to-value (LTV) ratios and debt-service coverage ratios (DSCR), as well as detailed market, property, and borrower analyses. The LTV and DSCR are used by the Company to determine the internal credit quality of mortgage loans. The LTV ratio compares the carrying value of the loan to the fair value of the underlying collateral. The DSCR compares a property's net operating income to its debt-service payments. Generally, a lower LTV ratio and higher DSCR indicate a higher quality loan. The Company updates each loan's LTV ratio every quarter based on the carrying value of the property, while property information (such as property value and income for DSCR) is updated annually, primarily during the third quarter.
The maximum LTV for any one loan was 70.0%, 70.0%, and 79.1% for loans funded during the years ended December 31, 2022, 2021, and 2020, respectively. The weighted average LTV ratio for the Company’s mortgage loan portfolio was 45.9% and 47.3% as of December 31, 2022 and 2021, respectively.
The following table sets forth the Company's mortgage loans by credit quality indicator:

	As of December 31, 2022			As of December 31, 2021
	DSCR			DSCR
LTV ratio	1.50x or Greater	Less Than 1.50x	Total	1.50x or Greater	Less Than 1.50x	Total
Less than 65%	$6,139.9	$442.9	$6,582.8	$5,794.6	$477.0	$6,271.6
Between 65% and 80%	250.7	196.8	447.5	159.3	272.6	431.9
Greater than 80%	1.7	68.4	70.1	0.7	88.7	89.4
Total commercial mortgage loans	$6,392.3	$708.1	7,100.4	$5,954.6	$838.3	$6,792.9
Other mortgage loans			25.0			16.3
Total			$7,125.4			$6,809.2

Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. As of December 31, 2022 and 2021, no outstanding loans were determined to be non-performing.
5. Derivative Instruments
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative instruments may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company has established policies for managing its derivatives, including prohibitions on derivatives market-making and other speculative derivatives activities.
Derivative Exposures
The following tables present the notional amounts, carrying amounts, and fair values of the Company’s derivative assets and liabilities:

	As of December 31, 2022
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$2,079.6	$—	$—	$—	$170.8
Cross currency swaps	688.8	53.7	0.8	82.7	0.1
Derivatives not designated as hedges:
Index options	$11,742.5	$160.2	$3.2	$162.4	$9.2
Interest rate caps and floors	1,172.7	3.1	33.8	3.1	33.8
Futures	13.8	2.6	0.3	2.6	0.3
Other (1)	3,300.0	0.1	—	0.1	—
Total derivatives	$18,997.4	$219.7	$38.1	$250.9	$214.2
_______________________
(1)Includes free-standing swaptions.

	As of December 31, 2021
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$897.5	$—	$—	$11.4	$—
Cross currency swaps	762.3	38.4	16.8	45.5	3.5
Derivatives not designated as hedges:
Index Options	$10,056.9	$173.5	$5.0	$366.4	$5.3
Interest rate caps and floors	1,172.7	21.2	7.7	21.2	7.7
Free standing Interest rate swaps	1,014.3	—	11.3	—	11.3
Futures	49.3	6.1	—	6.1	—
Total derivatives	$13,953.0	$239.2	$40.8	$450.6	$27.8
Interest Rate Swaps and Free-standing Interest Rate Swaps
The Company uses interest rate swaps and free-standing interest rate swaps as part of its interest rate risk management strategy. In both interest rate swap and free-standing interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between floating-rate and fixed-rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company primarily uses interest rate swaps to synthetically convert variable rate bonds, including investments in collateralized loan obligations, to fixed rate bonds. These derivatives qualify and are designated as cash flow hedges. The Company uses free-standing interest rate swaps to mitigate the interest rate risk of an entire portfolio, rather than a specific underlying security. The Company does not designate these derivatives for hedge accounting.
Cross Currency Swaps
The Company uses cross currency swaps as part of its foreign currency risk management strategy to reduce foreign exchange rate risk with respect to the Company's investments denominated in foreign currencies. In a cross currency swap transaction, the Company agrees with other parties to exchange, at specified intervals, one currency for another at a specified rate of exchange. Generally, the notional amount of each currency is exchanged at the maturity of the currency swap by each party. These derivatives qualify and are designated as cash flow hedges.
Equity Market Contracts – Indexed and Index-linked Products
The Company uses index call options and futures as part of its equity market risk management strategy. The Company offers indexed and index-linked products that permit the contract holder to allocate all or a portion of their account value to an indexed component that credits interest based on the performance of an index, subject to caps or performance margins set by the Company. The contract holders may elect to rebalance index options at renewal dates, typically annually. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing revised cap rates or performance margins, subject to contractual guarantees. The Company transacts in index call options and futures according to the portfolio allocation decisions of the contract holders such that the Company is economically hedged with respect to equity returns for the current interest term. These derivatives are not designated for hedge accounting.

Interest Rate Caps and Floors
The Company uses interest rate caps and floors as part of its interest rate risk management strategy pertaining to floating-rate investments. The Company will generally take a long position using an interest rate floor to hedge against the risk of falling reference rates, and may choose to partially or fully finance such floor by taking a short position using an interest rate cap. When done in combination, the long floor and short cap combination is referred to as a collar. The collar provides protection against reference rates falling below the floor’s strike price, but also results in the Company forfeiting potential gains should the reference rates rise above the cap’s strike price. The Company does not designate these derivatives for hedge accounting.
Collateral Arrangements
The Company’s derivative contracts are primarily non-centrally-cleared OTC instruments that are governed by an International Swaps and Derivatives Association (ISDA) Master Agreement. For each Master Agreement, the Company and the counterparty have also entered into a credit support annex (CSA) to reduce the risk of counterparty default in derivative transactions. The CSA requires either party to post cash collateral or other financial assets in accordance with the net exposure from all derivative contracts between the parties. The amount of net exposure is the difference between the derivative contract's fair value and the fair value of the collateral held for the CSA with each counterparty. Collateral amounts required to be posted or received are determined daily based on the net exposure with each counterparty under a master netting agreement.
The Company does not offset recognized collateral amounts pledged or received against the fair value amounts recognized for derivative contracts. In addition to the variation margin procedures for bilateral OTC derivatives, the Company qualifies as a phase 5 entity under the Uncleared Marginal Rules, which, under certain circumstances, necessitates two-way posting of initial margin for bilateral OTC derivatives with one or more dealers after September 1, 2021. As of December 31, 2022, the Company did not post or collect any initial margin in respect of these rules, as its exposures lie below the applicable exposure thresholds.
For certain centrally-cleared instruments, the Company is required to post initial margin, which is determined at contract inception, as well as variation margin, which is based on the fair value of the derivative contracts and generally determined on a daily basis. As of December 31, 2022 and 2021, the Company posted initial margin of $40.4 and $41.6, respectively, related to its centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.
In the balance sheets, the Company recognizes cash collateral received in cash, cash equivalents, and short-term investments and the obligation to return cash collateral as a liability. Non-cash collateral received is not recognized in the balance sheets. In the event of default, the counterparty relinquishes claim to the assets pledged as collateral and the Company recognizes the collateral as its own asset recorded at fair value, or, in the case of cash collateral, derecognizes its obligation to return collateral.

The following tables present the potential effect of netting arrangements on the Company's balance sheets:

	As of December 31, 2022
	Fair Value	Financial Instruments (1)	Cash Collateral Received (2)	Net Amount	Securities Collateral Received (3)	Net Amount After Securities Collateral
Counterparty:
Assets:
A	$39.8	$(0.5)	$(38.1)	$1.2	$—	$1.2
B	14.3	—	(14.3)	—	—	—
C	13.9	(0.3)	(9.5)	4.1	—	4.1
D	13.8	(1.1)	—	12.7	(10.4)	2.3
F	38.2	(5.6)	(32.6)	—	—	—
G	32.7	(9.3)	(23.3)	0.1	—	0.1
H	34.5	(35.1)	—	(0.6)	—	(0.6)
I	9.2	(0.2)	(8.0)	1.0	—	1.0
M	7.9	(1.3)	(6.5)	0.1	—	0.1
N	46.6	(18.6)	(26.2)	1.8	—	1.8
O	—	(142.2)	—	(142.2)	—	(142.2)
Total derivative assets	$250.9	$(214.2)	$(158.5)	$(121.8)	$(10.4)	$(132.2)
____________________
(1)Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the balance sheet.
(2)Amounts exclude excess of cash collateral received from the counterparty.
(3)Securities collateral received from counterparties is not reported on the consolidated balance sheets and may or may not be sold or re-pledged unless the counter party is in default. Amounts do not include excess of collateral pledged or received.

	As of December 31, 2021
	Fair Value	Financial Instruments (1)	Cash Collateral Received (2)	Net Amount
Counterparty:
Assets:
A	$90.6	$0.1	$(90.7)	$—
B	24.3	—	(24.3)	—
C	14.0	—	(14.0)	—
D	53.3	(1.3)	(52.0)	—
F	74.5	(2.9)	(71.5)	0.1
G	73.5	(2.9)	(70.6)	—
H	17.9	(4.7)	(13.2)	—
I	13.9	—	(13.9)	—
M	31.1	—	(31.1)	—
N	36.8	(4.7)	(32.1)	—
O	17.5	(11.4)	—	6.1
Other	3.2	—	(3.2)	—
Total derivative assets	$450.6	$(27.8)	$(416.6)	$6.2
____________________
(1)Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not net against the gross derivative assets for presentation on the balance sheet.
(2)Amounts exclude excess of cash collateral received from the counterparty.
6. Fair Value of Financial Instruments
The Company determines the fair value of its financial instruments based on the fair value hierarchy, which favors the use of observable inputs over the use of unobservable inputs when measuring fair value. The Company uses the same pricing methodology and sources as utilized for obtaining GAAP fair values.
The Company has categorized its financial instruments into the three-level hierarchy, which gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The level assigned to a fair value measurement is based on the lowest-level input that is significant to the measurement. The fair value measurements for the Company's financial instruments are categorized as follows:
•    Level 1 – Unadjusted quoted prices in active markets for identical instruments.
•    Level 2 – Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations whose inputs are observable, and market corroborated inputs. This category includes those financial instruments that are valued using industry-standard pricing methodologies or models. All significant inputs are observable or derived from observable information in the marketplace.
•    Level 3 – Fair value estimates whose significant inputs are unobservable. This includes financial instruments for which fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on or corroborated by readily available market information. In limited circumstances, this may also utilize estimates based on non-binding broker quotes.
The following tables present financial instruments carried at fair value:

	As of December 31, 2022
Assets at fair value:	Level 1	Level 2	Level 3	Total
Bonds	$—	$0.2	$—	$0.2
Preferred stocks	—	27.4	—	27.4
Unaffiliated common stocks	274.8	127.5	—	402.3
Derivatives	2.6	41.8	11.2	55.6
Separate account assets (1)	1,002.9	111.2	4.4	1,118.5
Total assets at fair value (2)	$1,280.3	$308.1	$15.6	$1,604.0
____________________
(1)Does not include amounts related to invested assets that are measured using the net asset value (NAV) as a practical expedient. The fair value of these investments was $14.0 as of December 31, 2022.
(2)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $488.6 as of December 31, 2022. These investments have varying investment strategies, and redemption terms and conditions.

	As of December 31, 2021
Assets at fair value:	Level 1	Level 2	Level 3	Total
Bonds	$—	$0.3	$—	$0.3
Unaffiliated common stocks	140.5	100.0	0.3	240.8
Derivatives	6.1	74.0	7.9	88.0
Separate account assets (1)	1,304.6	57.0	9.6	1,371.2
Total assets at fair value (2)	$1,451.2	$231.3	$17.8	$1,700.3
____________________
(1)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $21.8 as of December 31, 2021. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $499.7 as of December 31, 2021. These investments have varying investment strategies, and redemption terms and conditions.

The following tables present the book/adjusted carrying values and corresponding fair values of financial instruments subject to fair value disclosure requirements, categorized by the fair value hierarchy described above:

	As of December 31, 2022
Type of Financial Instrument	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$30,964.0	$28,556.7	$—	$28,129.7	$427.0
Preferred stocks	93.1	84.4	—	84.4	—
Unaffiliated common stocks	402.3	402.3	274.8	127.5	—
Mortgage loans	7,125.4	6,522.2	—	—	6,522.2
Limited partnerships (1)	55.0	22.9	—	—	22.9
Cash, cash equivalents, and short-term investments	958.6	958.6	958.6	—	—
Derivatives	219.7	250.9	2.6	214.8	33.5
Separate account assets (2)	7,457.4	6,592.9	1,039.8	4,972.9	580.2
Financial liabilities:
Derivatives	38.1	214.2	0.3	213.1	0.8
____________________
(1)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $488.6 as of December 31, 2022. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the NAV as a practical expedient. The fair value of these investments was $14.0 as of December 31, 2022.

	As of December 31, 2021
Type of Financial Instrument	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$29,553.8	$31,183.1	$—	$30,563.7	$619.4
Preferred stocks	101.3	99.6	—	99.6	—
Unaffiliated common stocks	240.8	240.8	140.5	100.0	0.3
Mortgage loans	6,809.2	7,043.5	—	—	7,043.5
Limited partnerships (1)	22.3	27.7	—	—	27.7
Cash and cash equivalents	1,064.5	1,064.5	1,064.5	—	—
Derivatives	239.2	450.6	6.1	352.0	92.5
Separate account assets (2)	7,114.1	7,425.7	1,509.8	5,422.1	493.9
____________________
(1)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $477.9 as of December 31, 2021. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the NAV as a practical expedient. The fair value of these investments was $21.8 as of December 31, 2021.

Financial Instruments Measured at Fair Value on a Recurring Basis
Unaffiliated Common Stocks
The Company's unaffiliated common stocks primarily include FHLB DM common stock and publicly traded common stocks. The FHLB DM common stock is based on redeemable par value and is classified as a Level 2 measurement. The publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified as a Level 1 measurement.
Derivatives
A majority of the derivatives are index options that consist primarily of Standard & Poor's 500 Index® (S&P 500) options. The fair values of these index options were determined using option pricing models. Significant inputs include index implied volatilities, index dividend yields, index prices, a risk-free rate, option term, and strike price. As these inputs are observable, most index options are classified as a Level 2 measurement. Options without public and observable inputs are classified as a Level 3 measurement.
Separate Account Assets
Separate account assets related to the Company's variable products are primarily invested in mutual funds with published net asset values (NAVs) and are classified as a Level 1 measurement. Separate account assets related to the Company's RILA include investments in derivatives, which are valued using the same methodologies described above.
Other Financial Instruments Subject to Fair Value Disclosure Requirements
Bonds
Bonds are primarily classified as Level 2 measurements. To make this assessment, the Company determines whether the market for a security is active and if significant pricing inputs are observable. The Company predominately utilizes third-party independent pricing services that use evaluated pricing models to assist management in determining the fair value of its bonds.
As many of these bonds do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing to prepare valuations. The significant inputs for these bond valuations include benchmark U.S. Treasury or other yields, spread off the U.S. Treasury yield curve for identical securities, reported trades, broker-dealer quotes, comparable securities that are actively traded, issuer spreads, two-sided markets, benchmark securities, bids, offers, and other reference data, including market research publications. In addition, for mortgage- and asset-backed securities, the pricing services use models and processes to develop prepayment and interest rate scenarios. The pricing services monitor market indicators, industry and economic events, and their models take into account market convention.
Preferred Stocks
The fair values of preferred stocks are valued by pricing services utilizing evaluated pricing models. These valuations are created based on benchmark curves using industry standard inputs and exchange prices of underlying securities of the same issuer. As these inputs are considered observable, preferred stocks are classified as a Level 2 measurement.
Mortgage Loans
The fair values of the Company’s mortgage loans are determined by discounting the projected future cash flows using a discount rate equal to the risk-free rate plus a valuation spread. The valuation spread is an unobservable input that includes management's assumptions of the impact of credit risks. Significant increases or decreases in this spread results in significant changes in fair value; therefore, mortgage loans are classified as a Level 3 measurement.
Limited Partnerships
The fair value of the Company's investment in limited partnerships involved in tax credit investments is estimated based on the discounted future economic benefits over the remaining life of each investment, using a market rate of return based on similar investments observed by brokers. The future economic benefits are based on assumptions about the partnerships' future performance and related tax benefits passed through to the Company, net of the Company's obligations to make future investment contributions. Because these estimates utilize significant unobservable inputs, investments in limited partnerships are classified as a Level 3 measurement.
Cash, Cash Equivalents, and Short-Term Investments
Cash, cash equivalents, and short-term investments consist of demand bank deposits and short-term high liquid investments with original maturities of three months or less at the time of purchase. Because cash equivalents and short-term investments are readily convertible to known amounts of cash, carrying value generally approximates fair value. The Company classified cash, cash equivalents, and short-term investments as Level 1.
Derivatives
Cross currency swaps are valued using an income approach. These swaps are priced using a discounted cash flow model. The significant inputs include the projected cash flows, currency spot rates, swap yield curve, and cross currency basis curve. As these inputs are observable, the cross currency swaps valuation is classified as a Level 2 measurement.
Separate Account Assets
Separate account assets related to the Company's fixed BOLI and RILA products primarily consist of bonds, commercial mortgage loans, and cash that are valued using the same methodologies described above.

Rollforward of Assets and Liabilities Measured and Reported as Level 3
The following table presents additional information about derivatives measured and reported at fair value and for which significant unobservable inputs (Level 3) were utilized to determine fair value:

	For the Year Ended December 31,
	2022	2021
Balance, beginning of period	$7.9	$3.7
Total gains (losses) included in net income	(3.8)	2.9
Total gains (losses) included in surplus	(15.1)	2.0
Purchases	13.7	5.0
Sales	(0.1)	—
Settlements	8.6	(5.7)
Balance, end of period	$11.2	$7.9
7. Reinsurance
The Company uses reinsurance across its businesses to spread risk and limit losses. The Company remains liable to its policyholders to the extent that counterparties to reinsurance contracts do not meet their obligations. The following summarizes the Company's reinsurance coverage by product type:
•Medical Stop-Loss. Starting in 2022, the Company reinsures the excess of $3.25 per individual claim; previously, the Company reinsured $3.0 per individual claim.
The Company has a coinsurance with funds withheld arrangement to manage its risk-based capital position on a majority of its stop-loss policies. This agreement does not qualify for reinsurance accounting under GAAP.
•Group Life & DI. Starting in 2019, the Company primarily reinsures group life mortality risk in excess of $0.35 per individual and line of coverage; previously, the Company primarily reinsured in excess of $0.25 per individual and line of coverage. The Company reinsures morbidity risk in excess of $8.0 thousand of gross monthly benefit per life. The Company also has catastrophic coverage for group life policies.
•Deferred Annuities. The Company has a reinsurance agreement to manage its statutory capital position related to fixed deferred and fixed indexed annuities that have a guaranteed return of premium feature and were issued beginning in 2017. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a coinsurance with funds withheld arrangement to manage its statutory capital position on a block of FIA policies with guaranteed lifetime withdrawal benefits issued beyond 2021. The amount of reinsurance credit taken under this agreement for policies in-force was $138.3 and $49.3 as of December 31, 2022 and 2021, respectively. This agreement does not qualify for GAAP reinsurance accounting.
The Company has a reinsurance agreement for an 80% quota share of certain fixed indexed annuities and fixed deferred annuities issued beginning January 1, 2022. This agreement does not qualify for reinsurance accounting under GAAP. See Deferred Annuity New Business Reinsurance Transaction discussion below.

•Income Annuities. The Company has a reinsurance agreement to transfer financial responsibility for its in-force block of income annuity contracts, which consists of all of the Company's structured settlements and a smaller block of SPIAs. This agreement does not qualify for reinsurance accounting under GAAP. See Income Annuities Inforce Reinsurance Transaction discussion below.
•Individual Life. The Company's reinsurance coverage varies by product, policy issue year, and issue age of the insured. For fully underwritten policies issued subsequent to April 2017, the Company retains up to a maximum of $5.0 per life. For fully underwritten policies issued between March 2013 and April 2017, the Company retains up to a maximum of $3.0 per life.
The Company has a coinsurance with funds withheld reinsurance arrangement to manage its statutory capital position on a block of term life insurance policies subject to principle-based reserving method issued subsequent to January 1, 2020 and a block of term life insurance policies subject to Regulation XXX issued prior to 2020. The amount of reinsurance credit taken under this agreement for policies in-force was $275.0 and $238.0 as of December 31, 2022 and 2021, respectively. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a coinsurance with funds withheld and a yearly renewable term reinsurance arrangement to manage its statutory capital position on a block of UL policies with secondary guarantees largely issued between January 2015 and December 2019. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a coinsurance with funds withheld arrangement with a third party reinsurer, as well as an excess loss reinsurance agreement with its subsidiary, Symetra National Life Insurance Company, to manage its statutory capital position on its survivorship guaranteed universal life policies. This agreement does not qualify for reinsurance accounting under GAAP.
In addition, the Company has a funds withheld reinsurance agreement with its wholly-owned subsidiary, Symetra Reinsurance Corporation. The Company ceded all net policy liabilities related to a block of universal life insurance policies with secondary guarantees issued on or before December 31, 2014. The related reinsurance reserve credit taken was $285.8 and $266.2 as of December 31, 2022 and 2021, respectively. The balance of funds withheld was $213.2 and $204.2 as of December 31, 2022 and 2021, respectively.
Reserve credit taken for all ceded reinsurance was $1,856.5 and $1,646.5 as of December 31, 2022 and 2021, respectively.
The Company evaluates the financial condition of its reinsurers to monitor its exposure to losses from reinsurers’ insolvencies. The Company analyzes reinsurance recoverables, net of assets held in trust and funds withheld required by the related reinsurance agreements, according to the credit ratings and financial health of its reinsurers and is not aware of any of its major reinsurers currently experiencing financial difficulties. Excluding the Income Annuities Inforce Reinsurance Transaction and Deferred Annuity New Business Reinsurance Transaction discussed below, as of December 31, 2022, $690.8 of net reinsurance recoverables was related to four reinsurers, representing 88.0% of the total amount due from reinsurers. As of December

31, 2021, $518.6 of net reinsurance recoverables was related to four reinsurers, representing 81.0% of the total amount due from reinsurers. Of the total amounts due from reinsurers, 98.2% and 97.3%, respectively was with reinsurers rated A- or higher by A.M. Best as of December 31, 2022 and 2021. The Company had no write-offs or reserves for uncollectible reinsurance in 2022 or 2021.
Income Annuities Inforce Reinsurance Transaction
The Company has a 100% modified coinsurance agreement (Income Annuities Inforce Reinsurance Transaction), which was effective as of July 1, 2018, for the Company's in-force block of income annuities, which included all of the Company's structured settlement annuities, and a smaller amount of retail SPIA. As of December 31, 2022 and 2021, the related reserves were $4.9 billion and $5.2 billion, respectively. The Company continues to service the reinsured business and hold the associated invested assets and policyholder liabilities on its balance sheets. The reinsurer is responsible for the management of invested assets, subject to investment management guidelines.
Associated with the Income Annuities Inforce Reinsurance Transaction, a portion of the ceding commission was recorded as an adjustment to liability for deposit-type contracts on the Company's balance sheets and is amortized over the life of the contracts into benefits expense. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company.
The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations. In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer, as well as access to amounts held in trust, which reduces the risk of loss.
Deferred Annuity New Business Reinsurance Transaction
In 2022, the Company entered into a modified coinsurance agreement (Deferred Annuity New Business Reinsurance Transaction) with Symetra Bermuda Re, Ltd., an affiliated Bermuda reinsurer wholly-owned by the Parent, to reinsure an 80% quota share of certain fixed indexed annuities and fixed deferred annuities issued beginning January 1, 2022. As of December 31, 2022, the related reserves were $3.1 billion. The Company continues to write new business and service the reinsured annuities. Additionally, the associated invested assets and policyholder liabilities are held on the Company's balance sheets. Symetra Investment Management Company (SIM), an affiliated registered investment advisor wholly-owned by the Parent, is responsible for the management of invested assets, subject to investment management guidelines, as part of the Company's Investment Management Agreement (IMA). Refer to Note 13 for further discussion on the IMA with SIM.
Associated with the Deferred Annuity New Business Reinsurance Transaction, the Company paid an initial settlement amount of $2.1 billion to the reinsurer and received $2.2 billion in invested assets at the transaction date. On a quarterly basis, the Company pays premiums, net of surrenders and a ceding and expense allowance, to the reinsurer. The ceded premiums are recorded to premiums and annuity considerations and the ceding and expense allowance received is recorded to commission and expense allowance on reinsurance ceded on the statements of operations. The ceding allowance received changes each quarter as part of the quarterly pricing process. For the year ended December 31, 2022, the premiums paid and ceding and expense allowance received were $953.9 and $66.4, respectively. Surrender benefits ceded are recorded to surrender and maturity benefits on the statements of operations. For the year ended December 31, 2022, the surrender benefits ceded were $23.2. The remaining difference between the assets withheld and reserves ceded is settled with the reinsurer and recorded in reserve adjustment on reinsurance ceded on the statements of operations. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company.
The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations. In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer.
Premiums and Annuity Considerations
The following table sets forth the effect of reinsurance on premiums and annuity considerations. It is disaggregated by accident and health, and life insurance and annuity products, which are short- and long-duration contracts, respectively.

	For the Year Ended December 31,
	2022	2021	2020
Premiums and annuity considerations
Direct life insurance in-force	$152,116.2	$141,934.1	$130,187.8

Direct:
Accident and health	1,139.1	933.1	929.5
Life insurance	920.6	858.2	846.9
Annuity	5,287.8	3,632.6	2,866.7
Total direct premiums	7,347.5	5,423.9	4,643.1
Assumed:
Accident and health	—	0.1	0.9
Annuity	—	0.1	—
Total assumed premiums	—	0.2	0.9
Ceded:
Accident and health	(593.8)	(451.4)	(283.9)
Life insurance	(158.8)	(360.1)	(123.7)
Annuity	(3,144.6)	(3.6)	(2.4)
Total ceded premiums	(3,897.2)	(815.1)	(410.0)
Net premiums and annuity considerations	$3,450.3	$4,609.0	$4,234.0

Percentage of amount assumed to net	—%	—%	0.02%
____________________
Ceded reinsurance reduced the Company’s claims reported on the statements of operations by $599.8, $493.4, and $374.8 for the years ended December 31, 2022, 2021, and 2020, respectively.

8. Life and Annuity Reserves
The following tables present the Company’s annuity reserves and deposit fund liabilities by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2022
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$7,262.4	$—	$7,262.4	24.4%
At book value less surrender charge of 5% or more (1)	9,687.9	1,292.6	10,980.5	36.8
At fair value	—	267.7	267.7	0.9
Total with adjustment or at fair value	16,950.3	1,560.3	18,510.6	62.1
At book value without adjustment (minimal or no charge or adjustment)	6,993.9	—	6,993.9	23.4
Not subject to discretionary withdrawal	4,322.4	—	4,322.4	14.5
Total gross individual annuity actuarial reserves	28,266.6	1,560.3	29,826.9	100.0%
Less: reinsurance ceded	147.4	—	147.4
Total net individual annuity actuarial reserves	$28,119.2	$1,560.3	$29,679.5
____________________
(1)Includes $2,377.7 that will have less than 5% surrender charge and thus be reported with the amounts at book value with minimal or no charge or adjustment for the first time within the year subsequent to December 31, 2022.

	As of December 31, 2022
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$61.4	$—	$61.4	9.5%
At fair value	—	132.7	132.7	20.5
Total with adjustment or at fair value	61.4	132.7	194.1	30.0
At book value without adjustment (minimal or no charge or adjustment)	452.7	—	452.7	69.9
Not subject to discretionary withdrawal	0.7	—	0.7	0.1
Total group annuity actuarial reserves	$514.8	$132.7	$647.5	100.0%

	As of December 31, 2022
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$66.0	$—	$66.0	1.5%
At fair value	—	0.6	0.6	—
Total with adjustment or at fair value	66.0	0.6	66.6	1.5
At book value without adjustment (minimal or no charge or adjustment)	32.1	—	32.1	0.7
Not subject to discretionary withdrawal	4,205.1	—	4,205.1	97.8
Total gross deposit-fund liabilities	4,303.2	0.6	4,303.8	100.0%
Less: reinsurance ceded	53.2	—	53.2
Total net deposit-fund liabilities	$4,250.0	$0.6	$4,250.6

	As of December 31, 2021
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$6,480.1	$—	$6,480.1	23.0%
At book value less surrender charge of 5% or more (1)	9,614.8	768.9	10,383.7	36.9
At fair value	—	385.9	385.9	1.4
Total with adjustment or at fair value	16,094.9	1,154.8	17,249.7	61.3
At book value without adjustment (minimal or no charge or adjustment)	6,627.0	—	6,627.0	23.6
Not subject to discretionary withdrawal	4,245.6	—	4,245.6	15.1
Total gross individual annuity actuarial reserves	26,967.5	1,154.8	28,122.3	100.0%
Less: reinsurance ceded	79.0	—	79.0
Total net individual annuity actuarial reserves	$26,888.5	$1,154.8	$28,043.3
(1)Includes $1,870.1 that will have less than 5% surrender charge and thus be reported with the amounts at book value with minimal or no charge or adjustment for the first time within the year subsequent to December 31, 2021.

	As of December 31, 2021
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$71.1	$—	$71.1	9.8%
At fair value	—	183.4	183.4	25.2
Total with adjustment or at fair value	71.1	183.4	254.5	35.0
At book value without adjustment (minimal or no charge or adjustment)	471.1	—	471.1	64.9
Not subject to discretionary withdrawal	0.8	—	0.8	0.1
Total group annuity actuarial reserves	543.0	183.4	726.4	100.0%

	As of December 31, 2021
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$70.0	$—	$70.0	1.9%
At fair value	—	0.8	0.8	—
Total with adjustment or at fair value	70.0	0.8	70.8	1.9
At book value without adjustment (minimal or no charge or adjustment)	47.8	—	47.8	1.3
Not subject to discretionary withdrawal	3,628.7	—	3,628.7	96.8
Total gross deposit-fund liabilities	3,746.5	0.8	3,747.3	100.0%
Less: reinsurance ceded	62.4	—	62.4
Total net deposit-fund liabilities	$3,684.1	$0.8	$3,684.9

Total annuity actuarial reserves and deposit fund liabilities were as follows:

	As of December 31,
	2022	2021
Annuity reserves	$28,634.0	$27,431.5
Liability for deposit-type contracts	4,250.0	3,684.1
Separate account – annuity reserves and liability for deposit-type contracts	1,693.0	1,339.0
Other	0.6	—
Total net annuity actuarial reserves and liability for deposit-type contracts	$34,577.6	$32,454.6
The following tables present the Company's life reserves by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2022
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$2.5	$8.9
Universal life	1,110.8	1,111.9	1,230.7
Universal life with secondary guarantees	1,132.2	800.3	2,177.2
Indexed universal life with secondary guarantees	1,068.2	782.3	837.3
Other permanent cash value life insurance	—	51.4	54.0
Variable universal life	55.9	55.9	70.4
Miscellaneous reserves	—	3.0	3.0
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	402.7
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.8
Disability – disabled lives	XXX	XXX	43.3
Miscellaneous reserves	XXX	XXX	230.6
Total life insurance reserves	3,367.1	2,807.3	5,059.1
Less: reinsurance ceded	—	—	1,679.7
Total net life insurance reserves	$3,367.1	$2,807.3	$3,379.4

	As of December 31, 2022
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,867.3	$4,867.3	$4,867.3	$—	$—	$—
Variable universal life	—	—	—	601.4	591.1	591.1
Total life insurance reserves	$4,867.3	$4,867.3	$4,867.3	$601.4	$591.1	$591.1

	As of December 31, 2021
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$2.0	$8.6
Universal life	1,121.1	1,122.0	1,238.8
Universal life with secondary guarantees	1,088.6	717.7	1,879.3
Indexed universal life with secondary guarantees	781.3	536.9	594.0
Other permanent cash value life insurance	—	53.9	56.6
Variable universal life	45.2	45.2	48.0
Miscellaneous reserves	—	3.0	3.0
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	390.7
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.8
Disability – disabled lives	XXX	XXX	36.8
Miscellaneous reserves	XXX	XXX	269.4
Total life insurance reserves	3,036.2	2,480.7	4,526.2
Less: reinsurance ceded	—	—	1,536.1
Total net life insurance reserves	$3,036.2	$2,480.7	$2,990.1

	As of December 31, 2021
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,829.4	$4,829.4	$4,829.4	$—	$—	$—
Variable universal life	—	—	—	744.0	734.2	734.2
Total life insurance reserves	$4,829.4	$4,829.4	$4,829.4	$744.0	$734.2	$734.2
Total life insurance reserves were as follows:

	As of December 31,
	2022	2021
Life insurance reserves	$3,232.2	$2,830.2
Accidental death benefits reserves	0.2	0.2
Disability – active lives reserves	0.8	0.8
Disability – disabled lives reserves	40.7	34.1
Miscellaneous reserves	105.5	124.8
Separate account life insurance reserves	5,458.4	5,563.6
Total net life insurance reserves	$8,837.8	$8,553.7
As of December 31, 2022 and 2021, the Company had $8,202.0 and $8,529.8, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard valuation established by the Department. Related reserves of $225.2 and $237.8 as of December 31, 2022 and 2021, respectively, were included in life and annuity reserves.
9. Liability for Unpaid Claims
The following table provides a reconciliation of the beginning and ending liability balances for unpaid claims, net of reinsurance recoverables:

	For the Year Ended December 31,
	2022	2021	2020
Balance, beginning of the year	$599.5	$549.4	$483.4
Less: reinsurance recoverables	205.3	133.2	124.6
Net balance, beginning of the year	394.2	416.2	358.8
Add provision for claims, net of reinsurance, occurring in:
Current year	630.3	647.1	765.3
Prior years	(18.7)	(44.3)	(18.8)
Net incurred losses during the year	611.6	602.8	746.5
Deduct payments for claims, net of reinsurance, occurring in:
Current year	408.9	435.3	499.0
Prior years	178.3	189.5	190.1
Net claim payments during the current year	587.2	624.8	689.1
Valuation basis change and corrections	—	—	—
Net balance, end of year	418.6	394.2	416.2
Add: reinsurance recoverables	214.6	205.3	133.2
Balance, end of year	$633.2	$599.5	$549.4
Liabilities for unpaid claims are recorded in policy and contract claims, life and annuity reserves, and accident and health reserves on the balance sheets. The Company uses estimates in determining its liability for unpaid claims. These estimates are primarily based on historical claim payment patterns and expected loss ratios to provide for the inherent variability in claim patterns and severity. For the year ended December 31, 2022, the change in incurred claims related to prior years was primarily due to favorable claims experience on the Company's medical stop-loss policies.
10. Capital and Surplus
The NAIC establishes certain risk-based capital (RBC) requirements for life and health insurance companies. Under those requirements, the amount of capital and surplus to be maintained by a life and health insurance company is determined based on various risk factors. As of December 31, 2022 and 2021, the Company exceeded the minimum capital and surplus and RBC requirements.
Under Iowa law, the Company may pay dividends only from the earned surplus arising from its business and must receive the prior approval of the Department to pay stockholder dividends or make any other distribution if such distributions would exceed certain statutory limitations. Iowa law gives the Department discretion to disapprove requests for distributions in excess of these limits. Extraordinary dividends include those made within the preceding twelve months that exceed the greater of (i) 10% of statutory policyholder surplus as of the previous year-end or (ii) the statutory net gain from operations from the previous calendar year. Based on December 31, 2022 statutory results, the maximum dividend that may be paid without prior approval in 2023 is $249.4.
During 2022, 2021, and 2020, the Company did not pay dividends to its Parent.

The following table presents the cumulative increase (reduction) of unassigned funds related to the following items:

	As of December 31,
	2022	2021
Net unrealized gains (losses)	$(51.5)	$54.8
Nonadmitted assets	(207.6)	(133.4)
Separate accounts	255.7	213.1
Asset valuation reserve	(362.6)	(447.1)
11. Income Taxes
The components of DTAs and deferred tax liabilities (DTLs) are as follows:

	As of December 31, 2022			As of December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$353.5	$20.2	$373.7	$280.2	$9.7	$289.9	$73.3	$10.5	$83.8
DTAs nonadmitted	(131.8)	(9.4)	(141.2)	(73.8)	—	(73.8)	(58.0)	(9.4)	(67.4)
Subtotal admitted DTAs	221.7	10.8	232.5	206.4	9.7	216.1	15.3	1.1	16.4
Less: DTLs	87.7	2.2	89.9	81.2	25.4	106.6	6.5	(23.2)	(16.7)
Net admitted DTAs	$134.0	$8.6	$142.6	$125.2	$(15.7)	$109.5	$8.8	$24.3	$33.1
The admission calculation components are as follows:

	As of December 31, 2022			As of December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$10.5	$10.5	$—	$0.8	$0.8	$—	$9.7	$9.7
(1) Adjusted gross DTAs expected to be realized following the balance sheet date	135.1	—	135.1	110.0	—	110.0	25.1	—	25.1
(2) Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	409.1	XXX	XXX	401.8	XXX	XXX	7.3
Adjusted gross DTAs expected to be realized after application of the limitation threshold (lesser of (1) and (2))	135.1	—	135.1	110.0	—	110.0	25.1	—	25.1
Adjusted gross DTAs offset by gross DTLs	86.6	0.3	86.9	96.4	8.9	105.3	(9.8)	(8.6)	(18.4)
DTAs admitted	$221.7	$10.8	$232.5	$206.4	$9.7	$216.1	$15.3	$1.1	$16.4
As of December 31, 2022 and 2021, respectively, the ratio percentage used to determine the recovery period and limitation threshold amount was 729% and 755%. As of December 31, 2022 and 2021, respectively, the amount of adjusted capital and surplus used to determine the recovery period and limitation threshold amounts were $2,727.4 and $2,678.9. The results of this calculation component enable the Company to admit DTAs expected to reverse within three years, if not previously admitted as a carryback.
The admission calculations for 2022 and 2021 were not impacted by tax-planning strategies. The Company had no unrecognized DTLs as of December 31, 2022 or 2021.

The components of current income tax expense (benefit) are as follows:

	For the Year Ended December 31,
	2022	2021	2020
Federal income tax expense (benefit) (1)	$59.8	$(133.5)	$(125.8)
Federal income tax expense (benefit) on net capital gains (losses)	9.6	133.5	97.3
Federal income tax expense (benefit) incurred	$69.4	$—	$(28.5)
_______________________
(1)In 2022 this includes $26.7 of federal income tax benefit on realized gains and losses arising in the separate accounts which would previously have been presented in net capital gains (losses).

The main components of deferred tax amounts are as follows:

	As of December 31,
	2022	2021	Change
DTAs
Ordinary:
Policyholder reserves	$147.3	$109.1	$38.2
Investments	48.6	38.3	10.3
Deferred acquisition costs	125.1	107.3	17.8
Receivables - nonadmitted	14.0	12.5	1.5
Other	18.5	13.0	5.5
Total ordinary DTAs	353.5	280.2	73.3
Total ordinary DTAs – nonadmitted	(131.8)	(73.8)	(58.0)
Net admitted ordinary DTAs	221.7	206.4	15.3
Capital:
Investments	20.2	9.7	10.5
Nonadmitted	(9.4)	—	(9.4)
Net admitted capital DTAs	10.8	9.7	1.1
Net admitted DTAs	$232.5	$216.1	$16.4

DTLs
Ordinary:
Policyholder reserves	$59.0	$50.8	$8.2
Investments	16.7	19.2	(2.5)
Other	12.0	11.2	0.8
Total ordinary DTLs	87.7	81.2	6.5
Capital:
Investments	2.2	25.4	(23.2)
Total capital DTLs	2.2	25.4	(23.2)
Total DTLs	89.9	106.6	(16.7)
Net DTAs/DTLs	$142.6	$109.5	$33.1

Net change in DTA/DTL			$100.5
Surplus adjustments:
Tax effect of change in unrealized capital gains (losses)			(13.8)
Tax effect on FIA guaranteed lifetime withdrawal benefit reserve adjustment			1.4
Adjusted change in net deferred income taxes			$88.1
The Company expects it will fully realize the DTAs and no statutory valuation allowance has been recorded as of December 31, 2022 or 2021.

Differences between the federal income tax provision and the change in deferred taxes computed by applying the U.S. federal income tax rate of 21% to the net gain (loss) from operations before federal income taxes and the realized capital losses and the actual tax provision are as follows:

	For the Year Ended December 31,
	2022	2021	2020
Ordinary income (loss) tax expense (benefit) at federal statutory rate	$35.9	$(95.0)	$(82.3)
Capital income (loss) tax expense (benefit) at federal statutory rate	(20.2)	138.6	95.7
Total expected income tax expense (benefit)	15.7	43.6	13.4
Significant statutory to tax adjustments on taxes:
Tax credits	(8.0)	(18.6)	(26.2)
Change in valuation basis – statutory reserves	2.5	(5.5)	(3.4)
2018 net operating loss carryback – 2020 CARES Act	—	(3.3)	(13.9)
Change in liability for unauthorized reinsurance	(14.9)	—	—
Other	(14.0)	(1.8)	(5.6)
Total federal income tax expense (benefit)	$(18.7)	$14.4	$(35.7)

Federal income tax expense (benefit)	$69.4	$—	$(28.5)
Adjusted change in net deferred income taxes	(88.1)	14.4	(7.2)
Total statutory income tax expense (benefit)	$(18.7)	$14.4	$(35.7)
The Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in 2020, and allows companies to carryback net operating losses (NOLs) originated in 2018, 2019, or 2020 for five years. The Company elected to carryback NOLs originated in 2018 to tax years with a corporate tax rate of 35%, instead of carrying forward to tax years with a corporate tax rate of 21%. There was no impact on the provision for income taxes for the year ended December 31, 2022 and an increase in benefit for income taxes of $3.3 and $13.9 for the years ended December 31, 2021 and 2020, respectively.
As of December 31, 2022, the Company had no tax credit carryforward and no operating loss or capital loss carryforwards to offset against future taxable income.
The amount of federal income taxes incurred that are available for recovery in the event of the carryback of future net capital losses is as follows:

	For the Year Ended December 31,
	2022	2021	2020
Capital gains	$—	$10.5	$4.2
The Company does not have any deposits admitted under Section 6603 of the Internal Revenue Code. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of December 31, 2022.
The Company will file a consolidated income tax return in the U.S. federal jurisdiction that consolidates the life group and non-life group beginning with the 2022 tax year. Prior to 2022, the Company filed an income tax return for its consolidated life group in the U.S. federal jurisdiction. With few exceptions, the Company's filing groups in various state jurisdictions remain unchanged. The Company's consolidated life group federal and state income tax returns are open for examination for tax years 2018 through the present. Due to the implementation of the CARES Act, net operating losses in the consolidated life group federal return were carried back to the 2013 tax year, which extends the federal statute of limitations on that year up to the amount of the carryback claim.
The Inflation Reduction Act (Act) was enacted on August 16, 2022. The Act includes a new corporate alternative minimum tax (CAMT), which is effective for tax years beginning after 2022 and applies to corporations with average adjusted financial statement income in excess of certain thresholds as defined in the Act. The controlled group of corporations of which the Company is a member has determined that it does not expect to be an applicable corporation that is subject to the CAMT in 2023.
12. Separate Accounts
Separate account assets are attributed to the following products:

	As of December 31, 2022			As of December 31, 2021
	Legally Insulated	Not Legally Insulated	Total	Legally Insulated	Not Legally Insulated	Total
BOLI (1)	$4,867.3	$202.5	$5,069.8	$4,829.4	$177.2	$5,006.6
RILA	130.7	1,321.3	1,452.0	66.4	786.9	853.3
Variable annuities	401.0	—	401.0	570.3	—	570.3
Variable COLI	452.0	—	452.0	544.5	—	544.5
Variable life and UL	149.4	—	149.4	199.4	—	199.4
Total	$6,000.4	$1,523.8	$7,524.2	$6,210.0	$964.1	$7,174.1
____________________
(1)The Company allows interest income above the required policy account values within the BOLI separate account. The amount accumulated over and above the required policy account values is not considered to be legally insulated.
The fair value of BOLI and RILA invested assets not reported at fair value and related net unrealized gains (losses) are as follows:

	As of December 31,
	2022		2021
	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
BOLI	$4,280.2	$(753.7)	$5,283.0	$310.6
RILA	1,198.0	(107.7)	773.6	2.8
In accordance with contract provisions relating to the Company’s separate account products, some separate account liabilities are guaranteed by the general account. As of December 31, 2022 and 2021, the separate accounts did not owe the Company for accrued fees or expenses.

The following table provides premium and reserve information for the separate accounts of the Company:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations, or deposits for the year ended December 31, 2022	$—	$—	$725.3	$725.3

Reserves as of December 31, 2022:
For accounts with assets at:
Fair value	$—	$—	$1,030.8	$1,030.8
Amortized cost	2,271.2	2,596.1	1,253.9	6,121.2
Total reserves	$2,271.2	$2,596.1	$2,284.7	$7,152.0

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—	$—	$1,253.9	$1,253.9
At fair value	—	—	1,030.8	1,030.8
At book value without fair value adjustment and with current surrender charge less than 5%	2,271.2	2,596.1	—	4,867.3
Total reserves	$2,271.2	$2,596.1	$2,284.7	$7,152.0

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2021	$—	$—	$519.3	$519.3

Reserves as of December 31, 2021:
For accounts with assets at:
Fair value	$—	$—	$1,350.7	$1,350.7
Amortized cost	2,267.7	2,561.7	722.5	5,551.9
Total reserves	$2,267.7	$2,561.7	$2,073.2	$6,902.6

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—	$—	$722.5	$722.5
At fair value	—	—	1,350.7	1,350.7
At book value without fair value adjustment and with current surrender charge less than 5%	2,267.7	2,561.7	—	4,829.4
Total reserves	$2,267.7	$2,561.7	$2,073.2	$6,902.6

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2020	$—	$—	$261.2	$261.2

The following table provides a reconciliation of amounts transferred to and from the separate accounts as reported on the statements of operations:

	For the Year Ended December 31,
	2022	2021	2020
Transfers to separate accounts	$1,015.2	$811.5	$571.6
Transfers from separate accounts	(467.1)	(525.8)	(474.8)
Net transfers to (from) separate accounts	548.1	285.7	96.8
Deposits in free look period and other timing differences	(0.9)	0.7	(0.4)
Net transfers to (from) separate accounts as reported on statements of operations	$547.2	$286.4	$96.4
13. Related Parties
The following discussion relates to transactions entered into by the Company with related parties and affiliates. Refer to Note 7 for further discussion on reinsurance agreements with related parties.
It is the Company's policy to settle amounts due with affiliated companies within 30 days, except for certain long-term compensation liabilities that are settled when the awards are paid. Transactions with related parties recorded in the Company's financial statements were as follows:

	As of December 31,
	2022	2021
Balances with Parent and affiliates:
Receivables	$7.7	$6.9
Payables	(10.2)	(27.1)
The Company's affiliate, Symetra Assigned Benefits Service Company (SABSCO), purchased future payment streams of structured settlement annuity contracts issued by the Company from third-party payees. These contracts were assigned to and owned by SABSCO. The Company issued commutation endorsements to pay SABSCO lump sum amounts in lieu of receiving the future payment streams in the structured settlement annuity contracts and released its reserves related to the contracts.
The Company has entered into various agreements with the Parent and its affiliates for services necessary to conduct its activities. These agreements specify that the parties will provide to and receive from each other certain general services related to sharing common management, personnel, and facilities, and that the related expenses will be shared. These expenses include rent, corporate overhead, payroll, benefits, data processing systems, finance, information technologies, and other charges, and are included in general insurance expenses on the statement of operations. General service expenses are allocated among legal entities using methodologies that management believes to be reasonable to estimate service utilization, including headcount, time studies, or relevant activity levels.
The Company has an IMA with SIM. The agreement provided for investment advisory services related to the Company’s invested assets, including the Company's mortgage loan portfolio. During 2021, the IMA was amended to exclude the Company's mortgage loan portfolio, and the Company entered into a Master Support Services Agreement (MSSA) with SIM to provide for investment management services related to the Company's mortgage loan portfolio. During 2022, the MSSA was amended to assign the

Company's mortgage loan portfolio management to Symetra Investment Management Real Estate Investors (SIMREI), a subsidiary of SIM.
The Company also paid concessions, general agent fees, administrative, and underwriting fees for services provided by its affiliates, primarily to Symetra Securities, Inc.
During 2022 and 2020, the Company received a cash capital contribution of $125.0 and $300.0, respectively, from its Parent. During 2021, the Company did not receive cash capital contributions from its Parent.
During 2022, the Company loaned its Parent $175.0 under a short-term intercompany borrowing agreement, which was subsequently settled prior to December 31, 2022 using proceeds from a senior unsecured loan agreement entered into by the Parent.
During 2022 and 2021, the Company contributed $50.0 and $30.0, respectively, of cash capital to its subsidiary, First Symetra National Life Insurance Company of New York.

	For the Year Ended December 31,
	2022	2021	2020
Transactions with Parent and affiliates:
Payments for investment management and support services	$51.9	$46.7	$45.2
Payments related to commutation endorsements (1)	1.2	1.9	2.9
Shared services expenses (allocated) payments, net (2)	(16.4)	(15.1)	(16.3)
Payments for concessions, general agent fees, administrative, and underwriting fees (3)	34.6	26.3	16.2
___________________
(1)Commutation endorsements paid to SABSCO reduce the reserves reported in life and annuity reserves on the balance sheets and surrender and maturity benefits on the statements of operations, net of related payments.
(2)Reported primarily in general insurance expenses on the statements of operations.
(3)Reported primarily in commissions on the statements of operations.
14. Commitments and Contingencies
Litigation
Because of the nature of its business, the Company is subject to legal actions filed or threatened in the ordinary course of its business operations. The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly basis and updates its established liabilities, disclosures, and estimates of reasonably possible losses or range of loss based on such reviews.
Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such matters will have an impact on its financial condition or results of operations that differs materially from the Company’s established liabilities. However, given the inherent difficulty in predicting the outcome of such matters, it is possible that an adverse outcome in certain such matters could be material to the Company’s financial condition or results of operations for any particular reporting period.
Other Commitments
The Company has committed to provide future capital contributions to alternative investments in limited partnerships. As of December 31, 2022 and 2021, the amount of these unfunded commitments was $126.5 and $191.2, respectively.
The Company has mortgage loans that have been approved but not yet been. funded. As of December 31, 2022 and 2021, unfunded mortgage loan commitments were $77.0 and $77.5, respectively.
The Company has purchased investments of private placement securities that have not yet been funded. As of December 31, 2022 and 2021, unfunded private placement securities commitments were $68.1 and $139.9, respectively.
The Company had no other material commitments or contingencies as of December 31, 2022 or 2021.